                                [GRAPHIC]

                                Smith Barney Muni Funds
                                Limited Term
                                Portfolio

                                ------------------
                                SEMI-ANNUAL REPORT
                                ------------------

                                September 30,  1998

                         [LOGO] Smith Barney Mutual Funds
                                Investing for your future.
                                Every day.(R)

Smith Barney
Muni Funds


[PHOTO]        [PHOTO]

HEATH B.       LAWRENCE T.
MCLENDON       MCDERMOTT
Chairman       Vice President


Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Muni Funds-Limited Term Portfolio ("Fund") for the period ended September 30, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.


Performance Update

For the six months ended September 30, 1998, Class A and L shares of the Fund had a total return of 4.47% and 4.39%, respectively. In comparison, the Lipper Analytical Services, Inc. peer group average returned 3.92% for the same period. (Lipper is an independent fund-tracking organization.)

We are proud to report that the Fund has received a five star rating overall from Morningstar, Inc.(*) as of September 30, 1998. Over the six months covered by the report, the Fund distributed income dividends totaling $0.17 per Class A share; based on its net asset value ("NAV") of $6.89 as of September 30, 1998, this equates to an annualized distribution rate of 4.88% for Class A shares. For an individual in the federal income tax bracket of 36%, the Fund's tax-free yield of 4.88% is equivalent to a taxable yield of 7.63%.


A Style Pure Fund

The Smith Barney Muni Funds - Limited Term Portfolio is a Style Pure Fund. Style Pure Series mutual funds are Smith Barney Mutual Funds that are the basic building blocks of asset allocation. Other than maintaining minimal

-------------
(*) Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through September 30, 1998. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Fund's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. The 1-year rating is calculated using the same methodology, but is not a component of the overall rating. The Fund received 5 stars for the 1- and 5-year periods. It was rated among 1,581 and 943 intermediate municipal bond funds for the 3- and 5-year periods, respectively. Ten percent of the funds in a rating category receive 5 stars. Different classes share a common portfolio of securities.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1
cash or under extraordinary market conditions, each Style Pure Series Fund is totally invested 100% of the time within its designated asset classes and its investment style.


Market and Economic Overview

The municipal bond market has continued to benefit from the U.S. economy's persistent strength. We expect this year's municipal bond issuance to be heavy and come close to the record set in 1993, a year when approximately $290 billion in new debt was issued. Attractive low rates combined with the ongoing infrastructural needs of many municipalities are, in our view, some of the reasons why so many municipal bonds have been issued lately.

Attractive low interest rates have been an incentive for state and local governments to refinance older, high interest rate debt. In addition, when interest rates are low, it is easier to get voter approval to fund ongoing infrastructure construction such as school and healthcare facilities.

The globalization of the U.S. economy has made it more vulnerable to foreign difficulties. In our opinion, the dominant theme in the financial markets continues to be what impact, if any, will Asia's and Russia's problems have on the U.S. economy and future corporate earnings. During the reporting period, strong demand for U.S. Treasuries was fueled by a classic flight to safety amidst rising investor uncertainty. While municipal bond prices have been mostly flat, the prices of U.S. Treasuries have gone higher and their yields have declined to historic levels. Tax-exempt bonds have participated in this rally, albeit at a somewhat subdued pace.

With stock market volatility on the rise and anxiety about the global economy increasing, the Federal Reserve Board ("Fed") changed its monetary policy from one of vigilance against inflation to one of combating deflation. (Deflation is when prices actually fall. Deflation should not be confused with disinflation. Disinflation is the slowing down of the rate at which prices increase.) The Federal Open-Market Committee, the committee that sets interest rate and credit policies for the Federal Reserve System, lowered the federal-funds rate 25 basis points on September 29, 1998. (A basis point is a means of expressing yield as a percentage. Each basis point is 1/100 of 1%. The federal-funds rate is an overnight bank lending rate that is a benchmark for other short-term interest rates.) After the close of the reporting period, the Fed took an unexpected action of cutting short-term interest rates again by another 25 basis points on October 15, 1998. The second Fed rate cut came as a surprise to many investment professionals.

We think that the tax-exempt market, which has been lagging versus the U.S. Treasury market in 1998, should experience stable to lower interest rates as


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders
municipal bond volume slows in the coming year. Moreover, we believe the after-tax attractiveness of municipal bonds should become more apparent to individual investors in the days ahead.


Investment Strategy

The Smith Barney Muni Funds - Limited Term Portfolio is an intermediate-term municipal bond fund that seeks to provide investors with as high a level of current income exempt from federal taxes as is consistent with a prudent investment approach.

The Fund invests primarily in high-grade municipal securities with maturities of less than ten years. Because we are positive on further rate cuts, we have maintained a 9 1/2 year to 10-year average weighted maturity. One of our goals in the Fund is to deliver the performance of a longer-maturity fund with less market volatility. We believe the combination of intermediate-term securities and the Fund's high-grade credit quality orientation should help to reduce credit risk and NAV price volatility, while still maintaining a competitive dividend yield for our shareholders.

As of September 30, 1998, the Fund's average weighted maturity was 9.9 years. The Fund's largest holdings were concentrated in general obligation bonds (16.7%), hospital bonds (16.3%) and transportation bonds (11.7%).

Approximately 93% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Corporation or Moody's Investors Service Inc. at the end of September. (Standard & Poor's Corporation and Moody's Investors Service Inc. are two major credit reporting and bond-rating agencies.) Because of new construction initiatives in the U.S., we remain bullish on select transportation issues. In addition, other areas of the market we particularly like for the next six months are healthcare and utilities issues that fall in the five- to twelve-year maturity range. The electric utilities sector especially looks favorable to us because of the deregulation of the industry, which has created overlooked opportunities in this sector.


Municipal Bond Market Outlook

Going forward, we are optimistic about the attractiveness of the tax-exempt bond market. We expect that the Fed will lower interest rates at least one more time in 1998, and if the U.S. economy remains sluggish, we believe that the Fed will lower rates again in the first half of 1999. We expect a moderately expanding U.S. economy while the Fed continues to monitor the U.S. economy closely for signs of either inflationary or deflationary pressures. While the ultimate effect of the worsening Asian and Russian crisis remains unknown, municipal bonds are yielding almost as much as U.S. Treasuries,


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       3
giving investors tax-exempt income with a competitive yield. At current levels, we believe that tax-exempt securities represent good relative values.

On a more somber note, we report with much sadness the passing of Emeritus Trustee C. Richard Youngdahl. Dick made many valuable contributions to the Board and the Fund during his tenure and he will be missed.

In closing, thank you for investing in the Smith Barney Muni Fund - Limited Term Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                 /s/ Lawrence T. McDermott

Heath B. McLendon                     Lawrence T. McDermott
Chairman                              Vice President

October 26, 1998


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

===============================================================================
Historical Performance -- Class A Shares
===============================================================================

                                     Net Asset Value
                                  ---------------------
                                  Beginning      End        Income      Total
Period Ended                      of Period   of Period   Dividends  Returns/(1)/
=================================================================================
9/30/98                             $6.76       $6.89       $0.17        4.47%+
---------------------------------------------------------------------------------
3/31/98                              6.54        6.76        0.34        8.66
---------------------------------------------------------------------------------
3/31/97                              6.61        6.54        0.35        4.30
---------------------------------------------------------------------------------
3/31/96                              6.54        6.61        0.36        6.65
---------------------------------------------------------------------------------
3/31/95                              6.55        6.54        0.37        5.69
---------------------------------------------------------------------------------
3/31/94                              6.68        6.55        0.37        3.65
---------------------------------------------------------------------------------
3/31/93                              6.45        6.68        0.39        9.82
---------------------------------------------------------------------------------
3/31/92                              6.38        6.45        0.42        7.99
---------------------------------------------------------------------------------
3/31/91                              6.28        6.38        0.40        8.23
---------------------------------------------------------------------------------
3/31/90                              6.20        6.28        0.46        9.07
---------------------------------------------------------------------------------
Inception/*/ - 3/31/89               6.25        6.20        0.13        1.09+
=================================================================================
Total                                                       $3.76
=================================================================================

===============================================================================
Historical Performance -- Class L Shares/(2)/
===============================================================================

                                      Net Asset Value
                                  ---------------------
                                  Beginning      End        Income      Total
Period Ended                      of Period   of Period   Dividends  Returns(1)
===============================================================================
9/30/98                             $6.76       $6.90       $0.15        4.39%+
-------------------------------------------------------------------------------
3/31/98                              6.54        6.76        0.32        8.36
-------------------------------------------------------------------------------
3/31/97                              6.61        6.54        0.34        4.10
-------------------------------------------------------------------------------
3/31/96                              6.54        6.61        0.34        6.45
-------------------------------------------------------------------------------
3/31/95                              6.54        6.54        0.35        5.51
-------------------------------------------------------------------------------
3/31/94                              6.68        6.54        0.35        3.15
-------------------------------------------------------------------------------
Inception/*/ - 3/31/93               6.62        6.68        0.09        2.28+
===============================================================================
Total                                                         $1.94
===============================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

===============================================================================
Average Annual Total Return
===============================================================================

                                                        Without Sales Charge/(1)/
                                                       --------------------------
                                                       Class A       Class L/(2)/
=================================================================================
Six Months Ended 9/30/98+                                4.47%          4.39%
---------------------------------------------------------------------------------
Year Ended 9/30/98                                       7.89            7.78
---------------------------------------------------------------------------------
Five Years Ended 9/30/98                                 5.58            5.32
---------------------------------------------------------------------------------
Inception/*/ through 9/30/98                             7.06            5.98
=================================================================================
                                                         With Sales Charge/(3)/
                                                       --------------------------
                                                       Class A       Class L/(2)/
=================================================================================
Six Months Ended 9/30/98+                                2.35%          2.32%
---------------------------------------------------------------------------------
Year Ended 9/30/98                                       5.68            5.67
---------------------------------------------------------------------------------
Five Years Ended 9/30/98                                 5.15            5.11
---------------------------------------------------------------------------------
Inception/*/ through 9/30/98                             6.84            5.78
=================================================================================


=================================================================================
Cumulative Total Return
=================================================================================
                                                        Without Sales Charge/(1)/
=================================================================================
Class A (Inception/*/ through 9/30/98)                           95.77%
---------------------------------------------------------------------------------
Class L(2) (Inception/*/ through 9/30/98)                        39.53
=================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.

(2) On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 2.00% and Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchases.

* Inception dates for Class A and L shares are November 28, 1988 and January 5, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


-------------------------------------------------------------------------------
6                                       1998 Semi-Annual Report to Shareholders

===============================================================================
Historical Performance (unaudited)
===============================================================================

                 Growth of $10,000 Invested in Class A Shares of
                         the Limited Term Portfolio vs.
                  Lehman Brothers Municipal 5-Year Bond Index,
                   Lehman Brothers Municipal Long Bond Index,
                      Lehman Brothers Municipal Bond Index
               and Lehman Brothers Municipal 10-Year Bond Index+

--------------------------------------------------------------------------------

                         November 1988 -- September 1998


              Limited Term   Lehman Brothers Lehman Brothers  Lehman Brothers  Lehman Brothers
               Portofolio      Municipal      Municipal       Municipal         Municipal
                                5 Year          Long          Bond Index*        10-Year
                             Bond Index*      Bond Index*                       Bond Index*
------------------------------------------------------------------------------------------------
11/28/88      $ 9,796         $10,000        $10,000            $10,000        $10,000
 3/89           9,900         10,024         10,100              10,254         10,173
 3/90          10,720         10,994         11,200              11,336         11,189
 3/91          11,653         12,022         12,071              12,381         12,272
 3/92          12,568         13,046         13,440              13,618         13,415
 3/93          13,786         14,395         15,402              15,322         15,189
 3/94          14,273         14,821         15,574              15,678         15,617
 3/95          15,076         15,667         16,980              16,844         16,790
 3/96          16,078         16,808         18,457              18,256         18,280
 3/97          16,769         17,511         19,620              19,250         19,234
 3/98          18,222         18,848         22,087              21,312         21,232
 9/30/98       19,028         19,577         23,274              22,301         22,289

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on November 28, 1988, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 6, 1994, afterwards at net asset value) and capital gains, if any, at net asset value through September 30, 1998. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* It is the opinion of management that the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal 10-Year Bond Index are more appropriate broad-based benchmarks for the market in which the Limited Term Portfolio invests rather than the Lehman Brothers Municipal Long Bond Index and the Lehman Brothers Municipal 5-Year Index. In future reporting, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal 10-Year Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Municipal Long Bond Index and the Lehman Brothers Municipal 5-Year Index. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years), the Lehman Brothers Municipal 5-Year Bond Index (consisting of maturities of 4-6 years) and the Lehman Brothers Municipal 10-Year Bond Index (consisting of maturities of 10 years) is each a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       7

================================================================================
Schedule of Investments (unaudited)                           September 30, 1998
================================================================================

  FACE
 AMOUNT    RATING                    SECURITY                                          VALUE
=================================================================================================
Education -- 9.4%
$ 2,825,000  Aa2*       Arizona Education Loan Marketing Corp., Education
                          Loan Revenue Bonds, 7.000% due 3/1/02(a)(b)                $ 3,051,000
  1,850,000  A*         Arkansas State Student Loan Authority Revenue,
                          Sub-Series A-2, (Partially Pre-Refunded -- Escrowed
                          with U.S. government securities to 12/1/97,
                          Call @ 100), 6.125% due 12/1/00(a)                           1,900,875
    940,000  Aa*        Brazos, TX Higher Education Authority, Series C-1,
                          6.000% due 11/1/99(a)                                          959,110
  1,150,000  AA         Fairfield County, SC School District, COP,
                          5.500% due 3/1/07                                            1,237,687
  1,000,000  A+         Illinois Student Assistance Commission, Student Loan
                          Revenue, Series H, 6.100% due 3/1/01(a)                      1,036,250
  2,000,000  AAA        Jefferson Parish, LA School Board, Sales and Use Tax
                          Revenue, FSA-Insured, zero coupon to yield
                          5.000% due 9/1/09                                            1,247,500
  4,575,000  AAA        Keller, TX ISD, Capital Appreciation, PSFG, zero coupon
                          to yield 4.930% due 8/15/12                                  2,430,469
  1,000,000  Aaa*       Kentucky Higher Education Student Loan Corp.,
                          Insured Student Loan Revenue, Series 91B,
                          6.500% due 12/1/00(a)                                        1,052,500
    205,000  AAA        Louisiana Public Facilities Authority Revenue,
                          Supplemental Student Loan, Series C,
                          AMBAC-Insured, 8.125% due 12/1/99                              213,200
  2,175,000  AAA        Massachusetts State Health & Educational Facilities
                          Authority Revenue, Northeastern University,
                          Series G, MBIA-Insured, 5.000% due 10/1/18                   2,207,625
  1,110,000  A*         Montana State Higher Education Student Assistance
                          Corp., Student Loan Revenue, Series 92B,
                          7.050% due 6/1/04(a)                                         1,183,538
  2,500,000  AAA        New York State Dormitory Authority Revenues, City
                          University System, FGIC-Insured, 5.000% due 7/1/18           2,528,125
                        North Texas Higher Education Authority Inc.,
                          Student Loan Revenue:
  1,475,000  AAA            AMBAC-Insured, 7.000% due 4/1/01(a)                        1,561,656
  2,400,000  A*             Series D, 6.300% due 4/1/09(a)                             2,508,000
  2,000,000  AAA        Pennsylvania State Higher Education Assistance Agency,
                          Student Loan Revenue Refunding, Series A,
                          FGIC-Insured, 6.800% due 12/1/00                             2,117,500
  1,500,000  A*         Rhode Island Student Loan Authority Revenue Refunding,
                          Series 92B, 6.750% due 12/1/01(a)                            1,601,250
  1,500,000  AAA        Schuylkill, PA Redevelopment Authority Revenue,
                          Commonwealth Lease Revenue Bonds, Series A,
                          FGIC-Insured, 6.850% due 6/1/03                              1,640,625
-------------------------------------------------------------------------------------------------
                                                                                      28,476,910
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

=================================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 1998
=================================================================================================
  FACE
 AMOUNT    RATING                    SECURITY                                              VALUE
=================================================================================================
Escrowed to Maturity(c) -- 3.4%
$   720,000  AAA        Boston, MA Water & Sewer Community Revenue,
                          10.650% due 1/1/99                                         $   727,358
    505,000  Baa3*      Delaware County, PA Development Authority Revenue,
                          (Elwyn Inc. Project), 7.750% due 6/1/00                        537,825
  1,040,000  AAA        Erie County, OH Hospital Improvement, Sandusky
                          Memorial Hospital, 8.750% due 1/1/06(b)                      1,228,500
  1,050,000  AAA        Illinois Educational Facilities Authority Revenue, Chicago
                          Osteopathic Medical, Series A, 8.750% due 7/1/05             1,254,750
    830,000  AAA        Kalamazoo, MI Hospital Finance Authority,
                          6.750% due 4/1/03                                              884,988
    375,000  NR         Lehigh County, PA IDA, Industrial & Commercial
                          Development Revenue, (Strawbridge Project),
                          7.200% due 12/15/01                                            395,625
  1,135,000  Baa1*      New Haven, CT GO, Series B, 9.000% due 12/1/01                1,310,925
    320,000  A          Ouachita Parish, LA Hospital Services District #1,
                          Hospital Revenue Bonds, Glenwood Regional Medical
                          Center, Series 1991, 7.250% due 7/1/00                         338,800
  1,595,000  AAA        Owensboro, KY Electric, Light & Power,
                          10.500% due 1/1/04(b)                                        1,896,056
    160,000  Aa*        Philadelphia, PA Hospitals and Higher Education Facilities
                          Authority Revenue, (St. Agnes Medical Center Project),
                          FHA-Insured, 6.750% due 8/15/01                                166,800
    240,000  AAA        San Francisco, CA Airport Improvement Corp.,
                          Lease Revenue, United Airlines, 7.875% due 7/1/99              244,507
    460,000  NR         Sullivan County, TN Health & Educational Facilities,
                          Holston Valley Community Hospital, 7.000% due 9/1/99           470,304
    810,000  NR         Tom Green County, TX Hospital Authority,
                          7.875% due 2/1/06                                              921,375
-------------------------------------------------------------------------------------------------
                                                                                      10,377,813
-------------------------------------------------------------------------------------------------
General Obligation -- 16.7%
  1,000,000  AAA        Arizona COP Refunding GO, FSA-Insured,
                          6.500% due 3/1/08                                            1,095,000
                        Baltimore, MD GO, Capital Appreciation, Consumer
                          Public Improvement, Series C, FGIC-Insured:
  4,020,000  AAA            Zero coupon to yield 4.700% due 10/15/07                   2,788,875
  4,000,000  AAA            Zero coupon to yield 4.750% due 10/15/08                   2,635,000
  4,600,000  AAA            Zero coupon to yield 4.800% due 10/15/09                   2,875,000
  3,000,000  AAA            Zero coupon to yield 4.950% due 10/15/11                   1,680,000
  2,000,000  AAA        Chicago, IL Board of Education GO, Chicago School
                          Reform, AMBAC-Insured, 5.800% due 12/1/13                    2,232,500
    795,000  BBB        Government of Guam GO, Series A, 5.750% due 8/15/99              807,362
                        Harris County, TX Refunding Toll Road Authority GO
                          Unlimited, MBIA-Insured:
  1,000,000  AAA            Zero coupon to yield 5.150% due 8/15/11                      563,750

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------

Smith Barney Muni Funds                                                      9

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 1998
================================================================================

  FACE
 AMOUNT     RATING                    SECURITY                                          VALUE
=================================================================================================
General Obligation -- 16.7% (continued)
$ 1,000,000  AAA            Zero coupon to yield 5.200% due 8/15/12                  $   531,250
  1,250,000  AAA            Zero coupon to yield 5.250% due 8/15/13                      629,688
  1,450,000  BBB-       Jefferson County, AZ PCR, (Entergy Arizona Inc. Project),
                          5.600% due 10/1/17                                           1,482,625
    500,000  AA+        Kings County, WA GO Unlimited Tax Obligation,
                          9.000% due 12/1/98                                             504,340
  6,705,000  AA-        Massachusetts State GO, Series C, zero coupon to yield
                          5.020% due 8/1/18                                            2,631,713
    865,000  BBB+       New Haven, CT GO, Series B, 9.000% due 12/1/01                   979,612
  2,500,000  A+         New Jersey State GO, COP Equipment, Series A,
                          6.400% due 4/1/05                                            2,712,500
                        New York City GO:
  2,500,000  A-            Series A, 6.250% due 8/1/08                                 2,843,750
    130,000  A-            Series D, 7.200% due 2/1/00                                   135,850
  6,640,000  A-            Series F, zero coupon to yield 5.050% due 8/1/08            4,332,600
  2,000,000  A-            Series H, 5.900% due 8/1/09                                 2,220,000
                        New York, NY GO, Capital Appreciation:
  2,500,000  AAA          Series F, FGIC-Insured, zero coupon to yield
                            5.050% due 8/1/08                                          1,656,250
                          Series G, MBIA-Insured, zero coupon to yield:
  4,000,000  AAA            4.650% due 8/1/07                                          2,785,000
  4,190,000  AAA            4.750% due 8/1/08                                          2,775,875
                        New York State, GO, Series F:
  1,450,000  A            5.000% due 9/15/16                                           1,466,312
  1,120,000  A            5.000% due 9/15/17                                           1,132,600
 13,410,000  AAA        Puerto Rico Commonwealth GO, Capital Appreciation,
                          Public Improvement, zero coupon to yield
                          4.950% due 7/1/15                                            6,185,362
  1,500,000  AA+        Shelby County, TN GO, zero coupon to yield
                          5.350% due 8/1/14                                              725,625
    255,000  AA         Texas State Veterans Housing Assistance Fund GO,
                          FHA-Insured, 6.050% due 12/1/12(a)                             262,331
-------------------------------------------------------------------------------------------------
                                                                                      50,670,770
-------------------------------------------------------------------------------------------------
Hospitals -- 16.3%
    425,000  A+         ABAG Finance Authority Nonprofit Corps, CA Insured COP,
                          (Rehabilitation Mental Health Services Inc. Project),
                          6.100% due 6/1/02                                              457,406
    600,000  A          Bexar County, TX Health Facilities Development Corp.,
                          Health Facilities Revenue Refunding,
                          (Independence Hill Project), LOC Banque Paribas,
                          7.500% mandatory tender 12/1/98                                603,612
  1,000,000  AAA        Calcasieu Parish Louisiana Memorial Hospital Services
                          District Revenue, Lake Charles Memorial Hospital,
                          Series A, CONNIE LEE-Insured, 7.500% due 12/1/05             1,202,500

                 See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 1998
================================================================================

  FACE
 AMOUNT     RATING                    SECURITY                                          VALUE
=================================================================================================
Hospitals -- 16.3% (continued)
$ 3,500,000  BBB        Colorado Health Facilities Authority Hospital Revenue
                          Bonds, Series 1993, Rocky Mountain Adventist Health
                          Guaranteed, 6.250% due 2/1/04                               $3,718,750
  2,135,000  NR         Harris County, TX Health Facilities Development Corp.,
                          Memorial Health System Guaranteed,
                          7.125% due 6/1/05                                            2,407,212
  1,000,000  BBB        Illinois Health Facilities Authority Revenue Refunding,
                          Trinity Medical Center, 6.500% due 7/1/00                    1,036,250
  1,000,000  AA         Kansas State Development Finance Authority
                          Revenue, Catholic Health Initiatives, Series J,
                          5.000% due 12/1/18                                           1,002,500
    500,000  Ba3*       Langhorne Manor Higher Education & Health Authority,
                          Bucks County, PA Lower Bucks Hospital,
                          6.375% due 7/1/99                                              503,290
  2,200,000  BBB        Maplewood, MN Healthcare Facilities Revenue,
                          (Health East Project), 5.950% due 11/15/06                   2,326,500
  3,000,000  AAA        Miami-Dade County, FL Public Facilities Revenue,
                          Jackson Memorial Hospital, FSA-Insured,
                          5.000% due 6/1/18                                            3,030,000
                        New Jersey Healthcare Facilities Financing
                          Authority Revenue:
  3,250,000  AAA            Cathedral Health Services, MBIA/FHA-Insured,
                               5.200% due 8/1/15                                       3,384,062
  1,000,000  Baa1*           Elizabeth General Medical Center, Series C,
                               7.100% due 7/1/99                                       1,023,150
  1,030,000  BBB+           Pascack Valley Hospital, Series 91,
                               6.500% due 7/1/01                                       1,089,225
                        New York State Dormitory Authority Revenue:
  1,000,000  BBB+         Bronx Lebanon Hospital, 5.200% due 2/15/16                   1,012,500
                          Mental Health Services Facilities, Series B:
  3,000,000  A-              5.750% due 8/15/12                                        3,277,500
  3,000,000  A-              5.000% due 2/15/18                                        2,988,750
  3,000,000  AAA          New York & Presbyterian, AMBAC/FHA-Insured,
                             5.000% due 2/1/19                                         3,018,750
  1,570,000  BBB+         North General Hospital, 5.200% due 2/15/16                   1,589,625
  1,150,000  AAA          St. Barnabas Hospital, AMBAC/FHA-Insured,
                             5.350% due 8/1/17                                         1,188,812
  2,500,000  AAA          State University Educational Facilities, Series A,
                             MBIA-Insured, 5.000% due 5/15/18                          2,525,000
  2,170,000  A+         Palm Beach County, FL Health Facilities Authority
                          Revenue, Good Samaritan Health System Guaranteed,
                          6.150% due 10/1/06                                           2,465,662
  1,750,000  A          Riverside, CA Asset Leasing Corp. Leasehold Revenue
                          Bonds, 1993 Series A, Riverside Hospital Project,
                          6.000% due 6/1/04                                            1,900,937

                 See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 1998
================================================================================

  FACE
 AMOUNT     RATING                    SECURITY                                          VALUE
=================================================================================================
Hospitals -- 16.3% (continued)
$ 4,690,000  AA         Royal Oak, MI Hospital Financing Authority Revenue,
                          William Beaumont Hospital, Series K, zero coupon
                          to yield 5.150% due 11/15/08                               $ 3,025,050
                        Scranton-Lackawanna, PA Health & Welfare
                          Authority Revenue:
  3,000,000  BBB-++         Allied Services Rehabilitation Hospitals,
                               7.125% due 7/15/05                                      3,303,750
  1,000,000  BBB-++         Moses Taylor Hospital Project,
                               6.050% due 7/1/10                                       1,073,750
    357,000  BBB-++    Valley Health System, CA COP Refunding Project,
                          6.250% due 5/15/99                                             360,017
-------------------------------------------------------------------------------------------------
                                                                                      49,514,560
-------------------------------------------------------------------------------------------------
Housing -- 4.8%
  2,500,000  BBB        California Statewide Community Development Authority
                          Revenue, Irvine Apartment Communities, Series A-4,
                          5.250% due 5/15/25                                           2,568,750
  2,250,000  AAA        Dekalb County, GA HFA, Multi-Family Housing Revenue,
                          (Chimney Trace Project), FNMA-Collateralized,
                          5.625% mandatory tender 5/1/05                               2,413,125
    615,000  AAA        Fairfax County, VA Redevelopment & Housing Authority,
                          Multi-Family Refunding, Kingsley 91A, FHA-Insured,
                          6.500% due 11/1/01                                             647,287
  1,000,000  AAA        Harrisonburg, VA Redevelopment & Housing Authority,
                          Multi-Family Housing Revenue, (Greens of Salem Run
                          Project), FSA-Insured, 6.000% due 4/1/12(a)                  1,090,000
  1,800,000  AA-        Louisiana Public Facilities Authority Revenue,
                          Multi-Family Housing, Oakleigh Apartments, Series A,
                          5.950% mandatory tender 3/15/05                              1,903,500
  1,200,000  NR         Maricopa County, AZ IDA, Multi-Family Housing
                          Revenue, Stanford Court Apartments, Series B,
                          5.750% due 7/1/08                                            1,213,500
    384,686  AAA        Monroe-West Monroe, LA Public Trust Financing
                          Authority, FHLMC-Collateralized, 8.500% due 5/20/02            403,921
    820,000  Aaa*       Nevada Housing Single-Family Mortgage, Series E,
                          FHA-Insured 5.350% due 10/1/27(a)                              855,875
    410,000  Ba2*       Odessa, TX Housing Development Corp. #2, Multi-Family
                          Revenue Refunding, Chaparral Village, Series A,
                          6.375% due 12/1/03                                             429,475
  1,340,000  AAA        Onterie Center Housing Finance Corp., IL Mortgage
                          Revenue Refunding, (Onterie Center Project),
                          Series A, MBIA-Insured, 6.500% due 7/1/02                    1,430,450
    130,000  AAA        St. Louis County, MO Single-Family Mortgage Revenue,
                          MBIA-Insured, 6.125% due 4/1/03                                136,013

                 See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 1998
================================================================================

  FACE
 AMOUNT     RATING                    SECURITY                                          VALUE
=================================================================================================
Housing -- 4.8% (continued)
$ 1,000,000  AAA        Texas State Department of Housing & Community Affairs,
                          GNMA/FNMA/FHLMC-Collateralized Home Mortgage
                          Revenue Bonds, Series B-2, RIBS Variable Rate,
                          10.000% due 6/18/23(a)(d)                                  $ 1,107,500
     70,000  AA         Texas State Housing Agency Mortgage Revenue
                          Single-Family, 1987D, GNMA-Collateralized
                          7.750% due 7/1/99(a)                                            70,934
    410,000  AA         Wyoming Community Development Authority,
                          Single-Family Mortgage, Series 1988C,
                          7.800% due 6/1/99(a)                                           414,731
-------------------------------------------------------------------------------------------------
                                                                                      14,685,061
-------------------------------------------------------------------------------------------------
Industrial Development -- 9.0%
  1,500,000  A          Bel Air, MD Revenue Refunding, (May Department
                          Stores Co. Project), 6.375% due 10/1/99                      1,542,135
  1,000,000  A          Belmont County, OH IDR Refunding, (May Department
                          Stores Co. Project), Series 91, 6.500% due 1/1/00            1,036,250
  2,000,000  AAA        Clarion County, PA IDA Energy Development Revenue,
                          (Piney Creek Project), LOC Swiss Bank,
                          7.250% mandatory tender 12/1/00(a)                           2,135,000
  5,000,000  BBB-       Greenville, SC Connector 2000 Association Inc.,
                          SC Toll Road Revenue, Capital Appreciation,
                          Series B, zero coupon to yield 5.700% due 1/1/15             2,012,500
  3,000,000  Ba1*       Griffin-Spalding County, GA Development Authority
                          Revenue Refunding, (Borden Inc. Project,) Borden Inc.
                          Guaranteed, 7.200% due 6/1/00                                3,131,250
  2,000,000  A+         Iowa Finance Authority, (Governors Square Project),
                          Policy of Indemnity Commercial Union Assurance
                          Co. PLC, Reinsured by Trygg-Hansa Insurance Co.
                          of Sweden, 7.250% mandatory tender 4/1/02                    2,068,880
  3,000,000  A+         Marion, IA Commercial Development Revenue, (Collins
                          Road Project), Policy of Indemnity Aetna Casualty &
                          Surety Co., Reinsured by Trygg-Hansa Insurance Co.
                          of Sweden, 7.250% mandatory tender 7/1/02                    3,105,000
  3,500,000  BBB+       Metropolitan Government Nashville & Davidson County,
                          TN IDB Revenue Refunding & Improvement, Osco
                          Treatment Inc. Guaranteed, 6.000% due 5/1/03(a)              3,692,500
  1,000,000  NR         Minneapolis, MN Commercial Development Revenue,
                          (Holiday Inn Metrodome Project), 6.000% due 12/1/01          1,010,000
  2,280,000  AAA        Nassau County, NY IDA, Civic Facility Revenue, Capital
                          Appreciation, Hofstra University Project, zero coupon
                          to yield 5.130% due 7/1/16                                     969,000
  1,625,000  Aa3*       New Jersey EDA, Growth Bonds, LOC Banque Nationale
                          de Paris, 6.200% due 12/1/02(a)                              1,734,688

                 See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 1998
================================================================================

  FACE
 AMOUNT     RATING                    SECURITY                                          VALUE
=================================================================================================
Industrial Development -- 9.0% (continued)
                        New York City IDA:
$   565,000  Aa1*       IDR Oakdale Knitting Mills Inc., Composite Offering
                             XXX 1990, Series G, LOC ABN AMRO Bank, NV,
                             7.700% mandatory tender 11/1/00(a)                      $   567,232
    435,000  Aa1*         SuperFlex, Ltd. Project, Composite Offering XVIII 1989,
                             Series A, LOC ABN AMRO Bank, NV, 7.750%
                             optional tender 11/1/99(a)                                  436,405
  1,195,000  NR           Community Hospital, Brooklyn, 6.875% due 11/1/10             1,209,938
  2,350,000  AAA        Sioux City, IA IDR, (Terra Centre Project), LOC Rabobank
                          Nederland, 6.800% due 5/1/07                                 2,540,938
-------------------------------------------------------------------------------------------------
                                                                                      27,191,716
-------------------------------------------------------------------------------------------------
Life Care -- 1.2%
  1,355,000  BBB        Illinois Development Finance Authority, Health
                          Facilities Revenue, Community Living Options,
                          6.375% due 3/1/00                                            1,385,488
  1,045,000  A-         New York State Medical Care Facilities Finance Agency
                          Revenue, Mental Health Services Facilities, Series B,
                          7.100% due 2/15/99                                           1,058,784
  1,000,000  AAA        Rio Grande Valley, TX Health Facilities, (Valley Baptist
                          Medical Center Project), Short RITES, MBIA-Insured,
                          Coupon varies weekly till 8/1/02 then converts to
                          6.250%, 7.920% due 8/1/06(d)                                 1,136,250
-------------------------------------------------------------------------------------------------
                                                                                       3,580,522
-------------------------------------------------------------------------------------------------
Miscellaneous -- 8.2%
  2,595,000  BBB-       Clarksville, TN Natural Gas Acquisition Corp.,
                          Gas Revenue, Series A, 6.500% due 11/1/00                    2,689,069
  2,750,000  A2*        Hoffman Estate, IL Tax Increment Junior Lien, Hoffman
                          Estate Development, Series 91, 6.500% due 5/15/01            2,921,875
  2,700,000  A          Illinois Development Finance Authority Revenue, Debt
                          Restructure -- East St. Louis, 6.8750% due 11/15/05          3,037,500
  3,000,000  AAA        Jefferson, LA Sales Tax District, Special Sales Tax
                          Revenue, FSA-Insured, 5.000% due 12/1/18                     3,026,250
    470,000  Aa3*       New Jersey EDA Revenue, LOC Banque Nationale de
                          Paris, Series A, 6.250% due 12/1/01(a)                         481,407
  1,500,000  A          New York State Job Development Authority, Special
                          Purpose, Series A, 5.250% due 3/1/10                         1,575,000
                        New York State Urban Development Corporation Revenue,
                          Correctional Capital Facilities:
  3,000,000  BBB+           Series A, 5.000% due 1/1/18                                2,988,750
  2,950,000  BBB+           Series 6, 5.500% due 1/1/13                                3,237,625
  3,900,000  BBB-       Spokane, WA Downtown Foundation Parking Revenue,
                          (River Park Square Project), 5.000% due 8/1/08               3,943,875
  1,000,000  AA         Tuscon, AZ COP, Asset Guaranty, 6.000% due 7/1/04              1,096,250
-------------------------------------------------------------------------------------------------
                                                                                      24,997,601
-------------------------------------------------------------------------------------------------

                 See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 1998
================================================================================

  FACE
 AMOUNT     RATING                    SECURITY                                          VALUE
=================================================================================================
Pollution Control -- 3.7%
$ 1,035,000  AAA        Burke County, GA Development Authority PCR,
                          Refunding, Ogelthorpe Power Co., MBIA-Insured,
                          7.500% due 1/1/03                                          $ 1,119,094
                        Detroit, MI Economic Development Corp., Facilities
                          Recovery Revenue, FSA-Insured:
  2,540,000  AAA            Series A, 7.000% due 5/1/01(a)                             2,679,700
  1,000,000  AAA            Series 91A, 6.600% due 5/1/02(a)                           1,082,500
  1,500,000  BBB+       Illinois Development Financing Authority, Solid Waste
                          Disposal Revenue Bonds, (Waste Management Inc.
                          Project), Series 1990, 7.125% due 1/1/01(a)                  1,590,000
  1,000,000  A-1+       Maricopa County, AZ Pollution Control Revenue, Public
                          Service Co., Series A, 3.900% due 5/1/29(e)                  1,000,000
  1,000,000  Baa2*      Massachusetts State IDB Finance Agency, PCR, (Eastern
                          Edison Co. Project), 5.875% due 8/1/08                       1,051,250
  1,500,000  AAA        Montgomery, AL IDB, PCR, (General Electric Co. Project),
                          7.000% mandatory tender, 9/15/00(a)                          1,595,625
    950,000  Baa1*      Onondaga County, NY Resource Recovery Agency
                          Project Revenue Bonds, Series 1992,
                          6.625% due 5/1/00(a)                                           982,063
-------------------------------------------------------------------------------------------------
                                                                                      11,100,232
-------------------------------------------------------------------------------------------------
Pre-Refunded -- 0.3%
                        Austin, TX Water, Sewer & Electric Refunding Revenue:
    105,000  A*           Call 5/15/99 @ 100, 14.000% due 11/15/01(c)                    111,956
     60,000  A*           Various Call Dates @ 100, 14.000% due 11/15/01(c)               67,875
    495,000  AAA        Gila County, AZ IDA PCR, (Call 2/15/01 @ 101),
                          11.250% due 4/1/01(c)                                          574,819
    235,000  AAA        Massachusetts State Port Authority Revenue,
                          FGIC-Insured, Series A, (Pre-Refunded -- Escrowed
                          with State and Local government securities,
                          Call 7/1/00 @ 102), 7.200% due 7/1/03(a)                       252,919
-------------------------------------------------------------------------------------------------
                                                                                       1,007,569
-------------------------------------------------------------------------------------------------
Public Facilities -- 1.4%
     40,000  A-         Concord Santa Cruz Southgate, CA COP, ABAG Finance
                          Corp., 7.100% due 6/1/99                                        40,199
  4,000,000  Aa*        Mt. Sterling, KY Lease Revenue, Kentucky League of
                          Cities 1993A, Transamerica Life Guaranteed,
                          5.625% due 3/1/03(b)                                         4,260,000
-------------------------------------------------------------------------------------------------
                                                                                       4,300,199
-------------------------------------------------------------------------------------------------
Solid Waste -- 1.1%
  3,000,000  A2*        Northeast Maryland Waste Disposal Authority,
                          Solid Waste Revenue, Montgomery County,
                          6.200% due 7/1/10(a)                                         3,270,000
-------------------------------------------------------------------------------------------------

                 See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 1998
================================================================================

  FACE
 AMOUNT     RATING                    SECURITY                                          VALUE
=================================================================================================
Transportation -- 11.7%
                        Denver, CO City & County Airport Revenue:
$ 1,590,000  Baa1*        Series 1992B, 7.000% due 11/15/01(a)                       $ 1,717,200
  1,000,000  Baa1*        Series 1992B, 7.000% due 11/15/02(a)                         1,101,250
  1,000,000  Baa1*        Series 1994A, 7.200% due 11/15/02(a)                         1,108,750
  1,510,000  AAA          Series B, MBIA-Insured, 6.250% due 11/15/06(a)               1,727,062
                        E-470 Public Highway Authority, CO Senior Revenue
                          Bonds, MBIA-Insured:
  5,000,000  AAA            Zero coupon to yield 5.430% due 9/1/16                     2,112,500
  5,000,000  AAA            Zero coupon to yield 5.450% due 9/1/17                     2,000,000
  2,445,000  AAA        Hawaii Airport System Revenue, Second Series of 91,
                          MBIA-Insured, 6.100% due 7/1/99(a)                           2,488,643
  1,250,000  A          Indiana Transportation Finance Authority, Airport
                          Facilities Lease Revenue, Series A, United Air,
                          6.125% due 11/1/02                                           1,356,250
                        Massachusetts State Port Authority Revenue:
    765,000  AAA          FGIC-Insured, Series A, 7.200% due 7/1/03(a)                   820,463
  1,000,000  AA-          FGIC-Insured, Series B, 5.000% due 7/1/18(a)                   997,500
  3,000,000  AA-          Series D, 5.000% due 7/1/18                                  3,026,250
  9,000,000  Aaa*       Massachusetts State Turnpike Authority,
                          Metropolitan Highway System Revenue, Series C,
                          MBIA-Insured, zero coupon to yield 5.400% due 1/1/16         4,016,250
  3,000,000  Aa1*       Ocean Highway and Port Authority, Nassau County, FL
                          Adjustable Demand Revenue Bonds, Series 1990,
                          LOC ABN AMRO Bank, NV, 6.250% mandatory
                          tender 12/1/02(a)                                            3,273,750
  2,500,000  AAA        Phoenix, AZ Civic Improvement Corp., Airport Revenue,
                          Series A, FSA-Insured, 5.000% due 7/1/18                     2,534,375
    750,000  AA         Port of Houston Authority, Harris County, TX
                          Port Improvement Unlimited Tax Obligation,
                          8.500% due 11/1/98(a)                                          752,738
  2,235,000  AAA        Puerto Rico Commonwealth Highway & Transportation
                          Revenue, Series A, AMBAC-Insured, zero coupon to
                          yield 5.050% due 7/1/17                                        930,319
  4,000,000  A          Rhode Island State Turnpike & Bridge Authority Revenue,
                          5.350% due 12/1/17                                           4,080,000
  1,340,000  AAA        Triborough Bridge & Tunnel Authority, NY Special
                          Obligation, Series A, FGIC-Insured, 5.000% due 1/1/16        1,358,425
-------------------------------------------------------------------------------------------------
                                                                                      35,401,725
-------------------------------------------------------------------------------------------------
Utilities -- 9.5%
  4,585,000  A*         Austin, TX Water, Sewer & Electric Refunding Revenue,
                          14.000% due 11/15/01                                         5,427,494
                        Chelan County, WA Public Utility District #1:
  1,500,000  AA           Chelan Hydro Consolidated System Revenue Bonds,
                             7.000% mandatory tender 7/1/01(a)                         1,618,125

                 See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 1998
================================================================================

  FACE
 AMOUNT     RATING                    SECURITY                                          VALUE
=================================================================================================
Utilities -- 9.5% (continued)
$22,485,000  AAA          Columbia River Rock Capital Appreciation, MBIA-
                          Insured, zero coupon to yield 6.999% due 6/1/13            $11,270,606
    600,000  A-         Georgia Muni Gas Authority Revenue, (Southern Storage
                          Gas Project), 6.300% due 7/1/09                                664,500
                        Long Island Power Authority, NY Electric System
                          Revenue, Capital Appreciation, Series A, FSA-Insured:
  3,715,000  AAA            Zero coupon to yield 5.280% due 12/1/17                    1,458,138
  3,660,000  AAA            Zero coupon to yield 5.280% due 12/1/18                    1,367,925
                        Philadelphia, PA Gas Works Revenue Bonds:
    770,000  Baa1*        13th Series, 7.400% due 6/15/00                                813,312
  2,500,000  AAA          Series B, FSA-Insured, 5.000% due 7/1/18                     2,528,125
  1,000,000  BB         Sam Rayburn, TX Municipal Power Supply System
                          Revenue Refunding, Series A, 6.200% due 10/1/01              1,022,500
  2,520,000  AAA        Union County, NJ Utilities Authority, Series A,
                          AMBAC-Insured, 5.000% due 6/1/14(a)                          2,564,100
-------------------------------------------------------------------------------------------------
                                                                                      28,734,825
-------------------------------------------------------------------------------------------------
Water & Sewer -- 3.3%
  3,500,000  AAA        Detroit, MI Water Supply System, FGIC-Insured,
                          6.500% due 7/1/15                                            4,274,375
  1,500,000  NR         New Jersey EDA Water Facilities Revenue, Series 1991,
                          (New Jersey American Water Co. Inc. Project),
                          Private Placement, 7.400% due 11/1/01(a)                     1,599,375
  2,500,000  AA         Somerset Raritan Valley, NJ Sewer, Series G,
                          6.750% due 7/1/10                                            2,675,000
    860,000  A          Texas Water Resource Finance Authority Revenue,
                          Series 89, 7.400% due 8/15/00                                  884,888
                        Washington Township, NJ Municipal Utilities Authority
                          Revenue, Capital Appreciation, Series A, FGIC-Insured:
    350,000  Aaa*            Zero coupon to yield 4.400% due 12/15/08                    226,187
    360,000  Aaa*            Zero coupon to yield 4.500% due 12/15/10                    211,050
    540,000  Aaa*            Zero coupon to yield 4.600% due 12/15/13                    274,050
-------------------------------------------------------------------------------------------------
                                                                                      10,144,925
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $287,227,542**)                                    $303,454,428
=================================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(b) Security segregated by Custodian for open market purchase commitment.

(c) Bonds escrowed to maturity by U.S. government securities and Pre-Refunded bonds escrowed with U.S. government securities are considered by the manager to be triple-A rated even if issuer has not applied new ratings.

(d) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.

(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

**  Aggregate cost for Federal income tax purposes is substantially the same.


See pages 18 and 19 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

================================================================================
Bond Ratings (unaudited)
================================================================================

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except that those which are identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's") and those which are identified by a double dagger (++) are rated by Fitch Investors Services, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB     -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's - Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)(continued)
================================================================================

Fitch -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A      -- Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.

BBB    -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR     -- Indicates that the bond is not rated by Standard & Poor's, Moody's or
          Fitch.

================================================================================
Short-Team Security Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
MIG1   -- Moody's highest rating for short-term municipal obligations.
P-1    -- Moody'shighest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG   -- Association of Bay Area
          Governments
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance
          Company
CONNIE
  LEE  -- College Construction Loan
          Insurance Association

COP    -- Certificate of Participation
EDA    -- Economic Development Authority
FLAIRS -- Floating Adjustable Interest Rate
          Securities
FGIC   -- Financial Guaranty Insurance
          Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage
          Corporation
FNMA   -- Federal National Mortgage
          Association
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract

GNMA   -- Government National Mortgage
          Association
GO     -- General Obligation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
ISD    -- Independent School District
INFLOS -- Inverse Floaters
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors
          Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse
          Coupon Security
PCFA   -- Pollution Control Financing
          Authority
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt
          Securities
VA     -- Veterans Administration
VRDD   -- Variable Rate Demand Note
VRWE   -- Variable Rate Wednesday Demand
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

================================================================================
Statement of Assets and Liabilities (unaudited)             September  30, 1998
================================================================================

ASSETS:
   Investments, at value (Cost -- $287,227,542)                          $ 303,454,428
   Cash                                                                         34,890
   Interest receivable                                                       4,135,236
   Receivable for securities sold                                            2,725,622
   Receivable for Fund shares sold                                           1,282,815
--------------------------------------------------------------------------------------
   Total Assets                                                            311,632,991
--------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                            705,251
   Management fees payable                                                     144,802
   Distribution fees payable                                                    15,188
   Accrued expenses                                                             70,918
--------------------------------------------------------------------------------------
   Total Liabilities                                                           936,159
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 310,696,832
======================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                            $      45,085
   Capital paid in excess of par value                                     296,921,149
   Undistributed net investment income                                         420,598
   Accumulated net realized loss from security transactions                 (2,916,886)
   Net unrealized appreciation of investments                               16,226,886
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 310,696,832
======================================================================================
Shares Outstanding:
   Class A                                                                  40,101,242
   -----------------------------------------------------------------------------------
   Class L                                                                   4,983,720
   -----------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                        $        6.89
   -----------------------------------------------------------------------------------
   Class L (*)                                                           $        6.90
   -----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 2.04% of net asset value per share)     $        7.03
   -----------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)     $        6.97
======================================================================================

(*) Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended September 30, 1998

INVESTMENT INCOME:
  Interest                                                               $   8,234,185
--------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                                     724,332
  Distribution fees (Note 3)                                                   249,317
  Shareholder and system servicing fees                                         36,890
  Registration fees                                                             25,069
  Shareholder communications                                                    17,222
  Pricing service fees                                                          10,027
  Audit and legal                                                                8,023
  Custody fees                                                                   7,243
  Trustees' fees                                                                 3,008
  Other                                                                          5,515
--------------------------------------------------------------------------------------
  Total Expenses                                                             1,086,646
--------------------------------------------------------------------------------------
Net Investment Income                                                        7,147,539
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                                     84,054,247
    Cost of securities sold                                                 83,340,305
--------------------------------------------------------------------------------------
  Net Realized Gain                                                            713,942
--------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                                     11,466,415
    End of period                                                           16,226,886
--------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                    4,760,471
--------------------------------------------------------------------------------------
Net Gain on Investments                                                      5,474,413
--------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                   $  12,621,952
======================================================================================

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended September 30, 1998 (unaudited) and the Year Ended March 31, 1998

                                                          September 30          March 31
=========================================================================================
OPERATIONS:
  Net investment income                                  $   7,147,539      $  14,476,709
  Net realized gain                                            713,942          1,823,647
  Increase in net unrealized appreciation                    4,760,471          7,111,367
-----------------------------------------------------------------------------------------
  Increase in Net Assets from Operations                    12,621,952         23,411,723
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                                     (7,107,318)       (14,092,042)
-----------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                           (7,107,318)       (14,092,042)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                          40,538,589         43,773,091
  Net asset value of shares issued
    for reinvestment of dividends                            4,089,132          7,991,624
  Cost of shares reacquired                                (27,660,301)       (60,889,261)
-----------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                                 16,967,420         (9,124,546)
-----------------------------------------------------------------------------------------
Increase in Net Assets                                      22,482,054            195,135
NET ASSETS:
  Beginning of period                                      288,214,778        288,019,643
-----------------------------------------------------------------------------------------
  End of period/*/                                       $ 310,696,832      $ 288,214,778
=========================================================================================
/*/ Includes undistributed net investment income of:     $     420,598      $     380,377
=========================================================================================



                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1.       Significant Accounting Policies

The Limited Term Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and seven other separate investment portfolios: Florida, Georgia, New York, Pennsylvania, National, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports .

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment,financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

2. Exempt-Interest Dividends  and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3.  Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays MMC a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), was the Fund's distributor. SSB (as well as certain other broker-dealers) continues to sell Fund shares to the public as members of the selling group.

On June 12, 1998, the Fund's Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 1998, SSB received sales charges of approximately $294,000 and $26,000 on sales of the Portfolios' Class A and Class L shares, respectively. In addition, for the six months ended September 30, 1998, CDSCs paid to SSB were approximately:

                                                          Class A        Class L
================================================================================
CDSCs                                                     $7,000          $4,000
================================================================================


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A and L shares calculated at an annual rate of 0.15% of the average daily net assets of each class. In addition, the Portfolio pays a distribution fee with respect to Class L shares calculated at an annual rate of 0.20% of the average daily net assets.

For the six months ended September 30, 1998, total Distribution Plan fees incurred were:


                                                           Class A       Class L
================================================================================
Distribution Plan Fees                                    $193,287       $56,030
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

4.  Investments

During the six months ended September 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $90,043,580
--------------------------------------------------------------------------------
Sales                                                                 84,054,247
================================================================================

At September 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 16,304,929
Gross unrealized depreciation                                           (78,043)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 16,226,886
================================================================================

5.  Capital Loss Carryforward

At March 31, 1998, the Portfolio had, for Federal income tax purposes, approximately $3,628,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

                                                    2003                 2004
================================================================================
Carryforward Amounts                             $1,888,000           $1,740,000
================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

6.  Shares of Beneficial Interest

At September 30, 1998, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At September 30, 1998, total paid-in capital amounted to the following for each class:

                                                      Class A         Class L
================================================================================
Total Paid-in Capital                               $263,274,744   $ 33,691,490
================================================================================

Transactions in shares of each class were as follows:

                                          Six Months Ended                  Year Ended
                                        September 30, 1998                March 31, 1998
                                    -------------------------       ----------------------------
                                      Shares           Amount         Shares            Amount
================================================================================================
Class A
Shares sold                         5,171,925     $ 35,202,722        5,614,217     $ 37,885,348
Shares issued on reinvestment         532,992        3,616,483        1,047,721        7,028,557
Shares redeemed                    (3,605,902)     (24,431,570)      (8,343,657)     (55,870,050)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)             2,099,015     $ 14,387,635       (1,681,719)    $(10,956,145)
================================================================================================
Class L(*)
Shares sold                           785,609        5,335,867          875,665     $  5,887,743
Shares issued on reinvestment          69,639          472,649          143,726          963,067
Shares redeemed                      (475,876)      (3,228,731)        (746,719)      (5,019,211)
------------------------------------------------------------------------------------------------
Net Increase                          379,372     $  2,579,785          272,672     $  1,831,599
================================================================================================
(*) On June 12, 1998, Class C shares were renamed as Class L shares.


--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================
For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class A Shares                       1998(1)        1998         1997         1996         1995(2)       1994
================================================================================================================
Net Asset Value,
  Beginning of Period               $6.76          $6.54        $6.61        $6.54        $6.55          $6.68
----------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income              0.17           0.34         0.34         0.36         0.36           0.37
  Net realized and
     unrealized gain (loss)          0.13           0.22        (0.06)        0.07           --          (0.13)
----------------------------------------------------------------------------------------------------------------
Total Income From Operations         0.30           0.56         0.28         0.43         0.36           0.24
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.17)         (0.34)       (0.35)       (0.36)       (0.37)         (0.37)
----------------------------------------------------------------------------------------------------------------
Total Distributions                 (0.17)         (0.34)       (0.35)       (0.36)       (0.37)         (0.37)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $6.89          $6.76        $6.54        $6.61        $6.54          $6.55
----------------------------------------------------------------------------------------------------------------
Total Return                         4.47%++        8.66%        4.30%        6.65%        5.69%          3.65%
----------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)           $276           $257         $260         $278         $245           $282
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                           0.73%+         0.74%        0.75%        0.75%        0.61%          0.53%
  Net investment income              4.96+          5.14         5.16         5.43         5.61           5.53
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                29%            58%          46%          26%          22%            25%
================================================================================================================

(1)  For the six months ended September 30, 1998 (unaudited).
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class L Shares(1)                   1998(2)        1998         1997         1996         1995(3)        1994
===============================================================================================================
Net Asset Value,
  Beginning of Period            $   6.76       $   6.54     $   6.61     $   6.54     $   6.54       $   6.68
---------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income              0.16           0.33         0.33         0.35         0.35           0.35
  Net realized and
     unrealized gain (loss)          0.13           0.21        (0.06)        0.06           --          (0.14)
---------------------------------------------------------------------------------------------------------------
Total Income From Operations         0.29           0.54         0.27         0.41         0.35           0.21
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.15)         (0.32)       (0.34)       (0.34)       (0.35)         (0.35)
---------------------------------------------------------------------------------------------------------------
Total Distributions                 (0.15)         (0.32)       (0.34)       (0.34)       (0.35)         (0.35)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period   $   6.90       $   6.76     $   6.54     $   6.61     $   6.54       $   6.54
---------------------------------------------------------------------------------------------------------------
Total Return                         4.39%++        8.36%        4.10%        6.45%        5.51%          3.15%
---------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)           $ 34,364       $ 31,133     $ 28,325     $ 28,824     $ 26,622       $ 26,869
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                           0.94%++        0.99%        0.97%        0.96%        0.89%          0.88%
  Net investment income              4.74+          4.89         4.94         5.22         5.34           5.10
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                29%            58%          46%          26%          22%            25%
===============================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.
(2)  For the six months ended September 30, 1998 (unaudited).
(3) On November 7, 1994, the former Class B shares were renamed Class C shares. ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized

--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

                                                              SalomonSmithBarney
                                                    ----------------------------
                                                    A member of citigroup [LOGO]

Trustees

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus


Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Manager

Mutual Management Corp.


Distributor

CFBDS, Inc.


Custodian

PNC Bank, N.A.


Shareholder
Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Limited Term Portfolio. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


Smith Barney Muni Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com


FD0804 11/98

                                     [GRAPHIC]


                                Smith Barney Muni Funds
                                National
                                Portfolio
[GRAPHIC]
                                -------------------
                                SEMI-ANNUAL REPORT
                                -------------------

                                September 30, 1998


                         [LOGO] Smith Barney Mutual Funds
                                Investing for your future.
                                Every day.(R)

Smith Barney Muni Funds
National Portfolio
================================================================================

The Smith Barney Muni Funds-- National Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes as is consistent with prudent investing.


Smith Barney Muni Funds -- National Portfolio
Average Annual Total Returns
September 30, 1998

                                              Without Sales Charges(1)
                                   ---------------------------------------------
                                   Class A           Class B         Class L(2)
================================================================================
Six-Month+                          4.90%             4.59%            4.51%
--------------------------------------------------------------------------------
One-Year                            9.12              8.51             8.45
--------------------------------------------------------------------------------
Five-Year                           6.53               N/A             5.88
--------------------------------------------------------------------------------
Ten-Year                            8.82               N/A              N/A
--------------------------------------------------------------------------------
Since Inception++                   8.29              9.99             7.05
================================================================================

                                               With Sales Charges(3)
                                   ---------------------------------------------
                                   Class A           Class B         Class L(2)
================================================================================
Six-Month+                          0.71%             0.09%            2.48%
--------------------------------------------------------------------------------
One-Year                            4.76              4.01             6.38
--------------------------------------------------------------------------------
Five-Year                           5.66               N/A             5.67
--------------------------------------------------------------------------------
Ten-Year                            8.38               N/A              N/A
--------------------------------------------------------------------------------
Since Inception++                   7.93              9.60             6.86
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed also within the first year of purchase. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.

================================================================================
FUND HIGHLIGHT
================================================================================

We have continued to maintain a fairly long average life because we believe that the risk of higher inflation is minimal. As of September 30, 1998, the call-adjusted average life of the Portfolio was 12.8 years. In addition, we have placed a greater emphasis on call protection which we believe will provide our shareholders with more consistent long-term income during the current low-interest rate environment.

================================================================================
NASDAQ SYMBOL
================================================================================

               Class A                                SBBNX

================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter.............................................................1

Historical Performance.........................................................4

Smith Barney Muni Funds -- National Portfolio
at a Glance....................................................................6

Schedule of Investments........................................................7

Statement of Assets and Liabilities...........................................19

Statement of Operations.......................................................20

Statements of Changes in Net Assets...........................................21

Notes to Financial Statements.................................................22

Financial Highlights..........................................................25

================================================================================
SHAREHOLDER LETTER
================================================================================



[PHOTO]                       [PHOTO]

HEATH B.                      PETER M.
MCLENDON                      COFFEY

Chairman                      Vice President



Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Muni Funds
- National Portfolio ("Portfolio") for the period ended September 30, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow.

A Style Pure Fund

The Smith Barney Muni Funds - National Portfolio is a Style Pure Fund. Style Pure Series mutual funds are Smith Barney Mutual Funds that are the basic building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, each Style Pure Series Fund is totally invested 100% of the time within its designated asset classes and its designated investment style.

Portfolio Performance Update

For the six months ended September 30, 1998, the Class A shares of the National Portfolio generated a total return of 4.90%, significantly outperforming the average total return of 4.28% for general municipal bond funds for the same period, according to Lipper Analytical Services, Inc., an independent fund-tracking organization. Performance information on other share classes of the Portfolio appears on page 4.

Smith Barney Muni Funds - National Portfolio
Average Annual Total Returns - Without Sales Charges+

Your Portfolio continues to be a consistent performer among its Lipper peers. The Portfolio has ranked in the first quartile of general municipal bond funds in the Lipper Survey for the 1-, 5- and 10-year periods ended September 30, 1998.++

                                                                   Lipper Peer
                                 Class A Shares                   Group Average
                                 --------------                   -------------
One-Year                             9.12%                            8.20%
Five-Year                            6.53                             5.66
Ten-Year                             8.82                             7.97

Based on its net asset value ("NAV") of $14.45 as of September 30, 1998 and the current monthly income distribution per share of $0.064 for Class A shares, this equates to an annualized distribution rate of 5.31%. For an individual in the federal income tax bracket of 36%, the Portfolio's tax free yield of 5.31% is equivalent to a taxable yield of 8.30%. (According to the Internal Revenue Service, the 36% tax bracket constitutes nearly 10% of all U.S. taxpayers.)

----------
+ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares.
++   Lipper rankings show a fund's 1-, 5- and 10-year annualized returns (at
     NAV) as of a particular reporting period. Lipper also compares a fund's returns to the average of its peer group. The rankings are subject to change every month. Past performance is not a guarantee of future results. For the 1-, 5- and 10-year periods, ended September 30, 1998, there were 237, 134 and 73 funds, respectively, in the Lipper peer group category. Different classes share a common portfolio of securities.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1

We are proud to report that your Portfolio was awarded a five-star rating overall for Class A and a four-star rating for Class B and Class L from Morningstar, Inc.* as of September 30, 1998.

Market and Economic Overview

Bond market performance was shaped primarily by surging demand for U.S. Treasury securities and a massive issuance of municipal bonds in the past six months. During the reporting period, municipal bond prices remained relatively flat with coupon interest providing most of the returns for municipal bonds.

Troubled financial markets abroad and a strengthening U.S. dollar further exacerbated an already dramatic flight of capital from foreign countries into U.S. markets. The U.S. Treasury bond, considered to be the global benchmark for credit quality, was the chief beneficiary of these capital inflows. The large flows of money into U.S. Treasury securities drove their prices upward and their yields lower. On September 30, 1998, the yield of the bellwether 30-year U.S. Treasury bond fell to 4.95%, the lowest level for long-term government debt since 1967. Since the close of the reporting period, long-term U.S. Treasury yields fell even further before drifting upward in recent days.

Up until July, many bond investors had been focused on any signs of the reappearance of inflation. However, developments in the Pacific Rim, such as Japan's failure to shore up its ailing banking system and Russia's unexpected devalution of its currency, altered that view considerably. Moreover, a number of speculators who found themselves caught in highly unusual market conditions added to the growing uncertainty in U.S. capital markets.

In response to global tumult, the Federal Reserve Board ("Fed") signaled a shift in policy from vigilance against inflation toward concerns of global deflation by cutting short-term interest rates 0.25% at its September 1998 meeting. The rate cut was the first action by the Fed since March 1997.

After the close of the reporting period, the Fed took an extraordinary and unexpected action of cutting short-term interest rates again by another 0.25% on October 15, 1998. This latest action brings the federal-funds rate to 5.0% and the largely symbolic discount rate to 4.75%. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates. The discount rate is the interest rate the Federal Reserve charges its member banks for loans.)

Foreign investors, who do not benefit from the tax-exempt status of municipal bonds, have been large buyers of U.S. Treasury securities. As a result, yields for U.S. Treasury securities have declined further than those of municipal bonds. Municipal bond yields are currently yielding as much as 100% of equivalent maturity U.S. Treasury bonds. Municipal bonds are considered by many investors to be a good value when they yield about 85% of U.S. Treasury bonds. At their present levels, we believe that tax-exempt bonds can now provide a competitive income stream for risk-averse investors of almost any income tax bracket.

In contrast to the diminishing U.S. Treasury security supply, municipal bond issuance continued at record levels. New issue volume reached its peak in 1993 when $293 billion in new municipal bonds were sold. So far this year, municipal bond volume is on pace to exceed $300 billion. This disparity in supply and


----------
* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through September 30, 1998. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar, Inc. ratings are calculated from the Portfolio's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. For Class A shares, the Portfolio received 5 stars for the overall, 4 stars for the 3-year period, 5 stars for the 5-year period and 5 stars for the ten year period. For Class B shares, the Portfolio received 4 stars for the overall and 4 stars for the 3-year period. For Class L shares, the Portfolio received 4 stars for the overall, 3-year and 5-year periods. It was rated among 1,581 municipal bond funds for the 3-year period, 943 municipal bond funds for the 5-year period and 359 municipal bond funds for the ten-year period. The top 10% of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star. Different classes share a common portfolio of securities.

--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders
demand between U.S. Treasury bonds and municipal bonds is a primary reason for municipal bond underperformance relative to U.S. Treasurys.

Investment Strategy

As previously noted, the Portfolio seeks to provide investors with as high a level of current income exempt from federal income taxes as is consistent with a prudent investment approach. The Portfolio has a bias towards good quality, higher-coupon bonds.

We have continued to maintain a fairly long average life because we believe that the risk of higher inflation is minimal. As of September 30, 1998, the call-adjusted average life of the Portfolio was 12.8 years. In addition, we have placed a greater emphasis on call protection which we believe will provide our shareholders with more consistent long-term income under the current low-interest rate environment.

We have also remained committed to higher credit quality. As of September 30, 1998, 94.6% of the Portfolio was rated investment grade or better with roughly 51.2% rated AAA or Aaa, the highest ratings.

During the past six months, we have maintained broad diversification over a range of different kinds of bonds. In particular, we have emphasized housing and hospital bonds because we believe that these bonds offer slightly higher yields than similarly-rated bonds of other categories. As of September 30, 1998, the Portfolio's assets were concentrated in hospital bonds (15.8%), housing bonds (14.2%) and education bonds (9.8%).

Municipal Bond Market Outlook

As noted above, we believe that municipal bonds represent excellent values under the current market conditions. With the stock market's recent volatility, many investors may be looking to reallocate their existing portfolios. In our opinion, this may be a timely opportunity for many of these investors to consider further diversifying their portfolios with municipal bonds.

We believe that economic conditions should remain supportive for the municipal bond market over the near term. The U.S. economy remains sound despite the widely reported economic distress of many other countries. Although U.S. economic growth will likely slow over the coming months, we expect the economy to expand modestly. Moreover, the Fed should continue to gradually lower short-term interest rates and that in turn should help correct some of the imbalances that exist in the overall bond market today.

On a more somber note, we report with much sadness the passing of Emeritus Director C. Richard Youngdahl. Dick made many valuable contributions to the Board and the Fund during his tenure and he will be missed.

In closing, we would like to thank you for investing in Smith Barney Muni Funds
- National Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,



/s/ Heath B. McLendon               /s/ Peter M. Coffey

Heath B. McLendon                   Peter M. Coffey
Chairman                            Vice President


October 16, 1998


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                      Net Asset Value
                                --------------------------
                                Beginning            End               Income           Capital Gain               Total
Period Ended                    of Period         of Period           Dividends         Distributions            Returns(1)
==============================================================================================================================
9/30/98                          $14.16            $14.45               $0.39                $0.00                4.90%+
------------------------------------------------------------------------------------------------------------------------------
3/31/98                           13.60             14.16                0.80                 0.16               11.47
------------------------------------------------------------------------------------------------------------------------------
3/31/97                           13.67             13.60                0.79                 0.00                5.41
------------------------------------------------------------------------------------------------------------------------------
3/31/96                           13.32             13.67                0.81                 0.00                8.83
------------------------------------------------------------------------------------------------------------------------------
3/31/95                           13.35             13.32                0.84                 0.00                6.38
------------------------------------------------------------------------------------------------------------------------------
3/31/94                           13.81             13.35                0.86                 0.06                3.17
------------------------------------------------------------------------------------------------------------------------------
3/31/93                           12.95             13.81                0.89                 0.00               13.96
------------------------------------------------------------------------------------------------------------------------------
3/31/92                           12.49             12.95                0.90                 0.00               11.21
------------------------------------------------------------------------------------------------------------------------------
3/31/91                           12.24             12.49                0.83                 0.00                9.13
------------------------------------------------------------------------------------------------------------------------------
3/31/90                           12.11             12.24                0.98                 0.00                9.60
------------------------------------------------------------------------------------------------------------------------------
3/31/89                           11.82             12.11                0.96                 0.00               10.93
==============================================================================================================================
    Total                                                               $9.05                $0.22
==============================================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                      Net Asset Value
                                ---------------------------
                                Beginning            End               Income           Capital Gain               Total
Period Ended                    of Period         of Period           Dividends         Distributions            Returns(1)
==============================================================================================================================
9/30/98                          $14.16            $14.44               $0.36                $0.00                 4.59%+
------------------------------------------------------------------------------------------------------------------------------
3/31/98                           13.61             14.16                0.73                 0.16                10.80
------------------------------------------------------------------------------------------------------------------------------
3/31/97                           13.67             13.61                0.72                 0.00                 4.95
------------------------------------------------------------------------------------------------------------------------------
3/31/96                           13.33             13.67                0.74                 0.00                 8.26
------------------------------------------------------------------------------------------------------------------------------
Inception* -- 3/31/95             12.41             13.33                0.32                 0.00                10.11+
==============================================================================================================================
    Total                                                               $2.87                $0.16
==============================================================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                                       Net Asset Value
                                ---------------------------
                                Beginning            End               Income           Capital Gain               Total
Period Ended                    of Period         of Period           Dividends         Distributions            Returns(1)
==============================================================================================================================
9/30/98                          $14.16            $14.45               $0.34                $0.00                 4.51%+
------------------------------------------------------------------------------------------------------------------------------
3/31/98                           13.59             14.16                0.70                 0.16                10.71
------------------------------------------------------------------------------------------------------------------------------
3/31/97                           13.65             13.59                0.71                 0.00                 4.90
------------------------------------------------------------------------------------------------------------------------------
3/31/96                           13.32             13.65                0.74                 0.00                 8.13
------------------------------------------------------------------------------------------------------------------------------
3/31/95                           13.33             13.32                0.74                 0.00                 5.80
------------------------------------------------------------------------------------------------------------------------------
3/31/94                           13.80             13.33                0.77                 0.06                 2.40
------------------------------------------------------------------------------------------------------------------------------
Inception* -- 3/31/93             13.47             13.80                0.20                 0.00                 3.98+
==============================================================================================================================
    Total                                                               $4.20                $0.22
==============================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

================================================================================
Average Annual Total Return
================================================================================

                                                                     Without Sales Charge(1)
                                               --------------------------------------------------------------------
                                               Class A                     Class B                      Class L
===================================================================================================================
Six Months Ended 9/30/98+                       4.90%                        4.59%                        4.51%
-------------------------------------------------------------------------------------------------------------------
Year Ended 9/30/98                              9.12                         8.51                         8.45
-------------------------------------------------------------------------------------------------------------------
Five Years Ended 9/30/98                        6.53                          N/A                         5.88
-------------------------------------------------------------------------------------------------------------------
Ten Years Ended 9/30/98                         8.82                          N/A                          N/A
-------------------------------------------------------------------------------------------------------------------
Inception* through 9/30/98                      8.29                         9.99                         7.05
===================================================================================================================

                                                                       With Sales Charge(2)
                                               --------------------------------------------------------------------
                                               Class A                      Class B                      Class L
===================================================================================================================
Six Months Ended 9/30/98+                       0.71%                        0.09%                        2.48%
-------------------------------------------------------------------------------------------------------------------
Year Ended 9/30/98                              4.76                         4.01                         6.38
-------------------------------------------------------------------------------------------------------------------
Five Years Ended 9/30/98                        5.66                          N/A                         5.67
-------------------------------------------------------------------------------------------------------------------
Ten Years Ended 9/30/98                         8.38                          N/A                          N/A
-------------------------------------------------------------------------------------------------------------------
Inception* through 9/30/98                      7.93                         9.60                         6.86
===================================================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                                         Without Sales Charge(1)
================================================================================
Class A (9/30/88 through 9/30/98)                                132.91%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/98)                              44.97
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/98)                              47.84
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

================================================================================
Smith Barney Muni Funds -- National Portfolio at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the National Portfolio vs. Lehman Brothers Municipal Long Bond Index and
Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                         September 1988--September 1998



 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]



                                            Lehman Brothers Municipal             Lehman Brothers
                  National                      Long Bond Index++              Municipal Bond Index++
                  --------                      -----------------              ----------------------
9/88              $ 9,602                           $10,000                           $10,000
3/89              $10,006                           $10,397                           $10,254
3/90              $10,931                           $11,551                           $11,336
3/91              $11,897                           $12,643                           $12,381
3/92              $13,193                           $14,082                           $13,618
3/93              $14,994                           $16,144                           $15,322
3/94              $15,430                           $16,328                           $15,678
3/95              $16,390                           $17,743                           $16,844
3/96              $17,838                           $19,373                           $18,256
3/97              $18,803                           $20,594                           $19,250
3/98              $20,960                           $23,184                           $21,312
9/98              $21,987                           $24,429                           $22,301


+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1988, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains (at net asset value) through September 30, 1998. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of management that the Lehman Brothers Municipal Bond Index is a more appropriate broad-based benchmark for the market in which the National Portfolio invests, rather than the Lehman Brothers Municipal Long Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Municipal Long Bond Index. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued January 1991. Each index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

Industry Diversification*
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Education                                                            9.8%
Escrowed to Maturity                                                 4.7%
General Obligation                                                   5.3%
Hospital                                                            15.8%
Housing                                                             14.2%
Pollution Control                                                    6.2%
Public Facilities                                                    5.8%
Transportation                                                       9.5%
Utility                                                              6.9%
Water & Sewer                                                        5.3%
Other                                                               16.5%

* As a percentage of total investments.


Summary of Investments by Combined Ratings
--------------------------------------------------------------------------------

                                  Standard                      Percentage
       Moody's                    & Poor's                 of Total Investments
--------------------------------------------------------------------------------
         Aaa                         AAA                              51.2%
         Aa                          AA                               17.6
          A                           A                               15.8
         Baa                         BBB                              10.0
         Ba                          BB                                0.1
     VMIG 1/P-1                      A-1                               4.1
         NR                          NR                                1.2
                                                                     -----
                                                                     100.0%
                                                                     =====

--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                           September 30, 1998
================================================================================

        FACE
       AMOUNT             RATING                                SECURITY                                                  VALUE
====================================================================================================================================
Education -- 9.8%
$          5,000,000      AAA               Chicago, IL Board of Education Lease Certificates, Series A,
                                               Refunding, MBIA-Insured, 6.000% due 1/1/20                              $   5,800,000
                                            Dexter, MI Community Schools, FGIC-Insured:
           2,500,000      AAA                  5.000% due 5/1/23                                                           2,587,500
           1,000,000      AAA                  5.100% due 5/1/28                                                           1,047,500
                                            Indiana State Educational Facilities Authority Revenue, MBIA-Insured:
           2,000,000      Aaa*                 Rose-Hulman Institute of Technology, 5.000% due 6/1/17                      2,035,000
           1,500,000      AAA                  Saint Mary's College Project, 5.125% due 4/1/18                             1,522,500
           3,000,000      AAA               Lake Superior, State University Michigan Revenue,
                                               MBIA-Insured, 5.125% due 11/15/19                                           3,078,750
                                            Massachusetts State Industrial Finance Agency Revenue:
           6,000,000      AAA                  Tufts University, Series H, MBIA-Insured, 4.750% due 2/15/28                5,850,000
           1,595,000      AAA                  University Commons Nursing, Series A, FHA-Insured,
                                                  6.550% due 8/1/18                                                        1,802,350
           5,000,000      AAA               Metro Government, TN Health & Education, Meharry Medical College,
                                               AMBAC-Insured, 6.000% due 12/1/19                                           5,781,250
           2,355,000      AAA               Mission, TX ISD, PSFG, 5.000% due 2/15/15                                      2,399,156
           2,000,000      Aa*               Nebraska Higher Education Loan Program Inc., Sub-Series A-5A,
                                               6.200%, due 6/1/13(a)                                                       2,157,500
           1,500,000      Baa3*             New Hampshire Higher Education & Health, Brewster Academy,
                                               6.750% due 6/1/25                                                           1,636,875
           1,500,000      A-                New York State Dormitory Authority Revenue, State University
                                               Educational Facilities, Series B, 7.500% due 5/15/11                        1,867,500
           1,000,000      AAA               St. John's, MI Public Schools, FGIC-Insured, 5.000% due 5/1/21                 1,036,250
                                            Texas State Higher Education Coordinating Board,
                                               College Student Loan Revenue:
           1,880,000      A*                      7.450% due 10/1/06(a)                                                    2,004,550
             265,000      A*                      7.700% due 10/1/25(a)                                                      281,231
           1,000,000      AAA               Utah Student Loan Revenue, Series 1991F,
                                               AMBAC-Insured, 7.450% due 11/1/08(a)                                        1,066,250
           1,000,000      A+                Wayne Township, IN Marion County School Building Corp.,
                                               5.500% due 1/15/22                                                          1,046,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          43,000,412
------------------------------------------------------------------------------------------------------------------------------------
Escrowed To Maturity(b) -- 4.7%
             835,000      AAA               Boston, MA Water & Sewer Revenue, Series A, 10.875% due 1/1/09                 1,151,256
           1,050,000      AAA               Douglas County, NE Hospital Authority No. 2,
                                               Bergan Mercy, 9.500% due 7/1/10                                             1,370,250
           1,640,000      AAA               Fairmont, WV Water & Sewer Revenue, AMBAC-Insured,
                                               9.250% due 11/1/11                                                          2,158,650
           5,000,000      AAA               Indiana Bond Bank, AMBAC-Insured, 9.750% due 8/1/09(c)                         6,700,000
           1,865,000      AAA               Ohio State Water Development Authority Revenue, Safe Water,
                                               Series 2, 9.375% due 12/1/10(c)                                             2,387,200
           1,000,000      AAA               Philadelphia Hospital & Higher Education Facility Authority,
                                               Presbyterian Medical Center, 6.650% due 12/1/19                             1,217,500
           3,000,000      AAA               Port Everglades Authority, Florida Port, 7.125% due 11/1/16                    3,720,000
           3,000,000      AAA               Richmond County, GA Development Authority, Sub-Series C,
                                               zero coupon bond to yield 7.120% due 12/1/21                                  892,500
             855,000      AAA               Weber County, UT Hospital Revenue, St. Benedict's Hospital,
                                               10.000% due 3/1/10                                                          1,133,944
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          20,731,300
------------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

================================================================================
Schedule of Investments (unaudited)(continued)                September 30, 1998
================================================================================

        FACE
       AMOUNT             RATING                                SECURITY                                                  VALUE
====================================================================================================================================
General Obligation -- 5.3%
$          2,855,000      AAA               Bastrop, TX GO, ISD, PSFG, zero coupon bond to yield
                                               5.629% due 2/15/19                                                      $   1,059,919
           2,000,000      AAA               Berks County, PA GO, MVRICS, FGIC-Insured, 8.330% due 11/10/20(d)              2,437,500
           5,000,000      AAA               Center Unified School District, CA GO, Series C, MBIA-Insured,
                                               zero coupon bond to yield 5.838% due 9/1/20                                 1,718,750
           1,590,000      AAA               College Station, TX GO, ISD, PSFG, 4.500% due 8/15/19                          1,498,575
           5,000,000      AAA               District of Columbia, Series A, MBIA-Insured, 5.000% due 6/1/18                5,006,250
           2,000,000      AAA               Hawaii State GO, Series C, MBIA-Insured, 4.750% due 4/1/18                     1,982,500
           1,975,000      AAA               Keller, TX GO, ISD, PSFG, 4.750% due 8/15/21                                   1,930,562
           1,075,000      Aaa*              Lago Vista, TX GO, ISD, PSFG, zero coupon bond to yield
                                               5.689% due 8/15/22                                                            334,594
           2,500,000      AA-               Massachusetts State GO, Series C, 5.250% due 8/1/16                            2,606,250
           1,875,000      AAA               McKeesport, PA GO, Area School District, MBIA-Insured, zero coupon
                                               bond to yield 5.662% due 10/1/23                                              550,781
             160,000      A-                New York City, NY GO, Series D, 7.500% due 2/1/16                                178,600
           1,000,000      AAA               Providence, RI GO, Series A, FSA-Insured, 5.700% due 7/15/19                   1,077,500
           1,790,000      A                 Puerto Rico Commonwealth, Public Improvement, 4.500% due 7/1/23                1,680,363
             300,000      AAA               Summit County, OH Addiction & Mental Health Facilities, GO,
                                               AMBAC-Insured, 6.400% due 12/1/14                                             338,250
           1,000,000      AA                Texas State GO, Veterans Housing Assistance, 6.450% due 12/1/20(a)             1,083,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          23,484,144
------------------------------------------------------------------------------------------------------------------------------------
Hospital -- 15.8%
           1,000,000      AAA               Boston, MA Industrial Development Financing Authority,
                                               Alzheimer's Center Project, FHA-Insured, 6.000% due 2/1/37                  1,080,000
           1,000,000      BBB               Colorado Health Facilities Authority Hospital Revenue Bonds,
                                               Vail Valley Medical Center, 6.500% due 1/15/13                              1,101,250
           3,500,000      A1*               Elkhart County, IN Hospital Authority Revenue, Elkhart General
                                               Hospital Insured, 7.000% due 7/1/12                                         3,863,125
             350,000      BB-               Green Springs, OH Health Care Facilities Revenue, (St. Francis Health
                                               Care Center Project), Series A, 7.125% due 5/15/25                            376,250
           2,000,000      NR                Harris County, TX Health Facilities Development Corp., (Memorial
                                               Hospital Systems Project), (Partially Pre-Refunded -- Escrowed with
                                               U.S. government securities to 6/1/02 Call @ 102), 7.125% due 6/1/15         2,240,000
           2,200,000      A                 Harrison County, TX Health Facilities Development Corp. Revenue,
                                               (Marshall Regional Medical Center Project), 5.500% due 1/1/18               2,296,250
                                            Illinois Health Facilities Authority Revenue:
           1,000,000      A-                   Centegra Health System, 5.250% due 9/1/18                                   1,007,500
             937,000      AAA                  Community Provider Pooled Loan Program, FSA-Insured,
                                                  7.350% due 8/15/10                                                       1,037,727
           3,500,000      A-                   Mercy Hospital and Medical Center, 7.000% due 1/1/07                        3,801,875
           1,000,000      AAA                  Methodist Health System, Series B, AMBAC-Insured,
                                                  RIBS Variable Rate, 9.872% due 5/1/21(d)                                 1,177,500
           4,000,000      AAA                  Rush-Presbyterian St. Luke's Medical Center, INFLOS, MBIA-Insured,
                                                  Variable Rate, 9.818% due 10/1/24(d)                                     4,770,000
             900,000      BBB+              Klamath Falls, OR Inter-Community Hospital Merle West,
                                               7.100% due 9/1/24                                                           1,001,250
           5,000,000      BBB               Louisiana Public Facilities Authority Revenue, (General Health
                                               Systems Project), 6.800% due 11/1/16                                        5,631,250


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                September 30, 1998
================================================================================

        FACE
       AMOUNT             RATING                                SECURITY                                                  VALUE
====================================================================================================================================
Hospital -- 15.8% (continued)
                                            Massachusetts State Health and Education Facilities Authority Revenue:
$          2,000,000      AAA                  Hallmark Health System, Series A, FSA-Insured, 5.000% due 7/1/17        $   2,015,000
           1,000,000      AAA                  St. Elizabeth Hospital, LEVRRS, FSA-Insured, 9.680% due 8/15/21(d)          1,188,750
             500,000      BBB               Miami County, OH Hospital Facilities Refunding & Improvement,
                                               Upper Valley Medical Center, Series A, 6.375% due 5/15/26                     545,000
           4,835,000      AA                Missouri State Health & Educational Facilities Authority,
                                               BJC Health Systems, 6.750% due 5/15/13                                      5,880,569
           5,745,000      AAA               New York State Dormitory Authority Revenue, Mental Health Services
                                               Facilities, Series D, MBIA-Insured, 4.750% due 2/15/25                      5,579,831
             450,000      A-                New York State Medical Care Facilities Financing Agency,
                                               Long Term Health Care, Medical Health Services, Series 91B,
                                               7.400% due 2/15/18                                                            501,750
                                            North Carolina Medical Care Community Hospital Revenue:
           5,000,000      AA-                  Pitt County Memorial Hospital, Series A, 4.750% due 12/1/28                 4,768,750
           2,000,000      AAA                  Rex Healthcare, AMBAC-Insured, 5.000% due 6/1/17                            2,020,000
           2,000,000      AAA               Pennsylvania State Higher Educational Facilities Authority,
                                               Health Services Revenue, Allegheny Delaware Valley,
                                               Series A, MBIA-Insured, 5.600% due 11/15/09                                 2,062,500
           1,500,000      Aaa*              Randolph County, WV Community Health System Revenue,
                                               Davis Health System, Series A, FSA-Insured, 5.200% due 11/1/21              1,526,250
           5,000,000      AAA               Shelby County, TN Health Educational & Housing Facility Board, Hospital
                                               Revenue, Methodist Healthcare, MBIA-Insured, 5.000% due 4/1/18              5,025,000
           3,000,000      AAA               University of Illinois, Health Services Facilities, Series A,
                                               AMBAC-Insured, 5.875% due 10/1/26                                           3,273,750
           2,375,000      AA-               Vermont Educational & Health Building Finance Agency, H. Porter,
                                               FHA-Insured, 7.100% due 2/1/31                                              2,547,188
           1,500,000      A                 Washington Health Care Facilities Authority Refunding 1990, Our Lady of
                                               Lourdes Health Center, Pasco, LOC AIB Group, 7.875% due 12/1/09(c)          1,610,625
           1,300,000      AAA               Washington State Health, Sisters of Providence, FGIC-Insured,
                                               6.375% due 10/1/09                                                          1,532,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          69,461,315
------------------------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 7.5%
           1,000,000      AAA               Boston, MA Industrial Development Financing Authority Revenue,
                                               North End Community, Series A, FHA-Insured, 6.450% due 8/1/37               1,130,000
             250,000      Aaa*              Cuyahoga County, OH Multi-Family Housing, Dalebridge Apartments,
                                               GNMA-Collateralized, FHA-Insured, 6.500% due 10/20/20(a)                      270,625
           1,500,000      A+                Illinois Housing Development Authority Refunding, Multi-Family Housing,
                                               Series 91A, 8.125% due 7/1/10                                               1,595,625
           1,500,000      AA-               Indiana State HFA, Multi-Family Housing Mortgage Revenue,
                                               Hunters Run, FHA-Insured, 7.250% due 5/1/18(a)                              1,623,750
           4,290,000      Aa2*              Indianapolis, IN EDA, Multi-Family Housing Mortgage Revenue,
                                               (Castle Dore Apartments Project), FHA-Insured, 6.100% due 12/1/37(a)        4,617,112
           5,000,000      Aa2*              Iowa Finance Authority, Prestwick Apartments, FHA-Insured,
                                               7.500% due 12/1/36(a)(c)                                                    6,487,500
             300,000      Aaa*              Kent, OH Multi-Family Housing, GNMA-Collateralized, FHA-Insured,
                                               7.150% due 12/20/26(a)                                                        339,750
           1,000,000      A                 King County, WA Housing Authority Revenue, Series A, 6.800% due 3/1/26         1,075,000
           3,480,000      AAA               Maricopa County, AZ IDA, Multi-Family Housing Revenue, (National Health
                                               Facilities II Project), FSA-Insured, 5.500% due 1/1/24                      3,688,800

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

================================================================================
Schedule of Investments (unaudited)(continued)                September 30, 1998
================================================================================

        FACE
       AMOUNT             RATING                                SECURITY                                                  VALUE
====================================================================================================================================
Housing: Multi-Family -- 7.5% (continued)
$          2,000,000      A+                Massachusetts State HFA, Multi-Family Residential Housing, Series A,
                                               FHA-Insured, 7.800% due 8/1/22(a)                                       $   2,075,980
           1,945,000      AAA               Mohave County, AZ Industrial Development Agency, Multi-Family Housing,
                                               Copper Ridge Apartments, FHA-Insured, 7.375% due 4/1/32(a)                  2,115,187
           1,250,000      AAA               Nevada Housing Division, Multi-Unit Housing, Saratoga Palms,
                                               FNMA-Collateralized, 6.350% due 10/1/28(a)                                  1,350,000
             500,000      A1*               Portland, OR Multi-Family Housing, 6.250%, due 5/1/12(a)                         531,250
           1,000,000      BBB               Roanoke, VA Redevelopment and Housing Authority, Multi-Family Housing
                                               Revenue Refunding, United Dominion-Laurel Ridge, 6.625% due 5/1/23(a)       1,053,750
           1,000,000      AAA               Rogers County, OK HFA, Multi-Family Revenue, FNMA-Collateralized,
                                               Series A, FHA-Insured, 7.750% due 8/1/23                                    1,091,250
           2,347,000      AAA               Seattle Housing Authority, WA Low Income Housing Revenue,
                                               GNMA-Collateralized, 7.400% due 11/20/36                                    2,760,659
           1,000,000      AAA               Texas State Department of Housing & Community Affairs, Multi-Family
                                               Revenue, (Volente Project), FNMA-Collateralized, 5.550% due 1/1/18(a)       1,028,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          32,834,988
------------------------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 6.7%
             575,000      AAA               Arkansas Housing Development, Single-Family Mortgage Revenue,
                                               Series A, GNMA-Collateralized, 7.400% due 9/1/23(a)                           608,781
             515,000      Aaa*              Aurora Kane & Dupage, IL Single-Family Mortgage
                                               Revenue, Series A, GNMA/FHLMC-Collateralized, 7.950% due 10/1/25(a)           602,550
             680,000      Aa2*              Colorado HFA, Single-Family Program Refunding, Sr. Bonds,
                                               1994 Series D-1, 8.000% due 12/1/24                                           748,000
           3,755,000      AAA               Cowley & Shawnee Counties, KS Mortgage Revenue, Series
                                               B, AMBAC-Insured, GNMA-Collateralized, zero coupon bond to yield 7.868%
                                               due 6/1/22(a)                                                                 605,494
             770,000      AAA               District of Columbia HFA, Collateralized Revenue, Single-Family,
                                               Series 90A, GNMA/FHLMC/FNMA-Collateralized, 8.100% due 12/1/23(a)             813,312
             525,000      AAA               Fort Worth, TX Housing Finance Corp., Single-Family Mortgage Revenue,
                                               Series A, GNMA-Collateralized, zero coupon bond to yield
                                               7.997% due 6/1/21                                                              85,312
             880,000      AA                Idaho Housing Agency, Single-Family Mortgage, Series C-2,
                                               FHA-Insured, 7.900% due 1/1/22(a)                                             916,300
             755,000      Aa1*              Illinois Housing Development Authority, Residential Mortgage Revenue,
                                               Series 89A, 7.400% due 2/1/20(a)                                              778,020
             495,000      Aa2*              Labette County, KS Single-Family Mortgage Revenue Refunding,
                                               Series A, 8.400% due 12/1/11                                                  533,981
           1,840,000      Aa2*              Maryland State Community Development Administration, Single-Family
                                               Mortgage Revenue, FHA-Insured, 7.450% due 4/1/32(a)                         1,936,600
                                            Missouri State Housing Development Community Mortgage Revenue:
             595,000      AAA                  GNMA-Collateralized, Series A, zero coupon bond to yield
                                                  7.337% due 7/1/23                                                           98,919
             930,000      AAA                  GNMA/FNMA-Collateralized, Series C, 7.450% due 9/1/27(a)                    1,074,150
           1,665,044      AAA               Montgomery County, TX Housing Finance Corp.,
                                               Single-Family Mortgage Revenue, MBIA-Insured, zero coupon bond to yield
                                               10.983% due 9/1/15                                                            260,163
                                            Nebraska Investments Finance Authority:
             400,000      AAA                  GNMA-Collateralized, RIBS Variable Rate, 10.065% due 10/17/23(a)(d)           442,000
             300,000      AAA                  Single-Family Mortgage Revenue, GNMA-Collateralized, 1990 Series 3,
                                                 RIBS Variable Rate, 11.429% due 9/10/30(a)(d)                               336,750


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                September 30, 1998
================================================================================

        FACE
       AMOUNT             RATING                                SECURITY                                                  VALUE
====================================================================================================================================
Housing: Single-Family -- 6.7% (continued)
$            909,563      AA                Nevada Housing Development Single-Family Mortgage Revenue,
                                               Series 1983 B, FHA-Insured, zero coupon bond to yield
                                               10.245% due 4/1/15                                                      $     171,680
           1,535,000      A+                New Hampshire State HFA, Single-Family Residential Mortgage,
                                               7.250% due 7/1/15(a)                                                        1,634,775
                                            New Mexico Mortgage Finance Authority, FNMA/GNMA/FHLMC-Collateralized:
           1,000,000      AAA                  Single Family Mortgage, Series B-3, 5.400% due 7/1/18                       1,027,500
           1,000,000      AAA                  Single Family Mortgage Program, Series D-3, 5.250% due 7/1/17               1,018,750
                                            Ohio Housing Finance Agency Residential Mortgage, GNMA-Collateralized:
             250,000      AAA                  Series A-1, 6.100% due 9/1/14                                                 266,250
                                               Series A-2:
             185,000      AAA                     6.125% due 9/1/24(a)                                                       194,019
             230,000      AAA                     6.625% due 3/1/26(a)                                                       247,825
             475,000      Aa2*              Oregon State Housing & Community Services Department,
                                               Mortgage Revenue, Single-Family Mortgage Program,
                                               Series D, 6.500% due 7/1/24(a)                                                509,437
             150,000      BBB-              Panhandle, TX Regional Housing Finance Corp., Single-Family
                                               Mortgage Revenue, 10.375% due 3/1/09                                          152,438
           1,000,000      AA+               Pennsylvania State HFA, Single-Family Mortgage Revenue, Series 39B,
                                               6.875% due 10/1/24(a)                                                       1,090,000
           1,425,000      AAA               Pima County, AZ Single-Family Mortgage Revenue, Series A,
                                               GNMA/FNMA/FHLMC-Collateralized, step bond to yield
                                               6.250% due 11/1/29(a)                                                       1,537,219
             570,000      AAA               Prince Georges County, MD Housing Authority, Single-Family Mortgage
                                               Revenue Refunding, Series A, GNMA-Collateralized, 8.000% due 1/1/17           642,675
           1,950,000      AAA               Reno County, KS Single-Family Mortgage Revenue, Series A,
                                               AMBAC-Insured, zero coupon bond to yield 11.039% due 12/1/14                  321,750
                                            Rhode Island Housing & Mortgage Financing Corp.:
           1,500,000      AA+                  Home Ownership Opportunity Bonds, Series 8,
                                                  INFLOS Variable Rate, 10.967% due 4/1/24(a)(d)                           1,663,125
             960,000      AA+                  Home Ownership, Series 88-ID, 7.875% due 10/1/21(a)                           994,013
           1,000,000      Aaa*              South Carolina State Housing Finance & Development Authority,
                                               Single Family Mortgage, 5.500% due 7/1/25                                   1,087,500
           1,900,000      AAA               South Dakota Housing Development Authority, Home Ownership
                                               Mortgage Board, Series C, 7.300% due 5/1/24(a)                              1,999,750
             480,440      A1*               St. Bernard Parish, LA Home Mortgage Authority, Single-Family Mortgage
                                               Revenue Refunding, Series A, 8.000% due 3/25/12                               526,083
             650,000      AA                Tennessee Housing Development Authority, Home Ownership Bonds,
                                               Series H, FHA-Insured, 7.825% due 7/1/15(a)                                   667,875
             325,000      AAA               Travis County, TX Housing Finance Corp., Single-Family Mortgage Revenue,
                                               Series B, GNMA/FNMA-Collateralized, 7.100% due 10/1/27(a)                     355,469
                                            Utah HFA, Single-Family Mortgage Revenue, FHA-Insured:
             515,000      AAA                  7.300% due 7/1/16                                                             543,969
             165,000      AAA                  9.000% due 1/1/19(a)                                                          172,219
           2,375,000      AA+               Virginia State Housing Development Authority, Commonwealth
                                               Mortgage Series A, 7.150% due 1/1/33                                        2,532,344
             435,000      AA                Wyoming Community Development Authority, FHA-Insured
                                               8.125% due 6/1/21(a)                                                          455,663
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          29,652,660
------------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

================================================================================
Schedule of Investments (unaudited)(continued)                September 30, 1998
================================================================================

        FACE
       AMOUNT             RATING                                SECURITY                                                  VALUE
====================================================================================================================================
Industrial Development -- 2.6%
$            200,000      VMIG 1*           Burke County, GA Development Authority, PCR, Georgia Power Company,
                                               Series 3, 4.150% due 9/1/25(e)                                          $     200,000
             300,000      A-1+              Dade County, FL IDA, Exempt Facilities Revenue,
                                               Florida Power & Light Co., 4.100% due 6/1/21(e)                               300,000
             600,000      A-1+              Guadalupe, TX PCR, Blanco River Authority, Central Power & Light Co.,
                                               4.000% due 11/1/15(e)                                                         600,000
           2,650,000      A+                Iowa Finance Authority, (Governor Square Project), 7.250% due 4/1/02           2,741,266
           1,500,000      Baa1*             New York City, NY IDA, Special Facilities Revenue, (American Airlines
                                               Project), 7.750% due 7/1/19(a)                                              1,541,550
           1,640,000      AA                Oklahoma City, OK Industrial & Culture Facilities, 6.750% due 9/15/17(a)       1,674,178
           1,000,000      A+                Rensselaer County, NY IDA, Albany International Corp.,
                                               7.550% due 6/1/07(a)                                                        1,198,750
           1,000,000      A3*               Tucson, AZ Airport Authority Inc., Special Facilities Revenue Bonds,
                                               Lockheed Aeromod Center Inc., Series 1990, 8.700% due 9/1/19(a)             1,106,250
           2,000,000      A+                West Chicago, IL IDR, (Leggett & Platt Inc. Project), 6.900% due 9/1/24(a)     2,247,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          11,609,494
------------------------------------------------------------------------------------------------------------------------------------
Life Care -- 2.8%
           3,225,000      Aa*               Hamilton County, OH Mortgage Revenue, Judson Care
                                               Center, Series A, FHA-Insured, 6.500% due 8/1/26                            3,543,469
           2,500,000      BBB               Illinois Development Finance Authority Health Facilities,
                                               Community Living, 7.125% due 3/1/10                                         2,690,625
           1,000,000      Baa1*             Indianapolis, IN Industrial EDR, 7.625% due 10/1/22                            1,121,250
                                            Massachusetts State Industrial Finance Agency Revenue:
           1,400,000      AAA                  Briscoe House Assisted Living, FHA-Insured, 7.125% due 2/1/36(a)            1,638,000
           1,940,000      AAA                  Chelsea Jewish, Series A, FHA-Insured, 6.500% due 8/1/37                    2,201,900
           1,000,000      Aaa*              Reynoldsburg, OH Health Care Facilities Revenue, (Wesley Ridge Project),
                                               GNMA-Collateralized, 6.150% due 10/20/38                                    1,081,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          12,276,494
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 7.0%
                                            Bernalillo County, NM Gross Receipts, Tax Revenue:
           1,250,000      AA                   5.125% due 4/1/16                                                           1,315,625
           1,050,000      AA                   5.125% due 4/1/17                                                           1,103,812
                                            Dauphin County, PA General Authority:
           4,000,000      NR                   Hyatt Regency, 6.200% due 1/1/29                                            3,995,000
           1,000,000      NR                   Riverfront Office, 6.000% due 1/1/25                                        1,007,500
           2,000,000      Baa2*             Galveston, TX Special Contract Revenue, (Farmland
                                               Industries Inc. Project), 5.500% due 5/1/15                                 2,050,000
           3,000,000      AAA               Georgia Local Government COP, Series A, MBIA-Insured,
                                               4.750% due 6/1/28                                                           2,951,250
           2,000,000      A                 Illinois Development Finance Authority Revenue Refunding,
                                               City of East St. Louis, 7.250% due 11/15/09                                 2,270,000
           1,500,000      AAA               Indiana Bond Bank Guaranty State Revolving Fund,
                                               Series B, 6.875% due 2/1/12                                                 1,751,250
           3,000,000      AAA               Maine Municipal Bond Bank, Series C, FSA-Insured,
                                               5.350% due 11/1/18                                                          3,112,500
           1,600,000      VMIG 1*           New York State, Job Development Authority, Special
                                               Purpose, Series A-1 through A-25, 4.100% due 3/1/07(a)(e)                   1,600,000
             200,000      AAA               Ohio State Building Authority, Juvenile Correction
                                               Facility, Series A, AMBAC-Insured, 6.600% due 10/1/14                         228,000


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                September 30, 1998
================================================================================

        FACE
       AMOUNT             RATING                                SECURITY                                                  VALUE
====================================================================================================================================
Miscellaneous -- 7.0% (continued)
$            400,000      A2*               Oregon State Bond Bank, Economic Development Department,
                                               Series 1, 6.700% due 1/1/15                                             $     444,000
           1,330,000      NR                Seward, AK (Sealife Center Project), 7.650% due 10/1/16                        1,436,400
           2,500,000      A-                Summit County, CO Sports Facilities Refunding Revenue, (Keystone
                                               Resorts Management Inc. Project), Ralston Purina Co.
                                               Guaranteed, 7.750% due 9/1/06                                               3,003,125
           5,000,000      AAA               Washington D.C. Convention Center Authority, Dedicated Tax Revenue,
                                               AMBAC-Insured, 4.750% due 10/1/28                                           4,775,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          31,043,462
------------------------------------------------------------------------------------------------------------------------------------
Pollution Control -- 6.2%
           5,000,000      Aa3*              Brazos River, TX Navigation District PCR, (BASF Corp. Project),
                                               6.750% due 2/1/10(c)                                                        6,056,250
           3,600,000      AA-               La Crosse, WI Resource Recovery Revenue, (Northern States
                                               Power Co. Project), 6.000% due 11/1/21(a)                                   4,126,500
           2,000,000      AAA               Matagorda County, TX Navigational District No. 2, PCR, Houston
                                               Power & Light, Series D, FGIC-Insured, 7.600% due 10/1/19(a)(c)             2,116,440
           1,500,000      AAA               Monroe County, MI PCR, (Detroit Edison Co. Project),
                                               7.650% due 9/1/20(a)                                                        1,629,375
             895,000      NR                New Jersey EDA Revenue, (Atlantic City Sewer Project),
                                               7.250% due 12/1/11(a)                                                         985,619
           1,850,000      A2*               Richland, SC Solid Waste Facility, (Union Camp Project),
                                               7.125% due 9/1/21(a)                                                        2,016,500
           3,000,000      NR                Rockdale County, GA Solid Waste Authority Revenue,
                                               7.500% due 1/1/26(a)                                                        3,247,500
           1,945,000      BBB               Saint Charles Parish, LA PCR, Union Carbide, 7.350% due 11/1/22(a)             2,158,950
           1,130,000      A                 Southwestern Illinois Development Authority, Solid Waste Disposal Revenue,
                                               (Laclede Steel Co. Project), 8.500% due 8/1/20(a)                           1,243,000
           3,200,000      Baa2*             Sweetwater County, WY Solid Waste Disposal Revenue,
                                               (FMC Corp. Project), 7.000% due 6/1/24(a)                                   3,592,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          27,172,134
------------------------------------------------------------------------------------------------------------------------------------
Pre-Refunded(f) -- 2.2%
           1,500,000      AAA               Chattanooga-Hamilton County, TN Hospital Authority Revenue,
                                               FSA-Insured, (Call 2/25/00 @ 104), 9.956% due 5/25/21(d)                    1,786,875
           1,000,000      AAA               Delaware County, PA Authority Revenue, (Elwyn Inc. Project),
                                               (Call 6/1/00 @ 102), 8.350% due 6/1/15                                      1,092,500
              85,000      AAA               Denver, CO City & County Airport Revenue, Series A,
                                               8.500% due 11/15/23(a)                                                         94,669
           2,000,000      AAA               Fairfax County, VA IDA, Series A, (Call 8/28/01 @ 104),
                                               9.747% due 8/29/23(d)                                                       2,425,000
             500,000      AAA               Illinois Health Facility Authority Revenue, United Medical Center,
                                               (Call 7/1/03 @ 100), 8.375% due 7/1/12                                        595,625
                                            North Carolina Eastern Municipal Power Agency, Power System
                                               Revenue Refunding, (Call 1/1/22 @ 100):
           1,000,000      AAA                     4.500% due 1/1/24                                                          980,000
           1,310,000      AAA                     6.000% due 1/1/26                                                        1,562,175
           1,095,000      AAA               Portland, TX Community Center Sales Tax Gross Revenue,
                                               7.000% due 2/15/25                                                          1,294,838
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           9,831,682
------------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

================================================================================
Schedule of Investments (unaudited)(continued)                September 30, 1998
================================================================================

        FACE
       AMOUNT             RATING                                SECURITY                                                  VALUE
====================================================================================================================================
Public Facilities -- 5.8%
$          7,990,000      AAA               Anaheim, CA Public Financing Authority, FSA-Insured,
                                               zero coupon bond to yield 6.093% due 9/1/21                             $   2,616,725
           5,000,000      AAA               Chicago, IL Lakefront Millennium Parking Facilities,
                                               MBIA-Insured, 5.000% due 1/1/18                                             5,025,000
           2,500,000      A-                Dekalb County, IN Redevelopment, (Mini-Mill Local Public
                                               Improvement Project), 6.500% due 1/15/14                                    2,793,750
                                            Indianapolis, IN Local Public Improvement Bond Bank:
           3,685,000      AA                   Series 1992 D, 6.750% due 2/1/14                                            4,514,125
           3,000,000      AA                   Series B, 6.000% due 1/10/13                                                3,468,750
           2,000,000      BBB+              Triborough Bridge & Tunnel Authority, NY (Convention Center Project),
                                               Series E, 7.250% due 1/1/10                                                 2,422,500
           3,960,000      A                 Tulsa, OK Public Facilities Authority, Lease Payment Revenue Refunding,
                                               Assembly Center, 6.600% due 7/1/14                                          4,855,950
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          25,696,800
------------------------------------------------------------------------------------------------------------------------------------
Tax Allocation -- 1.9%
           2,000,000      AAA               Detroit, MI Downtown Development Authority, Tax Increment Revenue,
                                               (Area 1 Project), Series A, MBIA-Insured, 4.750% due 7/1/25                 1,932,500
           2,000,000      AAA               Illinois State Sales Tax Revenue, Series P, 6.500% due 6/15/13                 2,427,500
           3,000,000      AAA               Jefferson, LA Sales Tax Distribution, Special Sales Tax Revenue,
                                               FSA-Insured, zero coupon bond to yield 5.050% due 12/1/12                   1,571,250
           1,000,000      AAA               La Quinta, CA Redevelopment Agency, MBIA-Insured, 7.300% due 9/1/12            1,307,500
           1,000,000      BBB-              Providence, RI Special Obligation, Tax Increment, Series D,
                                               6.650% due 6/1/16                                                           1,106,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           8,345,000
------------------------------------------------------------------------------------------------------------------------------------
Transportation -- 9.5%
           3,000,000      Baa1*             Alliance Airport Authority Inc., TX Special Facilities Revenue,
                                               (American Airlines Inc. Project), 7.500% due 12/1/29(a)                     3,236,250
           2,000,000      Baa1*             Chicago, IL O'Hare International Airport, Special Facility Revenue,
                                               International Terminal, Series 1985A, (American Airlines Inc. Project),
                                               7.875% due 11/1/25(a)(c)                                                    2,167,500
           5,000,000      AAA               Clark County, NV Passenger Facility Charge Revenue, Las Vegas
                                               McCarran International Airport, MBIA-Insured, 5.000% due 7/1/18             5,043,750
           2,010,000      NR                Connecticut Development Authority, Airport Facilities Revenue,
                                               6.625% due 12/1/14(a)                                                       2,195,925
           4,000,000      AAA               Delaware Valley, PA Regional Finance Authority, Local
                                               Government Revenue, Series A, AMBAC-Insured, 5.500% due 8/1/28              4,415,000
                                            Denver, CO City & County Airport Revenue:
             915,000      Baa1*                Series A, 8.500% due 11/15/23(a)                                            1,008,787
           3,130,000      Baa1*                Series B, 7.250% due 11/15/07(a)                                            3,493,862
           2,470,000      Aaa*              Massachusetts State Turnpike Authority, Highway Systems Revenue,
                                               MBIA-Insured, Series C, zero coupon bond to yield 5.545% due 1/1/21           845,975
                                            New Hampshire State Turnpike Systems Revenue Refunding, FGIC-Insured:
           2,500,000      AAA                  6.750% due 11/1/11                                                          2,962,500
           1,000,000      AAA                  RIBS, Series C, 9.632% due 11/1/17(d)                                       1,386,250
           1,500,000      AAA               Phoenix, AZ Civic Improvement Corp., Airport Revenue, Series A,
                                               FSA-Insured, 5.000% due 7/1/18                                              1,520,625


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                September 30, 1998
================================================================================

        FACE
       AMOUNT             RATING                                SECURITY                                                  VALUE
====================================================================================================================================
Transportation -- 9.5% (continued)
                                            Puerto Rico Commonwealth Highway & Transportation Authority:
                                               Highway Revenue, Series Y:
$          3,000,000      A                       5.000% due 7/1/36                                                    $   3,060,000
           1,000,000      A                       5.500% due 7/1/36                                                        1,091,250
           1,000,000      A                    Transportation Revenue, Series A, 4.750% due 7/1/38                           986,250
                                            Regional Transit Authority, IL:
           2,000,000      AAA                  Series A, AMBAC-Insured, 6.400% due 6/1/12                                  2,387,500
           1,045,000      AAA                  Series C, FGIC-Insured, 7.750% due 6/1/20                                   1,409,444
           2,250,000      AAA               Rhode Island State Economic Development Corp., Airport Revenue,
                                               Series B, FSA-Insured, 5.000% due 7/1/18                                    2,261,250
           2,500,000      A-1+              Valdez, AK Marine Terminal Revenue, (Exxon Pipeline Co. Project),
                                               Series C , 3.900% due 12/1/33(e)                                            2,500,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          41,972,118
------------------------------------------------------------------------------------------------------------------------------------
Utility -- 6.9%
           3,000,000      AAA               Brownsville, TX Utility System Revenue Priority Refunding,
                                               MBIA-Insured, 6.250% due 9/1/14                                             3,615,000
           3,000,000      AAA               Clark County, NV IDR, (Nevada Power Co. Project),
                                               FGIC-Insured, 7.800% due 6/1/20(a)                                          3,221,250
           4,000,000      BBB-              Clarksville, TN Natural Gas Acquisition Corp., Series A,
                                               7.500% Due 11/1/04                                                          4,220,000
             195,000      AAA               Cleveland Public Power System, MBIA-Insured, Series B,
                                               7.000% due 11/15/17                                                           216,206
                                            Georgia Municipal Electric Authority Power Revenue:
           1,500,000      AAA                  Series EE, AMBAC-Insured, 7.250% due 1/1/24                                 2,047,500
           2,500,000      A                    Series X, 6.500% due 1/1/12                                                 2,971,875
           1,250,000      AAA               Hawaii State Department Budget & Finance, Hawaiian Electric Co. Inc.,
                                               Series A, MBIA-Insured, 5.650% due 10/1/27(a)                               1,360,937
           2,000,000      AAA               Maine Financial Authority Revenue, Electric Rate
                                               Stabilization, Series A, FSA-Insured, 5.000% due 7/1/18                     2,017,500
           2,500,000      NR                Michigan State Strategic Fund, Resource Recovery, Limited Obligation
                                               Revenue, Central Wayne Energy Recovery, Series A,
                                               7.000% due 7/1/27(a)                                                        2,550,000
           1,000,000      A+                New York State Energy Research & Development,
                                               (Con Edison Project A), 7.125% due 12/1/29(a)                               1,155,000
           1,775,000      Baa1*             North Carolina Eastern Municipal Power Agency System Revenue,
                                               Series B, 6.000% due 1/1/22                                                 1,983,562
           1,235,000      AAA               Piedmont, SC Municipal Power Agency, Electric Revenue Refunding,
                                               FGIC-Insured, 6.750% due 1/1/20                                             1,554,556
           3,500,000      Aa1*              Washington State Public Power Supply System Revenue,
                                               (Nuclear Project No. 3), Series A, 5.125% due 7/1/18                        3,526,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          30,439,636
------------------------------------------------------------------------------------------------------------------------------------
Water & Sewer -- 5.3%
           2,000,000      AAA               Cleveland, OH Water Works Revenue, Series 1, FSA-Insured,
                                               5.000% due 1/1/17                                                           2,027,500
           2,400,000      A                 Dauphin County, PA IDA, General Water Works Corp.,
                                               6.900% due 6/1/24(a)                                                        3,042,000
          10,000,000      AAA               Houston, TX Water & Sewer System Revenue, Series A,
                                               FSA-Insured, zero coupon bond to yield 5.500% due 12/1/23                   2,925,000

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

================================================================================
Schedule of Investments (unaudited)(continued)                September 30, 1998
================================================================================

        FACE
       AMOUNT             RATING                                SECURITY                                                  VALUE
====================================================================================================================================
Water & Sewer -- 5.3% (continued)
$          2,000,000      A                 Idaho State Water Resources Board, Water Revenue, Resource
                                               Development, Borse Water Corp., 7.250% due 12/1/21(a)                   $   2,192,500
           2,000,000      AAA               Jefferson County, AL Sewer Revenue, Series D, FGIC-Insured,
                                               5.750% due 2/1/27                                                           2,162,500
                                            Massachusetts State Water Resource Authority, Series B, FSA-Insured:
           1,000,000      AAA                  5.500% due 8/1/15                                                           1,108,750
           1,000,000      AAA                  5.500% due 8/1/16                                                           1,106,250
             500,000      NR                Ohio State Solid Waste Revenue, Republic Engineered Steels Inc.,
                                               9.000% due 6/1/21(a)                                                          560,000
             400,000      A                 Ohio Water Development Authority, (Broken Hill Project),
                                               6.450% due 9/1/20(a)                                                          441,500
           3,400,000      Aa1*              Port of Umatilla, OR Water Project Revenue, Series 1994,
                                               LOC ABN AMRO Bank, 6.650% due 8/1/22(a)                                     3,718,750
           1,000,000      AAA               Portland, OR Sewer System Revenue, Series A, MBIA-Insured,
                                               4.500% due 6/1/17                                                             966,250
           2,750,000      A                 Trumbull County, OH Sewer Disposal Revenue, (General
                                               Motors Corp. Project), 6.750% due 7/1/14(a)                                 3,317,188
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          23,568,188
------------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS -- 100%
                                            (Cost -- $400,527,202**)                                                   $ 441,119,827
====================================================================================================================================

(a) Income from this issue is considered a preference item for purpose of calculating the alternative minimum tax.
(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)  Security segregated by Custodian for open purchase commitment.
(d) Residual interest bond-coupon varies inversely with the level of short-term tax-exempt interest rates.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(f) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 17 and 18 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA              -- Bonds rated "AAA" have the highest rating assigned by
                    Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA               -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A                -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB              -- Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B         -- Bonds rated BB and B are regarded, on balance, as
                    predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa              -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa               -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A                -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa              -- Bonds rated "Baa" are considered to be medium grade
                    obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR               -- Indicates that the bond is not rated by either Standard &
                    Poor's or Moody's.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

================================================================================
Short-Term Securities Ratings (unaudited)
================================================================================

SP-1             -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1              -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1           -- Moody's highest rating for issues having a demand feature --
                    VRDO.

P-1              -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG             --    Association of Bay Area Governors
AIG              --    American International Guaranty
AMBAC            --    American Municipal Bond Assurance
                         Corporation
BAN              --    Bond Anticipation Notes
BIG              --    Bond Investors Guaranty
CGIC             --    Capital Guaranty Insurance Company
CHFCLI           --    California Health Facility
                         Construction Loan Insurance
CONNIE
 LEE             --    College Construction Loan Association
COP              --    Certificate of Participation
EDA              --    Economic Development Authority
EDR              --    Economic Development Revenue
ETM              --    Escrowed To Maturity
FGIC             --    Financial Guaranty Insurance Company
FHA              --    Federal Housing Administration
FHLMC            --    Federal Home Loan Mortgage
                         Corporation
FLAIRS           --    Floating Adjustable Interest Rate
                         Securities
FNMA             --    Federal National Mortgage Association
FRTC             --    Floating Rate Trust Certificates
FSA              --    Financial Security Assurance
GIC              --    Guaranteed Investment Contract
GNMA             --    Government National Mortgage
                         Association
GO               --    General Obligation Bonds
HDC              --    Housing Development Corporation
HFA              --    Housing Finance Authority
IDA              --    Industrial Development Authority
IDB              --    Industrial Development Board
IDR              --    Industrial Development Revenue
INFLOS           --    Inverse Floaters
ISD              --    Independent School District
LEVRRS           --    Leveraged Reverse Rate Securities
LOC              --    Letter of Credit
MBIA             --    Municipal Bond Investors Assurance
                         Corporation
MVRICS           --     Municipal Variable Rate Inverse
                         Coupon Security
PCR              --    Pollution Control Revenue
PSFG             --    Permanent School Fund Guaranty
RAN              --    Revenue Anticipation Notes
RIBS             --    Residual Interest Bonds
RITES            --    Residual Interest Tax-Exempt Securities
SYCC             --    Structured Yield Curve Certificate
TAN              --    Tax Anticipation Notes
TECP             --    Tax Exempt Commercial Paper
TOB              --    Tender Option Bonds
TRAN             --    Tax and Revenue Anticipation Notes
VA               --    Veterans Administration
VRDD             --    Variable Rate Daily Demand
VRWE             --    Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)               September 30, 1998
================================================================================

ASSETS:
       Investments, at value (Cost -- $400,527,202)                        $ 441,119,827
       Cash                                                                    1,231,214
       Interest receivable                                                     7,011,098
       Receivable for securities sold                                          6,348,897
       Receivable for Fund shares sold                                         1,960,824
       Other assets                                                               15,024
----------------------------------------------------------------------------------------
       Total Assets                                                          457,686,884
----------------------------------------------------------------------------------------
LIABILITIES:
       Payable for securities purchased                                        6,986,877
       Management fees payable                                                   172,207
       Distribution fees payable                                                  20,931
       Accrued expenses                                                           56,692
----------------------------------------------------------------------------------------
       Total Liabilities                                                       7,236,707
----------------------------------------------------------------------------------------
Total Net Assets                                                           $ 450,450,177
========================================================================================
NET ASSETS:
       Par value of shares of beneficial interest                          $      31,181
       Capital paid in excess of par value                                   404,618,962
       Overdistributed net investment income                                    (243,165)
       Accumulated net realized gain on security transactions                  5,450,574
       Net unrealized appreciation on investments                             40,592,625
----------------------------------------------------------------------------------------
Total Net Assets                                                           $ 450,450,177
========================================================================================
Shares Outstanding:
       ---------------------------------------------------------------------------------
       Class A                                                                27,895,770
       ---------------------------------------------------------------------------------
       Class B                                                                 2,055,455
       ---------------------------------------------------------------------------------
       Class L                                                                 1,229,516
       ---------------------------------------------------------------------------------
Net Asset Value:
       Class A (and redemption price)                                             $14.45
       ---------------------------------------------------------------------------------
       Class B*                                                                   $14.44
       ---------------------------------------------------------------------------------
       Class L**                                                                  $14.45
       ---------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
       Class A (net asset value plus 4.17% of net asset value per share)          $15.05
       ---------------------------------------------------------------------------------
       Class L (net asset value plus 1.01% of net asset value per share)          $14.60
========================================================================================

* Redemption price is NAV of Class B reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).
** Redemption price is NAV of Class L reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

================================================================================
Statement of Operations (unaudited)  For the Six Months Ended September 30, 1998
================================================================================

INVESTMENT INCOME:
       Interest                                                     $ 12,541,277
--------------------------------------------------------------------------------
EXPENSES:
       Management fees (Note 3)                                          951,640
       Distribution fees (Note 3)                                        421,083
       Shareholder and system servicing fees                              54,027
       Registration fees                                                  25,069
       Shareholder communications                                         20,807
       Pricing service fees                                               14,038
       Custody                                                            10,574
       Audit and legal                                                     9,026
       Trustees' fees                                                      3,008
       Other                                                               5,014
--------------------------------------------------------------------------------
       Total Expenses                                                  1,514,286
--------------------------------------------------------------------------------
Net Investment Income                                                 11,026,991
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
       Realized Gain From Security Transactions
       (excluding short-term securities):
          Proceeds from sales                                        136,760,348
          Cost of securities sold                                    135,594,928
--------------------------------------------------------------------------------
       Net Realized Gain                                               1,165,420
--------------------------------------------------------------------------------
       Change in Net Unrealized Appreciation of Investments:
          Beginning of period                                         32,584,043
          End of period                                               40,592,625
--------------------------------------------------------------------------------
       Increase in Net Unrealized Appreciation                         8,008,582
--------------------------------------------------------------------------------

Net Gain on Investments                                                9,174,002
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 20,200,993
================================================================================


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statement of Changes in Net Assets
================================================================================

For the Six Months Ended September 30, 1998 (unaudited) and the Year Ended March 31, 1998

                                                                        September 30         March 31
=====================================================================================================
OPERATIONS:
       Net investment income                                           $  11,026,991    $  21,651,710
       Net realized gain                                                   1,165,420       10,254,014
       Increase in net unrealized appreciation                             8,008,582        9,944,057
-----------------------------------------------------------------------------------------------------
       Increase in Net Assets From Operations                             20,200,993       41,849,781
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                                             (11,572,589)     (22,052,414)
       Net realized gain                                                          --       (4,341,908)
-----------------------------------------------------------------------------------------------------
       Decrease in Net Assets From
          Distributions to Shareholders                                  (11,572,589)     (26,394,322)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
       Net proceeds from sale of shares                                   54,632,786       67,394,715
       Net asset value of shares issued in connection with
          the transfer of the Smith Barney Muni Funds --
          Ohio Portfolio's net assets (Note 5)                                    --        7,122,331
       Net asset value of shares issued for
          reinvestment of dividends                                        5,957,542       14,164,394
       Cost of shares reacquired                                         (25,920,232)     (75,971,741)
-----------------------------------------------------------------------------------------------------
       Increase in Net Assets From
          Fund Share Transactions                                         34,670,096       12,709,699
-----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                    43,298,500       28,165,158
NET ASSETS:
       Beginning of period                                               407,151,677      378,986,519
-----------------------------------------------------------------------------------------------------
       End of period*                                                  $ 450,450,177    $ 407,151,677
=====================================================================================================
* Includes undistributed (overdistributed) net investment income of:       $(243,165)        $302,433
=====================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The National Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and seven other separate investment portfolios: Florida, Georgia, Limited Term, New York, Pennsylvania, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, if any, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3.   Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays MMC a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc ("SSB"), another subsidary of SSBH, was the Fund's distributor. SSB (as well as certain other broker-dealers) continues to sell Fund shares to the public as a member of the selling group.

On June 12, 1998, the Fund's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares

--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. For the six months ended September 30, 1998, SSB received sales charges of $336,000 and $18,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $13,000 for Class B shares.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended September 30, 1998, total Distribution Plan fees incurred were:

                                    Class A            Class B           Class L
================================================================================
Distribution Plan Fees             $287,256            $77,649           $56,178
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

4.   Investments

During the six months ended September 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $152,995,920
--------------------------------------------------------------------------------
Sales                                                                136,760,348
================================================================================

At September 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $40,713,193
Gross unrealized depreciation                                          (120,568)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $40,592,625
================================================================================

5.   Transfer of Net Assets

On December 5, 1997, the National Portfolio acquired the assets and certain liabilities of the Smith Barney Muni Funds -- Ohio Portfolio ("Ohio Portfolio") pursuant to a plan of reorganization approved by Ohio Portfolio shareholders on November 21, 1997. Total shares issued by the National Portfolio and the total net assets of the Ohio Portfolio and the National Portfolio on the date of the transfer were as follows:

                               Shares              Total                Total
                               Issued           Net Assets            Net Assets
                               by the             of the               of the
                              National             Ohio               National
Acquired Portfolio            Portfolio          Portfolio            Portfolio
================================================================================
Ohio Portfolio                 503,302          $7,122,331          $387,765,783
================================================================================

The total net assets of the Ohio Portfolio before acquisition included unrealized appreciation of $525,586. Total net assets of the National Portfolio immediately after the transfer were $394,888,114. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

6.   Shares of Beneficial Interest

At September 30, 1998, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At September 30, 1998, total paid-in capital amounted to the following for each class:

                                Class A             Class B            Class L
================================================================================
Total Paid-in Capital        $359,292,322         $27,952,847        $17,404,974
================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

================================================================================
Notes to Financial Statements (continued)
================================================================================

Transactions in shares of each class were as follows:

                                                 Six Months Ended                 Year Ended
                                                September 30, 1998               March 31, 1998
                                           --------------------------      --------------------------
                                              Shares         Amount           Shares        Amount
=====================================================================================================
Class A
Shares sold                                 2,954,655    $ 41,997,959       4,278,086    $ 60,139,642
Net asset value of shares issued in
  connection with the transfer of the
  Smith Barney Muni Funds --
  Ohio Portfolio's net assets (Note 5)             --              --         216,152       3,061,450
Shares issued on reinvestment                 378,410       5,377,550         919,860      12,952,448
Shares redeemed                            (1,620,943)    (23,027,302)     (5,066,000)    (70,997,885)
-----------------------------------------------------------------------------------------------------
Net Increase                                1,712,122    $ 24,348,207         348,098    $  5,155,655
=====================================================================================================
Class B
Shares sold                                   709,451    $ 10,099,210         435,980    $  6,185,158
Net asset value of shares issued in
  connection with the transfer of the
  Smith Barney Muni Funds --
  Ohio Portfolio's net assets (Note 5)             --              --         226,974       3,210,679
Shares issued on reinvestment                  23,366         331,978          43,558         613,782
Shares redeemed                              (112,124)     (1,585,684)       (204,149)     (2,891,933)
-----------------------------------------------------------------------------------------------------
Net Increase                                  620,693    $  8,845,504         502,363    $  7,117,686
=====================================================================================================
Class L+
Shares sold                                   177,413    $  2,535,617          75,660    $  1,069,915
Net asset value of shares issued in
  connection with the transfer of the
  Smith Barney Muni Funds --
  Ohio Portfolio's net assets (Note 5)             --              --          60,176         850,202
Shares issued on reinvestment                  17,445         248,014          42,562         598,164
Shares redeemed                               (91,932)     (1,307,246)       (148,687)     (2,081,923)
-----------------------------------------------------------------------------------------------------
Net Increase                                  102,926    $  1,476,385          29,711    $    436,358
=====================================================================================================

+    On June 12, 1998 Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class A Shares                                         1998(1)         1998         1997         1996         1995(2)        1994
====================================================================================================================================
Net Asset Value, Beginning of Period                   $14.16         $13.60       $13.67       $13.32       $13.35         $13.81
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income                                0.37           0.79         0.81         0.81         0.82           0.85
    Net realized and unrealized gain (loss)              0.31           0.73        (0.09)        0.35        (0.01)         (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                             0.68           1.52         0.72         1.16         0.81           0.46
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                               (0.39)         (0.80)       (0.79)       (0.81)       (0.84)         (0.86)
    Net realized gains                                     --          (0.16)          --           --           --          (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (0.39)         (0.96)       (0.79)       (0.81)       (0.84)         (0.92)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $14.45         $14.16       $13.60       $13.67       $13.32         $13.35
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                             4.90%++       11.47%        5.41%        8.83%        6.38%          3.17%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                     $403           $371         $351         $378         $401           $413
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                             0.67%+         0.66%        0.70%        0.70%        0.60%          0.52%
    Net investment income                                5.25+          5.61         5.92         5.88         6.30           6.05
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    33%            87%          31%          27%          54%            42%
====================================================================================================================================

(1)  For the six months ended September 30, 1998 (unaudited).
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class B Shares                                               1998(1)           1998           1997           1996          1995(2)
===================================================================================================================================
Net Asset Value, Beginning of Period                         $14.16           $13.61         $13.67         $13.33         $12.41
-----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income                                      0.34             0.70           0.74           0.73           0.33
    Net realized and unrealized gain (loss)                    0.30             0.74          (0.08)          0.35           0.91
-----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                   0.64             1.44           0.66           1.08           1.24
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                                     (0.36)           (0.73)         (0.72)         (0.74)         (0.32)
    Net realized gains                                           --            (0.16)            --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.36)           (0.89)         (0.72)         (0.74)         (0.32)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $14.44           $14.16         $13.61         $13.67         $13.33
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                   4.59%++         10.80%          4.95%          8.26%         10.11%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                            $29,603          $20,313        $12,691        $11,605         $6,905
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                                   1.16%+           1.29%          1.20%          1.19%          1.19%+
    Net investment income                                      4.76+            4.95           5.42           5.37           5.75+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                          33%              87%            31%            27%            54%
====================================================================================================================================

(1)  For the six months ended September 30, 1998 (unaudited).
(2)  For the period from November 7, 1994 (inception date) to March 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class L Shares(1)                              1998(2)           1998           1997           1996          1995(3)          1994
====================================================================================================================================
Net Asset Value, Beginning of Period           $14.16           $13.59         $13.65         $13.32         $13.33          $13.80
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income                        0.33             0.69           0.73           0.73           0.74            0.76
    Net realized and unrealized gain (loss)      0.30             0.74          (0.08)          0.34          (0.01)          (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     0.63             1.43           0.65           1.07           0.73            0.36
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                       (0.34)           (0.70)         (0.71)         (0.74)         (0.74)          (0.77)
    Net realized gains                             --            (0.16)            --             --             --           (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.34)           (0.86)         (0.71)         (0.74)         (0.74)          (0.83)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $14.45           $14.16         $13.59         $13.65         $13.32          $13.33
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                     4.51%++         10.71%          4.90%          8.13%          5.80%           2.40%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $17,767          $15,926        $14,901        $16,563        $18,599         $18,185
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                     1.24%+           1.35%          1.27%          1.27%          1.23%           1.22%
    Net investment income                        4.68+            4.91           5.35           5.31           5.69            5.29
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            33%              87%            31%            27%            54%             42%
====================================================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.
(2)  For the six months ended September 30, 1998 (unaudited).
(3)  On November 7, 1994, the former Class B shares were renamed Class C shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

                      [This page intentionally left blank]

Smith Barney
Muni Funds


Trustees                                Investment Manager
Donald R. Foley                         Mutual Management Corp.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen                   Distributor
John P. Toolan                          CFBDS, Inc.

Joseph H. Fleiss, Emeritus
                                        Custodian
                                        PNC Bank, N.A.
Officers
Heath B. McLendon
President and Chief Executive Officer   Shareholder Servicing Agent
                                        First Data Investor Services Group, Inc.
Lewis E. Daidone                        P.O. Box 9134
Senior Vice President and Treasurer     Boston, MA 02205-9134

Peter M. Coffey
Vice President                          This report is submitted for general
                                        information of the shareholders of Smith
Thomas M. Reynolds                      Barney Muni Funds - National Portfolio.
Controller                              It is not authorized for distribution to
                                        prospective investors unless accompanied
Christina T. Sydor                      or preceded by a current Prospectus for
Secretary                               the Portfolio, which contains
                                        information concerning the Portfolio's
                                        investment policies and expenses as well as other pertinent information.


                                                            SALOMON SMITH BARNEY
                                                            --------------------
                                                     A member of citigroup[LOGO]

                                        Salomon Smith Barney is a service mark
                                        of Salomon Smith Barney Inc.

                                        Smith Barney Muni Funds
                                        Smith Barney Mutual Funds
                                        388 Greenwich Street
                                        MF-2
                                        New York, New York 10013

                                        www.smithbarney.com


                                        FD0806 11/98



[PHOTO OMITTED]

Smith Barney Muni Funds
Florida
Portfolio

--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

September 30, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(R)

Smith Barney
Muni Funds

[PHOTO OMITTED]

HEATH B.
MCLENDON

Chairman

[PHOTO OMITTED]

PETER M.
COFFEY

Vice President

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Muni Funds
- Florida Portfolio ("Portfolio") for the period ended September 30, 1998. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the various investment strategies employed by the Fund during the period under review. A detailed summary of performance and current holdings for the Fund can be found in the appropriate sections that follow.

Fund's Performance and Investment Strategy

For the six months ended September 30, 1998, the Florida Portfolio generated a total return of 4.61% for Class A shares which compares favorably with its Lipper Analytical Services, Inc. peer group average of 4.30% (Lipper is a major fund-tracking organization.) For performance information on the Portfolio's other share classes, please see pages 5 and 6.

We are pleased to report that your Portfolio has been given a four-star rating overall for its Class A, Class B and Class L shares from Morningstar, Inc.* as of September 30, 1998.

Given present market conditions, we have continued to emphasize credit quality and call protection in the Portfolio. As of the close of the reporting period, 93.2% of the Portfolio's bond holdings was rated investment grade or better and the Portfolio's average stated call protection was 8.9 years. The Portfolio's holdings were concentrated among the following industries: housing bonds (17.8%), transportation bonds (15.3%), hospital bonds (9.7%) and utility bonds (8.7%).

----------
* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through September 30, 1998. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Fund's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. For Class A shares, the Fund received 4 stars for the overall, 4 stars for the 3-year period and 4 stars for the 5-year period. For Class B shares, the Fund received 4 stars for the overall and 4 stars for the 3-year period. For Class L shares, the Fund received 4 stars for the overall, 3-year and 5-year periods. It was rated among 1,581 municipal bond funds for the 3-year period and 943 municipal bond funds for the 5-year period. The top 10% of the funds in a category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars 22.5% receive 2 stars and 10% receive 1 star. The Classes share a common portfolio of securities.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1

Market and Economic Overview

Bond market performance was shaped primarily by surging demand for U.S. Treasury securities and a massive issuance of municipal bonds in the past six months. During the reporting period, municipal bond prices remained relatively flat with coupon interest providing most of the returns for municipal bonds.

Troubled financial markets abroad and a strengthening U.S. dollar further exacerbated an already dramatic flight of capital from foreign countries into U.S. markets. The U.S. Treasury bond, considered to be the global benchmark for credit quality, was the chief beneficiary of these capital inflows. The large flows of money into U.S. Treasury securities drove their prices upward and their yields lower. On September 30, 1998, the yield of the bellwether 30-year U.S. Treasury bond fell to 4.95%, the lowest level for long-term government debt since 1967. Since the close of the reporting period, long-term U.S. Treasury yields fell even further before drifting upward in recent days.

Until July, many bond investors had been primarily concerned about whether there were any signs of the reappearance of inflation. However, developments in the Pacific Rim, such as Japan's failure to shore up its ailing banking system and Russia's unexpected devaluation of its currency, altered that focus considerably. Moreover, a number of speculators who found themselves caught in highly unusual market conditions added to the growing uncertainty in U.S. capital markets.

In response to foreign economic conditions, the Federal Reserve Board ("Fed") signaled a shift in policy from vigilance against inflation toward concerns of global deflation by cutting short-term interest rates by 0.25% at its September 1998 meeting. The rate cut was the first action by the Fed since March 1997.

After the close of the reporting period, the Fed took an extraordinary and unexpected action of cutting short-term interest rates again by another 0.25% on October 15, 1998. This latest action brings the federal funds rate to 5.0% and the largely symbolic discount rate to 4.75%. (The federal funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates. The discount rate is the interest rate the Federal Reserve charges its member banks for loans.)

Foreign investors, who do not benefit from the tax-exempt status of municipal bonds, have been large buyers of U.S. Treasury securities. As a result, yields for U.S. Treasury securities have declined further than those of municipal bonds. Some municipal bonds are currently yielding as much as 100% of equivalent maturity U.S. Treasury bonds. Municipal bonds are considered by many investors to be a good value when they yield at least 85% of U.S.


--------------------------------------------------------------------------------
                                         1998 Semi-Annual Report to Shareholders

Treasury bonds. At their present levels, we believe that tax-exempt bonds can provide a competitive income stream for investors of almost any income tax bracket.

In contrast to the diminishing U.S. Treasury security supply, municipal bond issuance continued at record levels. New issue volume reached its peak in 1993 when $293 billion in new municipal bonds were sold. So far this year, municipal bond volume is on pace to exceed $300 billion. This disparity in supply and demand between U.S. Treasury bonds and municipal bonds is a primary reason for municipal bond underperformance relative to U.S. Treasurys.

Florida Economic Highlights

Florida continues to experience rapid economic and population growth as it proceeds with its transformation to an even more diversified economy. The Sunshine State has made significant progress in transforming its economy from a seasonal base of agriculture and tourism to more of a service and trade economy. Moreover, financial service companies such as banks and insurance companies have played an increasingly important role in the greater diversification of Florida's economy. This rapid growth has added to the growing need for additional infrastructure and educational facilities. The State has been successful in maintaining moderate debt levels despite the increase in demand for municipal spending. However, Florida's overdependence on sales tax revenues could make it more vulnerable in the event of an economic downturn.

Municipal Bond Market Outlook

In view of the above, we believe that municipal bonds represent excellent values under the current market conditions. With the stock market's recent volatility, many investors may be looking to reallocate a portion of their existing portfolios away from equities. In our opinion, this may be a timely opportunity for many of these investors to do so with investments in municipal bonds.

We believe that economic conditions should remain supportive for the municipal bond market over the near term. The U.S. economy remains sound despite the widely reported economic distress of many other countries. Although U.S. economic growth will likely slow over the coming months, we expect the economy to expand modestly. Moreover, the Fed should continue to gradually lower short-term interest rates and that in turn should help correct some of the imbalances that exist in the overall bond market today.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

On a more somber note, we report with much sadness the passing of Emeritus Trustee C. Richard Youngdahl. Dick made many valuable contributions to the Board and the Fund during his tenure and he will be missed.

Thank you for investing in the Smith Barney Muni Funds - Florida Portfolio. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon                        /s/ Peter M. Coffey

Heath B. McLendon                            Peter M. Coffey
Chairman                                     Vice President

October 16, 1998


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                              -----------------------
                              Beginning        End of           Income        Capital Gain        Total
Period Ended                  of Period        Period          Dividends      Distributions    Returns(1)
=========================================================================================================
9/30/98                        $13.74           $14.01           $0.35           $0.00            4.61%+
---------------------------------------------------------------------------------------------------------
3/31/98                         13.16            13.74            0.73            0.13           11.15
---------------------------------------------------------------------------------------------------------
3/31/97                         13.24            13.16            0.73            0.05            5.44
---------------------------------------------------------------------------------------------------------
3/31/96                         12.89            13.24            0.74            0.00            8.65
---------------------------------------------------------------------------------------------------------
3/31/95                         12.82            12.89            0.76            0.00            6.77
---------------------------------------------------------------------------------------------------------
3/31/94                         13.21            12.82            0.77            0.00            2.75
---------------------------------------------------------------------------------------------------------
3/31/93                         12.32            13.21            0.80            0.01           14.21
---------------------------------------------------------------------------------------------------------
Inception* - 3/31/92            12.00            12.32            0.70            0.00            8.70+
=========================================================================================================
Total                                                            $5.58           $0.19
=========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                              -----------------------
                              Beginning        End of           Income        Capital Gain        Total
Period Ended                  of Period        Period          Dividends      Distributions    Returns(1)
=========================================================================================================
9/30/98                        $13.73           $14.00           $0.32           $0.00            4.33%+
---------------------------------------------------------------------------------------------------------
3/31/98                         13.14            13.73            0.65            0.13           10.59
---------------------------------------------------------------------------------------------------------
3/31/97                         13.23            13.14            0.68            0.05            4.91
---------------------------------------------------------------------------------------------------------
3/31/96                         12.89            13.23            0.69            0.00            8.09
---------------------------------------------------------------------------------------------------------
Inception* - 3/31/95            11.91            12.89            0.29            0.00           10.77+
=========================================================================================================
Total                                                            $2.63           $0.18
=========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                                  Net Asset Value
                              -----------------------
                              Beginning        End of           Income        Capital Gain        Total
Period Ended                  of Period        Period          Dividends      Distributions    Returns(1)
=========================================================================================================
9/30/98                        $13.74           $14.01           $0.31           $0.00            4.29%+
---------------------------------------------------------------------------------------------------------
3/31/98                         13.14            13.74            0.63            0.13           10.51
---------------------------------------------------------------------------------------------------------
3/31/97                         13.22            13.14            0.67            0.05            4.94
---------------------------------------------------------------------------------------------------------
3/31/96                         12.89            13.22            0.68            0.00            7.96
---------------------------------------------------------------------------------------------------------
3/31/95                         12.81            12.89            0.67            0.00            6.12
---------------------------------------------------------------------------------------------------------
3/31/94                         13.20            12.81            0.68            0.00            2.05
---------------------------------------------------------------------------------------------------------
Inception* - 3/31/93            12.86            13.20            0.18            0.00            4.05+
=========================================================================================================
Total                                                            $3.82           $0.18
=========================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                Without Sales Charges(1)
                                        ----------------------------------------
                                        Class A         Class B       Class L(2)
================================================================================
Six Months Ended 9/30/98+                4.61%           4.33%           4.29%
--------------------------------------------------------------------------------
Year Ended 9/30/98                       8.74            8.22            8.20
--------------------------------------------------------------------------------
Five Years Ended 9/30/98                 6.45             N/A            5.82
--------------------------------------------------------------------------------
Inception* through 9/30/98               8.26           10.05            6.97
================================================================================

                                                 With Sales Charges(3)
                                        ----------------------------------------
                                        Class A         Class B       Class L(2)
================================================================================
Six Months Ended 9/30/98+                0.44%          (0.17)%          2.24%
--------------------------------------------------------------------------------
Year Ended 9/30/98                       4.39            3.72            6.10
--------------------------------------------------------------------------------
Five Years Ended 9/30/98                 5.59             N/A            5.61
--------------------------------------------------------------------------------
Inception* through 9/30/98               7.68            9.66            6.78
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 9/30/98)                           81.40%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/98)                           44.93
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/98)(2)                        47.15
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 2, 1991, November 16, 1994 and january 5, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                            the Florida Portfolio vs.
                  Lehman Brothers Municipal Long Bond Index and
                      Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                          April 1991 -- September 1998

  [The following table was depicted as a line chart in the printed material.]

                Florida          Lehman Long Bond Index*      Lehman Bond Index*
                -------          ----------------------       -----------------
4/2/91            9600                   10000                      10000
3/92             10410                   11139                      10999
3/93             11859                   12768                      12376
3/94             12158                   12915                      12663
3/95             12963                   14081                      13605
3/96             14084                   15153                      14746
3/97             14850                   16108                      15548
3/98             16507                   18134                      17214
9/30/98          17268                   19107                      18013

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 2, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 1998. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* It is the opinion of management that the Lehman Brothers Municipal Bond Index is a more appropriate broad-based benchmark for the market in which the Florida Portfolio invests rather than the Lehman Brothers Municipal Long Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Municipal Long Bond Index. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                           September 30, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT           RATING                            SECURITY                                      VALUE
=========================================================================================================
Education -- 2.6%
    $2,000,000     AAA       Polk County School Board, COP, FSA-Insured,
                                4.750% due 1/1/18                                           $   1,960,000
                             Volusia County Educational Facilities Authority Revenue,
                                Embry-Riddle Aeronautical University:
       500,000     AAA            CONNIE LEE-Insured, 6.500% due 10/15/15                         554,375
     2,875,000     Baa2*          Series A, 6.125% due 10/15/16                                 3,144,531
---------------------------------------------------------------------------------------------------------
                                                                                                5,658,906
---------------------------------------------------------------------------------------------------------
Escrowed to Maturity(a) -- 5.2%
       445,000     AAA       Altamonte Springs Health Facilities Authority Hospital
                                Revenue, Adventist Health System,
                                13.000% due 10/1/01                                               513,975
       860,000     AAA       Bradford County Health Facilities Authority Revenue,
                                (Santa Fe Healthcare Facilities Project),
                                6.050% due 11/15/16                                               972,875
       265,000     AAA       Cape Coral Health Facilities Authority Hospital Revenue,
                                (Cape Coral Medical Center Project),
                                8.125% due 11/1/08                                                310,381
     3,000,000     AAA       Escambia County HFA, Multi-Family Housing Revenue,
                                Genesis Healthcare, Principal Custodial Receipts,
                                Series A, FGIC-Insured, zero coupon due 10/15/18                1,117,500
     2,015,000     AAA       Gainesville Utility System Revenue,
                                8.125% due 10/1/14 (b)                                          2,657,281
       200,000     AAA       Lee County Justice Center Complex Inc., Improvement
                                Revenue, Series A, MBIA-Insured,
                                11.125% due 1/1/11                                                286,500
       525,000     AAA       Orange County Health Facility Authority Revenue,
                                Southern Adventist Hospital, 8.750% due 10/1/09                   656,906
     1,025,000     AAA       Palm Beach County Health Facilities Authority Revenue,
                                (John F. Kennedy Memorial Hospital Inc. Project),
                                Series C, 9.500% due 8/1/13                                     1,383,750
       690,000     AAA       Palm Beach County Solid Waste Authority Revenue,
                                MBIA-Insured, 10.000% due 12/1/04                                 838,350
     2,000,000     AAA       Port Everglades Authority Port Improvement,
                                7.125% due 11/1/16 (b)                                          2,480,000
---------------------------------------------------------------------------------------------------------
                                                                                               11,217,518
---------------------------------------------------------------------------------------------------------
Finance -- 1.0%
       485,000     AA+       Florida State Board of Education Capital Outlay,
                                Unrefunded Balance, Series A, 7.250% due 6/1/23 (b)               520,163
       500,000     AAA       Gulf Breeze Local Government Revenue, FGIC-Insured,
                                7.750% due 12/1/15                                                532,500
     1,000,000     AA        St. Lucie County Special Assessment, South Hutchinson
                                Island, Asset Guaranty, 6.200% due 11/1/25                      1,152,500
---------------------------------------------------------------------------------------------------------
                                                                                                2,205,163
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT           RATING                            SECURITY                                      VALUE
=========================================================================================================
General Obligation -- 1.0%
   $   500,000     NR        Brevard County Tourist Development Tax Revenue,
                                4th Century Marlins Spring, 6.875% due 3/1/13               $     536,875
     1,000,000     AA+       Florida State Broward County, 10.000% due 7/1/14 (b)               1,571,250
---------------------------------------------------------------------------------------------------------
                                                                                                2,108,125
---------------------------------------------------------------------------------------------------------
Hospital -- 9.7%
                             Escambia County Health Facilities Authority Revenue:
     2,500,000     BBB+         Azalea Trace Inc. Project, 6.100% due 1/1/19                    2,643,750
       375,000     NR           Unrefunded Balance, Baptist Hospital,
                                  6.750% due 10/1/14                                              421,875
     1,000,000     A         Halifax Hospital Medical Center, Florida Health Care
                                Facilities Revenue, Halifax Management System,
                                Series A, ACA-Insured, 5.200% due 4/1/18                        1,020,000
                             Jacksonville Health Facilities Authority,
                                Hospital Revenue:
                                  National Benevolent Association, IDR, Cypress Hill
                                    Village Program:
       750,000     Baa1*              6.400% due 12/1/16                                          817,500
     1,000,000     Baa1*              Series A, 6.250% due 12/1/26                              1,095,000
     2,000,000     AA+            St. Lukes Hospital Association Project,
                                    7.125% due 11/15/20                                         2,212,500
       310,000     AAA            St. Vincent's Medical Center, 9.125% due 1/1/03                 349,138
       310,000     AAA            University Medical Center Inc. Project,
                                    CONNIE LEE-Insured, 6.600% due 2/1/21                         339,450
                             Lee County Hospital Board of Directors, Hospital Revenue,
                                MBIA-Insured, Regular Linked SAVRS & RIBS:
     1,000,000     AAA            9.468% due 3/26/20 (c)                                        1,177,500
     1,000,000     AAA            6.350% due 3/26/20 (c)                                        1,178,750
                             Orange County Health Facilities Authority,
                                Hospital Revenue Bonds:
                                  Adventist Health Systems, FSA-Insured:
     1,500,000     AAA              FLAIRS, 6.700% due 11/15/07 (c)                             1,638,750
     1,000,000     AAA              Sunbelt Inc. Project, Series B,
                                      6.750% due 11/15/21                                       1,097,500
     1,000,000     AAA            Regular Linked SAVRS & RIBS, MBIA-Insured,
                                    8.796% due 10/29/21 (c)                                     1,198,750
       710,000     BB+       Pinellas County Health Facilities Authority, Sun Coast
                                Health System Revenue, Sun Coast Hospital
                                Guaranteed, Series A, 8.500% due 3/1/20                           750,825
     5,000,000     AAA       Tampa Revenue Health Systems, Catholic Health,
                                Series A-1, 4.875% due 11/15/18                                 4,975,000
---------------------------------------------------------------------------------------------------------
                                                                                               20,916,288
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT           RATING                            SECURITY                                      VALUE
=========================================================================================================
Housing: Multi-Family -- 9.7%
   $   380,000     AAA       Clearwater Multi-Family Housing Revenue,
                                (Drew Gardens Project), Series A, FHA-Insured,
                                6.500% due 10/1/25                                          $     403,275
                             Dade County HFA, Multi-Family Mortgage Revenue,
                                Series A:
     1,085,000     AAA             Antigue Club Apartments, Series A-1,
                                     AMBAC-Insured, 6.750% due 8/1/14 (d)                       1,185,362
     1,000,000     A-+             Golden Lakes Apartments Project,
                                     6.050% due 11/1/39 (d)                                     1,038,750
     1,500,000     AAA             Mariner Club Apartments, Series K-1,
                                     6.375% due 9/1/36 (d)                                      1,638,750
     3,000,000     A               Sr. Lien, Series I-1, 6.625% due 7/1/28 (b)(d)               3,285,000
     3,000,000     AAA             Stoddert Arms Apartments, Series O,
                                     AMBAC-Insured, 6.300% due 9/1/36 (d)                       3,240,000
     1,000,000     AAA             Turtle Creek Apartments, Series C-1,
                                     AMBAC-Insured, 6.200% due 5/1/36 (d)                       1,081,250
     1,000,000     BBB+            The Vinyards Project, Series H, 6.500% due 11/1/25           1,068,750
     2,355,000     AAA       Dade County IDR, Susanna Wesley Health Center,
                                Series A, FHA-Insured, 6.625% due 7/1/30 (b)                    2,599,331
                             Florida Housing Finance Agency:
     1,000,000     AAA          Crossings Indian Run Apartments, Series V,
                                  AMBAC-Insured, 6.200% due 12/1/36 (d)                         1,073,750
     2,000,000     AAA          Glen Oaks Apartment Projects, FNMA-Collateralized,
                                  5.900% due 2/1/30 (d)                                         2,120,000
     1,000,000     AAA       Oceanside Housing Development Corp., Multi-Family
                                Mortgage Revenue, FHA-Insured, 6.875% due 2/1/20                1,058,750
     1,095,000     AAA       Southwest Housing Development Corp., Multi-Family
                                Housing Mortgage Revenue Refunding,
                                FHA-Insured, 6.875% due 2/1/20                                  1,153,856
---------------------------------------------------------------------------------------------------------
                                                                                               20,946,824
---------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 8.1%
                             Brevard County HFA, Single-Family Mortgage Revenue:
       620,000     Aaa*         GNMA-Collateralized, 6.600% due 9/1/16 (d)                        667,275
       900,000     Aaa*         GNMA/FNMA-Collateralized, 6.400% due 9/1/23 (d)                   968,625
                             Broward County HFA, Single-Family Mortgage Revenue:
       520,000     Aa3*         Capital Appreciation, zero coupon due 4/1/14                      109,200
                                GNMA/FNMA-Collateralized:
       610,000     Aaa*           6.650% due 8/1/21 (d)                                           662,612
       895,000     Aaa*           Series A, 6.200% due 4/1/30 (d)                                 959,887
                             Dade County HFA, Single-Family Mortgage Revenue,
                                GNMA/FNMA-Collateralized:
     1,500,000     AAA            6.700% due 4/1/28 (b)(d)                                      1,627,500
       340,000     Aaa*           Series B, 7.250% due 9/1/23 (d)                                 359,975
        35,000     Aaa*           Series E, 7.000% due 3/1/24                                      37,056

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT           RATING                            SECURITY                                      VALUE
=========================================================================================================
Housing: Single-Family -- 8.1% (continued)
                             Duval County HFA, Single-Family Mortgage Revenue,
                                GNMA-Collateralized:
   $    95,000     AAA            8.000% due 6/1/00 (d)                                     $      97,494
       700,000     Aaa*           6.700% due 10/1/26 (d)                                          761,250
                             Escambia County HFA, Single-Family Mortgage Revenue:
       180,000     Aaa*         Series A, GNMA-Collateralized, 7.800% due 4/1/22 (d)              189,675
     1,400,000     Aaa*         Multi-County Program, Series A,
                                  GNMA/FNMA-Collateralized, 6.100% due 4/1/30                   1,501,500
                             Florida Housing Finance Agency:
       435,000     AA           Homeowner Mortgage, Series 2, 6.350% due 7/1/28 (d)               471,975
       110,000     Aaa*         Home Ownership Revenue, Series G-1,
                                  GNMA-Collateralized, 7.800% due 9/1/10 (d)                      115,912
     1,180,000     AAA          Single-Family Mortgage, Series B,
                                  GNMA/FNMA-Collateralized, 6.650% due 7/1/26 (d)               1,259,650
     1,000,000     AAA       Hialeah Housing Authority Revenue, Affordable
                                Housing Program, GNMA-Collateralized,
                                5.300% due 12/20/18                                             1,035,000
       380,000     Aa1*      Hillsborough County HFA, Single-Family Mortgage
                                Revenue, Series A, GNMA-Collateralized,
                                7.700% due 4/1/23 (d)                                             401,850
       685,000     AAA       Leon County HFA, Single-Family Mortgage Revenue,
                                Multi-County Program, Series B,
                                GNMA/FHLMC-Collateralized, 7.300% due 1/1/28 (d)                  805,731
     1,000,000     AAA       Miami-Dade County Housing Finance Authority,
                                Single Family Revenue Mortgage, Series A-2,
                                GNMA/FNMA/FHLMC-Collateralized,
                                5.200% due 6/1/16                                               1,016,250
                             Orange County HFA, Single-Family Mortgage Revenue,
                                GNMA/FNMA Mortgage Backed Securities Program:
       755,000     AAA            6.750% due 10/1/18 (d)                                          821,062
     1,180,000     AAA            Series A, 6.300% due 4/1/28 (d)                               1,274,400
       405,000     Aa1*      Palm Beach HFA, Single-Family Mortgage Power
                                Revenue Bonds, Series A, GNMA-Collateralized,
                                7.875% due 4/1/23 (d)                                             413,606
     1,310,000     Aaa*      Pinnellas County HFA, Single-Family Mortgage Revenue,
                                GNMA/FNMA-Collateralized, 6.550% due 8/1/27 (d)                 1,403,337
       430,000     AAA       Virgin Islands HFA, Single-Family Mortgage Revenue,
                                Series A, GNMA-Collateralized, 6.500% due 3/1/25 (d)              461,713
---------------------------------------------------------------------------------------------------------
                                                                                               17,422,535
---------------------------------------------------------------------------------------------------------
Industrial Development -- 4.3%
       600,000     VMIG 1*   Dade County IDA, Florida Power & Lighting Company,
                                4.100% due 6/1/21 (e)                                             600,000
     1,975,000     NR        Homestead IDR, Community Rehabilitation Providers
                                Program, Series A, 7.950% due 11/1/18                           2,137,938
     1,500,000     BBB-      Martin County IDA, Indiantown, (Cogeneration Project),
                                7.875% due 12/15/25 (d)                                         1,760,625

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT           RATING                            SECURITY                                      VALUE
=========================================================================================================
Industrial Development -- 4.3% (continued)
   $   500,000     NR        Northern Palm Beach County Water Control District, Unit
                                Development No. 31, Program 1, 6.750% due 11/1/07           $     536,875
                             Osceola County IDA Revenue, (Community Provider
                                Pooled Loan Program), Series A, FSA-Insured:
       400,000     AAA            7.500% due 7/1/02                                               430,500
       799,000     AAA            7.750% due 7/1/10                                               863,919
     1,000,000     AAA       St. Johns County IDA, IDR, Series A, 5.500% due 3/1/17             1,066,250
                             Tampa Sports Authority Revenue, (Tampa Bay Arena
                                Project), MBIA-Insured:
       500,000     AAA            6.050% due 10/1/20                                              586,875
     1,000,000     AAA            6.100% due 10/1/26                                            1,198,750
---------------------------------------------------------------------------------------------------------
                                                                                                9,181,732
---------------------------------------------------------------------------------------------------------
Miscellaneous -- 16.4%
     1,000,000     AAA       Dade County Aviation Facilities Revenue, Series B,
                                MBIA-Insured, 6.600% due 10/1/22 (d)                            1,107,500
     3,700,000     NR        Dade County IDR, (Miami Cerebral Palsy Services
                                Project), 8.000% due 6/1/22                                     4,019,125
     5,000,000     AAA       Dade County Special Obligation, Series B,
                                AMBAC-Insured, Capital Appreciation,
                                zero coupon due 10/1/16                                         2,075,000
       750,000     AAA       Florida State Department of Corrections, COP,
                                Okeechobee Correctional, AMBAC-Insured,
                                6.250% due 3/1/15                                                 843,750
     2,700,000     AAA       Gulf Breeze Capital Funding, Series B, MBIA-Insured,
                                4.500% due 10/1/27                                              2,517,750
       500,000     BBB-      Hillsborough County Aviation Authority, Special Purpose,
                                (Delta Airlines Project), 6.800% due 1/1/24                       545,625
     1,500,000     AAA       Miami-Dade County Professional Sports Franchise
                                Facilities, MBIA-Insured, 4.750% due 10/1/30                    1,455,000
     1,000,000     AAA       Miami Springs Utility System Revenue, Refunding &
                                Improvement, MBIA-Insured, 5.000% due 9/1/16                    1,017,500
     1,200,000     AAA       North Springs Improvement District, MBIA-Insured,
                                7.000% due 10/1/09                                              1,500,000
     2,800,000     AA-       Orlando Capital Improvement, Special Revenue,
                                Series A, 4.750% due 10/1/22                                    2,705,500
     2,500,000     AAA       Port Palm Beach District Revenue, Series A,
                                MBIA-Insured, Capital Appreciation,
                                zero coupon due 9/1/21                                            706,250
     5,000,000     AAA       Port St. Lucie Special Assessment Revenue,
                                Utility Service Area No. 3 & 4-A, MBIA-Insured,
                                5.000% due 10/1/18                                              5,068,750
     6,000,000     A         Puerto Rico Commonwealth Refunding
                                Public Improvement, 4.500% due 7/1/23                           5,632,500
     1,200,000     BBB       Puerto Rico Housing Bank & Finance Agency,
                                7.500% due 12/1/06                                              1,435,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT           RATING                            SECURITY                                      VALUE
=========================================================================================================
Miscellaneous -- 16.4% (continued)
   $   500,000     NR        Tampa Revenue (Florida Aquarium Inc. Project),
                                7.750% due 5/1/27                                           $     574,375
     1,000,000     AAA       Village Community Development District No. 2,
                                Florida Special Assessment Revenue,
                                MBIA-Insured, 5.200% due 5/1/19                                 1,030,000
     2,000,000     AAA       Village Community Development District No. 3,
                                Florida Special Assessment Revenue,
                                MBIA-Insured, 5.000% due 5/1/19                                 2,015,000
     1,000,000     BBB-      Virgin Islands Public Finance Authority Revenue,
                                Sr. Lien, Series A, 5.500% due 10/1/18                          1,025,000
---------------------------------------------------------------------------------------------------------
                                                                                               35,274,125
---------------------------------------------------------------------------------------------------------
Nursing Home -- 2.7%
     1,000,000     Aa3*      Broward County Health Facilities Authority
                                Revenue Refunding, Broward County
                                Nursing Home, LOC 91, Allied Irish Banks Ltd.,
                                7.500% due 8/15/20                                              1,097,500
     3,500,000     A-        Palm Beach County Health Facilities Authority Revenue,
                                Retirement Community, 5.625% due 11/15/20                       3,688,125
     1,000,000     AA        Volusia County Health Facilities Authority Revenue,
                                (John Knox Projects), Series A, Asset Guaranteed,
                                6.000% due 6/1/17                                               1,107,500
---------------------------------------------------------------------------------------------------------
                                                                                                5,893,125
---------------------------------------------------------------------------------------------------------
Pollution Control -- 8.5%
     2,300,000     A-        Broward County Resource Recovery Revenue,
                                Broward Waste Energy, 7.950% due 12/1/08 (b)                    2,463,875
     2,000,000     A+        Citrus County PCR, Florida Power Corp., (Crystal River
                                Project), Series A, 6.625% due 1/1/27 (b)                       2,177,500
                             Escambia County PCR, (Champion
                                International Corp. Project):
       500,000     Baa1*          6.950% due 11/1/07                                              555,625
     3,500,000     Baa1*          6.900% due 8/1/22 (d)                                         3,920,000
     2,500,000     A+        Jacksonville Sewer & Solid Waste Disposal
                                Facilities Revenue, (Anheuser-Busch Project),
                                5.875% due 2/1/36 (d)                                           2,665,625
       705,000     AAA       Lee County Solid Waste Revenue, MBIA-Insured,
                                7.000% due 10/1/11 (d)                                            782,550
     1,500,000     AAA       Miami-Dade County Solid Waste System Revenue,
                                AMBAC-Insured, 4.750% due 10/1/18                               1,470,000
     1,000,000     Aa3*      Pinellas County PCR, Florida Power Corp.,
                                (Anclot & Bartlow Plants Project),
                                7.200% due 12/1/14                                              1,093,750
     1,390,000     Baa2*     Putnam County Development Authority PCR,
                                Georgia Pacific Corp. 1984, 7.000% due 12/1/05                  1,548,113

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT           RATING                            SECURITY                                      VALUE
=========================================================================================================
Pollution Control -- 8.5% (continued)
    $1,500,000     AA-       St. Lucie County Solid Waste Disposal Revenue,
                                (Florida Power & Light Co. Project),
                                7.150% due 2/1/23 (d)                                       $   1,618,125
---------------------------------------------------------------------------------------------------------
                                                                                               18,295,163
---------------------------------------------------------------------------------------------------------
Pre-Refunded(f) -- 3.6%
                             Alachua County Health Facilities Authority Revenue,
                                (Santa Fe Healthcare Facilities Project),
                                (Call 11/15/00 @ 102):
       150,000     AAA            6.875% due 11/15/02                                             158,250
     1,000,000     AAA            7.600% due 11/15/13                                           1,098,750
     1,500,000     Aaa*      Bay County Hospital Revenue, (Bay Medical Center Project),
                                (Call 10/1/04 @ 102), 8.000% due 10/1/12 (b)                    1,854,375
     1,375,000     NR        Escambia County Health Facilities Authority,
                                Baptist Hospital, (Call 10/1/03 @ 102),
                                6.750% due 10/1/14                                              1,570,938
     1,000,000     AAA       Miami Sports & Exhibition Authority Special Obligation
                                Refunding, FGIC-Insured, (Call 4/1/00 @ 102),
                                7.200% due 10/1/20                                              1,071,250
       835,000     AAA       Pinellas County Health Facilities Authority, Sun Coast
                                Health System Revenue, Series A, Sun Coast Hospital
                                Guaranteed, (Call 3/1/00 @ 102),
                                8.500% due 3/1/20                                                 907,019
     1,000,000     AAA       South Broward, Hospital District Revenue Bonds,
                                Series 1991C, RIBS, AMBAC-Insured,
                                (Call 5/1/01 @ 104), 9.277% due 5/13/21 (c)                     1,182,500
---------------------------------------------------------------------------------------------------------
                                                                                                7,843,082
---------------------------------------------------------------------------------------------------------
Public Facilities -- 1.1%
     1,000,000     BBB       Miami Beach Redevelopment Agency Tax
                                Increment Revenue, City Center-Historic
                                Convention, Series B, 6.350% due 12/1/22                        1,100,000
     1,185,000     A         Puerto Rico Public Buildings Authority Revenue,
                                Series L, 5.500% due 7/1/21                                     1,302,019
---------------------------------------------------------------------------------------------------------
                                                                                                2,402,019
---------------------------------------------------------------------------------------------------------
Transportation -- 15.3%
     2,000,000     AAA       Florida State Turnpike Authority Revenue,
                                Department of Transportation, Series A,
                                FGIC-Insured, 4.500% due 7/1/27                                 1,865,000
     2,030,000     AAA       Greater Orlando Aviation Authority, Florida Airport
                                Facilities, FGIC-Insured, 5.250% due 10/1/12                    2,205,088
                             Guam Airport Authority Revenue:
       750,000     BBB          Series A, 6.500% due 10/1/23                                      816,563
     1,000,000     BBB          Series B, 6.600% due 10/1/10 (d)                                1,105,000
     1,000,000     AAA       Hillsborough County Aviation Authority Revenue,
                                Tampa International Airport, Series A,
                                FGIC-Insured, 6.000% due 10/1/23                                1,106,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT           RATING                            SECURITY                                      VALUE
=========================================================================================================
Transportation -- 15.3% (continued)
   $ 1,500,000     Aa1*      Ocean Highway and Port Authority, Nassau County,
                                Adjustable Demand Revenue Bonds, Series 1990,
                                LOC ABN AMRO Bank NV,
                                6.250% mandatory tender 12/1/02 (d)                         $   1,636,875
     5,000,000     AAA       Orlando & Orange County Expressway Authority,
                                Florida Expressway Revenue, Jr. Lien,
                                FGIC-Insured, 5.000% due 7/1/16                                 5,087,500
                             Puerto Rico Commonwealth Highway & Transportation
                                Authority Revenue:
     6,000,000     A              Series A, 4.750% due 7/1/38                                   5,917,500
     2,000,000     A              Series Y, 5.000% due 7/1/36                                   2,040,000
                             Sanford Airport Authority IDR,
                                (Central Florida Terminals Inc. Project):
                                  Series A:
     1,000,000     NR               7.500% due 5/1/15 (d)                                       1,095,000
     2,000,000     NR               7.750% due 5/1/21 (d)                                       2,207,500
       645,000     NR             Series C, 7.500% due 5/1/21 (d)                                 706,275
                             Santa Rosa Bay Bridge Authority Revenue:
     3,500,000     BBB-         6.250% due 7/1/28                                               3,898,125
     5,000,000     BBB+         Capital Appreciation, zero coupon due 7/1/17                    1,950,000
     1,355,000     AAA       Volusia County Airport System Revenue,
                                Daytona Beach Regional Airport, MBIA-Insured,
                                7.000% due 10/1/21 (d)                                          1,460,013
---------------------------------------------------------------------------------------------------------
                                                                                               33,096,689
---------------------------------------------------------------------------------------------------------
Utilities -- 8.7%
     1,800,000     AAA       Englewood Water District Utility System Revenue,
                                FSA-Insured, 5.000% due 10/1/18                                 1,824,750
     3,905,000     Aaa*      Escambia County Utilities Authority Sanitation System
                                Revenue Refunding & Improvement, FSA-Insured,
                                4.500% due 1/1/22                                               3,685,344
     3,000,000     AAA       Escambia County Utility System Authority
                                Revenue Bonds, Series B, FGIC-Insured,
                                6.250% due 1/1/15                                               3,562,500
     1,350,000     BBB       Guam Power Authority Revenue, Series A,
                                6.750% due 10/1/24                                              1,506,938
       930,000     BBB+      Hillsborough County Utilities Revenue, Refunding &
                                Improvement, 7.000% due 8/1/14                                  1,013,700
     1,000,000     AAA       Jupiter Island Utility System, South Martin Regional
                                Utility, MBIA-Insured, 5.000% due 10/1/18                       1,015,000
     1,000,000     AAA       Lakeland Electric & Water Revenue, Jr. Sub. Lien,
                                FGIC-Insured, 6.000% due 10/1/14                                1,161,250
     1,000,000     Aaa*      Martin County Utility System Revenue, FGIC-Insured,
                                5.000% due 10/1/18                                              1,015,000
     1,000,000     AAA       Puerto Rico Electric Power Authority
                                Revenue Refunding, Series EE, MBIA-Insured,
                                4.500% due 7/1/18                                                 965,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT           RATING                            SECURITY                                      VALUE
=========================================================================================================
Utilities -- 8.7% (continued)
    $3,000,000     AAA       Sunrise Utility System Revenue Refunding,
                               AMBAC-Insured, 5.200% due 10/1/22                          $     3,101,250
---------------------------------------------------------------------------------------------------------
                                                                                               18,850,732
---------------------------------------------------------------------------------------------------------
Water & Sewer -- 2.1%
     1,085,000     AAA       Hernando County Water & Sewer Revenue Refunding,
                                FGIC-Insured, 5.000% due 6/1/19                                 1,098,562
       640,000     AAA       Miramar Wastewater Improvement Authority,
                                FGIC-Insured, 6.750% due 10/1/16                                  735,200
     2,250,000     AAA       Seminole County Water & Sewer Refunding &
                                Improvement, MBIA-Insured, 6.000% due 10/1/12                   2,629,687
---------------------------------------------------------------------------------------------------------
                                                                                                4,463,449
---------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $197,841,777**)                                     $   215,775,475
=========================================================================================================

(a) Bonds are escrowed to maturity by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(b)   Security is segregated by Custodian for open purchase commitment.
(c) Residual interest bonds -- coupon varies inversely with level of short-term tax-exempt interest rates.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(f) Bonds are escrowed by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 17 and 18 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's") except that those which are identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's") or those which are identified by a single dagger (+) are rated by Fitch Investors Services, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB       -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch -- Ratings may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA       -- Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.

BBB      -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR       -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.

VMIG 1   -- Moody's highest rating for issues having demand feature -- VRDO.

P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ACA         -- American Capital Assurance
AIG         -- American International Guaranty
AMBAC       -- AMBAC Indemnity Corporation
CGIC        -- Capital Guaranty Insurance Company
CONNIE LEE  -- College Construction Loan Insurance Association
COP         -- Certificate of Participation
FLAIRS      -- Floating Adjustable Interest Rate Securities
FGIC        -- Financial Guaranty Insurance Company
FHA         -- Federal Housing Administration
FHLMC       -- Federal Home Loan Mortgage Corporation
FLAIRS      -- Floating Adjustable Interest Rate Securities
FNMA        -- Federal National Mortgage Association
FSA         -- Financial Security Assurance
GEMICO      -- General Electric Mortgage Insurance Company
GIC         -- Guaranteed Investment Contract
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HFA         -- Housing Finance Authority
IDA         -- Industrial Development Agency
IDR         -- Industrial Development Revenue
INFLOS      -- Inverse Floaters
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance Corporation
PCFA        -- Pollution Control Financing Authority
PCR         -- Pollution Control Revenue
RIBS        -- Residual Interest Bonds
SAVRS       -- Select Auction Variable Rate Securities
VRDD        -- Variable Rate Demand Note
VRWE        -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $197,841,777)                   $ 215,775,475
   Cash                                                                  76,394
   Interest receivable                                                3,855,272
   Receivable for securities sold                                       685,689
   Receivable for Fund shares sold                                      435,130
--------------------------------------------------------------------------------
   Total Assets                                                     220,827,960
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   2,710,372
   Management fees payable                                               88,939
   Distribution fees payable                                             21,250
   Payable for Fund shares purchased                                     18,921
   Accrued expenses                                                      48,474
--------------------------------------------------------------------------------
   Total Liabilities                                                  2,887,956
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 217,940,004
================================================================================
NET ASSETS:
   Par value of capital shares                                    $      15,557
   Capital paid in excess of par value                              198,759,229
   Overdistributed net investment income                                (70,000)
   Accumulated net realized gain from security transactions           1,301,520
   Net unrealized appreciation of investments                        17,933,698
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 217,940,004
================================================================================
Shares Outstanding:
   Class A                                                           10,389,064
   -----------------------------------------------------------------------------
   Class B                                                            4,417,465
   -----------------------------------------------------------------------------
   Class L                                                              750,035
   -----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                 $       14.01
   -----------------------------------------------------------------------------
   Class B *                                                      $       14.00
   -----------------------------------------------------------------------------
   Class L **                                                     $       14.01
   -----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.17% of net asset
    value per share)                                              $       14.59
   -----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset
    value per share)                                              $       14.15
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1998

INVESTMENT INCOME:
   Interest                                                       $   6,224,402
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 4)                                             539,017
   Distribution fees (Note 4)                                           337,719
   Shareholder and system servicing fees                                 31,554
   Registration fees                                                     22,562
   Shareholder communications                                            11,683
   Audit and legal                                                       11,533
   Pricing service fees                                                   9,274
   Custody                                                                5,415
   Trustees' fees                                                         2,106
   Other                                                                  3,210
--------------------------------------------------------------------------------
   Total Expenses                                                       974,073
--------------------------------------------------------------------------------
Net Investment Income                                                 5,250,329
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 5):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             60,121,094
     Cost of securities sold                                         59,919,843
--------------------------------------------------------------------------------
   Net Realized Gain                                                    201,251
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                             13,875,164
     End of period                                                   17,933,698
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                            4,058,534
--------------------------------------------------------------------------------
Net Gain on Investments                                               4,259,785
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $   9,510,114
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1998 (unaudited) and the Year Ended March 31, 1998

                                                        September 30       March 31
=====================================================================================
OPERATIONS:
   Net investment income                               $   5,250,329    $  10,136,491
   Net realized gain                                         201,251        3,275,071
   Increase in net unrealized appreciation                 4,058,534        6,856,322
-------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                  9,510,114       20,267,884
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (5,312,763)     (10,138,329)
   Net realized gains                                             --       (1,909,781)
-------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                        (5,312,763)     (12,048,110)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                       22,538,026       43,905,998
   Net asset value of shares issued for reinvestment
     of dividends                                          2,195,690        5,171,877
   Cost of shares reacquired                             (21,876,766)     (32,126,326)
-------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                               2,856,950       16,951,549
-------------------------------------------------------------------------------------
Increase in Net Assets                                     7,054,301       25,171,323
NET ASSETS:
   Beginning of period                                   210,885,703      185,714,380
-------------------------------------------------------------------------------------
   End of period*                                      $ 217,940,004    $ 210,885,703
=====================================================================================
* Includes overdistributed net investment income of:   $     (70,000)   $      (7,566)
=====================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Florida Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of this Portfolio and seven other separate investment portfolios: Georgia, Limited Term, National, New York, Pennsylvania, New York Money Market and California Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotation are not available in good faith at fair market value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1998, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

3. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays MMC a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB") was the Fund's distributor. SSB (as well as certain other broker-dealers) continues to sell Fund shares to the public as members of the selling group.

On June 12, 1998, the Fund's Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus an initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

For the six months ended September 30, 1998, SSB received sales charges of approximately $201,000 and $9,000 on sales of the Portfolios' Class A and Class L shares, respectively. In addition, for the six months ended September 30, 1998, CDSCs paid to SSB were approximately:

                                     Class A           Class B           Class L
================================================================================
CDSCs                                $22,000           $27,000           $ 2,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of average daily net assets for each respective class. The Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of those classes, respectively. For the six months ended September 30, 1998, total Distribution Plan fees incurred were:

                                     Class A           Class B           Class L
================================================================================
Distribution Plan Fees               $109,613          $194,881          $33,225
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

5. Investments

During the six months ended September 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $63,064,756
--------------------------------------------------------------------------------
Sales                                                                 60,121,094
================================================================================

At September 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 17,940,931
Gross unrealized depreciation                                            (7,233)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 17,933,698
================================================================================


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Shares of Beneficial Interest

At September 30, 1998, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses related to the distribution of its shares.

At September 30, 1998, total paid-in capital amounted to the following for each class:

                                     Class A           Class B         Class L
================================================================================
Total Paid-in Capital              $130,536,005      $58,089,893     $10,148,888
================================================================================

Transactions in shares of each class were as follows:

                                                 Six Months Ended                     Year Ended
                                                September 30, 1998                  March 31, 1998
                                               ---------------------            ----------------------
                                               Shares         Amount            Shares          Amount
=========================================================================================================
Class A
Shares sold                                  1,125,920    $  15,524,477        2,168,321    $  29,686,100
Shares issued on reinvestment                  106,100        1,464,640          245,679        3,350,010
Shares redeemed                             (1,223,224)     (16,896,312)      (1,707,187)     (23,309,310)
---------------------------------------------------------------------------------------------------------
Net Increase                                     8,796    $      92,805          706,813    $   9,726,800
=========================================================================================================
Class B
Shares sold                                    368,180    $   5,080,415          865,155    $  11,835,656
Shares issued on reinvestment                   45,052          621,477          116,324        1,583,889
Shares redeemed                               (319,602)      (4,406,342)        (557,498)      (7,617,726)
---------------------------------------------------------------------------------------------------------
Net Increase                                    93,630    $   1,295,550          423,981    $   5,801,819
=========================================================================================================
Class L
Shares sold                                    139,710    $   1,933,134          173,864    $   2,384,242
Shares issued on reinvestment                    7,941          109,573           17,468          237,978
Shares redeemed                                (41,555)        (574,112)         (88,301)      (1,199,290)
---------------------------------------------------------------------------------------------------------
Net Increase                                   106,096    $   1,468,595          103,031    $   1,422,930
=========================================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class A Shares                     1998(1)        1998         1997        1996(2)      1995(3)      1994
===========================================================================================================
Net Asset Value,
  Beginning of Period            $ 13.74        $ 13.16      $ 13.24      $ 12.89      $ 12.82      $ 13.21
-----------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income             0.35           0.72         0.73         0.74         0.75         0.77
  Net realized and unrealized
    gain (loss)                     0.27           0.72        (0.03)        0.35         0.08#       (0.39)
-----------------------------------------------------------------------------------------------------------
Total Income From Operations        0.62           1.44         0.70         1.09         0.83         0.38
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.35)         (0.73)       (0.73)       (0.74)       (0.76)       (0.77)
  Net realized gains                  --          (0.13)       (0.05)          --           --           --
-----------------------------------------------------------------------------------------------------------
Total Distributions                (0.35)         (0.86)       (0.78)       (0.74)       (0.76)       (0.77)
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                  $ 14.01        $ 13.74      $ 13.16      $ 13.24      $ 12.89      $ 12.82
-----------------------------------------------------------------------------------------------------------
Total Return                        4.61%++       11.15%        5.44%        8.65%        6.77%        2.75%
-----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)       $   146        $   143      $   127      $   117      $   108      $   105
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)                      0.74%+         0.76%        0.85%        0.70%        0.61%        0.54%
  Net investment income             5.04+          5.28         5.56         5.62         5.97         5.71
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate               28%            59%          62%          47%          43%          20%
===========================================================================================================

(1)   For the six months ended September 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) On October 10, 1994 the former Class C shares were exchanged into Class A Shares.
(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.85%.
# Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class B Shares                                     1998(1)          1998         1997         1996(2)         1995(3)
=====================================================================================================================
Net Asset Value, Beginning of Period             $  13.73        $  13.14      $  13.23      $  12.89        $  11.91
---------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                              0.31            0.65          0.65          0.68            0.30
  Net realized and unrealized gain (loss)            0.28            0.72         (0.01)         0.35            0.97#
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations                         0.59            1.37          0.64          1.03            1.27
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.32)          (0.65)        (0.68)        (0.69)          (0.29)
  Net realized gains                                   --           (0.13)        (0.05)           --              --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.32)          (0.78)        (0.73)        (0.69)          (0.29)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $  14.00        $  13.73      $  13.14      $  13.23        $  12.89
---------------------------------------------------------------------------------------------------------------------
Total Return                                         4.33%++        10.59%         4.91%         8.09%          10.77%++
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)             $     62        $     59      $     51      $     46        $      2
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)                                       1.25%+          1.28%         1.35%         1.20%           1.20%+
  Net investment income                              4.53+           4.76          4.93          5.00            5.57+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                28%             59%           62%           47%             43%
=====================================================================================================================

(1)   For the six months ended September 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from November 16, 1994 (inception date) to March 31, 1995.
(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.35%.
# Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class L Shares(1)                  1998(2)          1998          1997        1996(3)         1995(4)          1994
=====================================================================================================================
Net Asset Value,
  Beginning of Period            $  13.74        $  13.14      $  13.22      $  12.89        $  12.81        $  13.20
---------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income              0.31            0.64          0.65          0.66            0.67            0.68
  Net realized and
    unrealized gain (loss)           0.27            0.72         (0.01)         0.35            0.08#          (0.39)
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations         0.58            1.36          0.64          1.01            0.75            0.29
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.31)          (0.63)        (0.67)        (0.68)          (0.67)          (0.68)
  Net realized gains                   --           (0.13)        (0.05)           --              --              --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                 (0.31)          (0.76)        (0.72)        (0.68)          (0.67)          (0.68)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                  $  14.01        $  13.74      $  13.14      $  13.22        $  12.89        $  12.81
---------------------------------------------------------------------------------------------------------------------
Total Return                         4.29%++        10.51%         4.94%         7.96%           6.12%           2.05%
---------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)       $     11        $      9      $      7      $      3        $      3        $      2
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (5)                       1.32%+          1.33%         1.40%         1.28%           1.25%           1.24%
  Net investment income              4.46+           4.71          4.84          5.04            5.40            4.95
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                28%             59%           62%           47%             43%             20%
=====================================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2)   For the six months ended September 30, 1998 (unaudited).
(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(4)   On November 7, 1994 the former Class B shares were renamed Class C Shares.
(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40%.
# Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

                                                            SALOMON SMITH BARNEY
                                                     A member of citigroup[LOGO]

Trustees

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager

Mutual Management Corp.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Transfer Agent

First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Florida Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Muni Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD0787 11/98



[GRAPHIC OMITTED]

Smith Barney Muni Funds
Georgia Portfolio

Pennsylvania Portfolio

--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

September 30, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(R)

Smith Barney
Muni Funds

[PHOTO OMITTED]

HEATH B.
MCLENDON

Chairman

[PHOTO OMITTED]

PETER M.
COFFEY

Vice President

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Muni Funds
- Georgia and Pennsylvania Portfolios ("Portfolio") for the period ended September 30, 1998. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the investment strategies employed by each Portfolio during the period. A detailed summary of performance and current holdings for both Portfolios can be found in the appropriate sections that follow.

Market and Economic Overview

Bond market performance was shaped primarily by surging demand for U.S. Treasury securities and a massive issuance of municipal bonds in the past six months. During the reporting period, municipal bond prices remained relatively flat with coupon interest providing most of the returns for municipal bonds.

Troubled financial markets abroad and a strengthening U.S. dollar further exacerbated an already dramatic flight of capital from foreign countries into U.S. markets. The U.S. Treasury bond, considered to be the global benchmark for credit quality, was the chief beneficiary of these capital inflows. The large flows of money into U.S. Treasury securities drove their prices upward and their yields lower. On September 30, 1998, the yield of the bellwether 30-year U.S. Treasury bond fell to 4.95%, the lowest level for long-term government debt since 1967. Since the close of the reporting period, long-term U.S. Treasury yields fell even further before drifting upward in recent days.

Up until July, many bond investors had been focused on any signs of the reappearance of inflation. However, developments in the Pacific Rim, such as Japan's failure to shore up its ailing banking system and Russia's unexpected devaluation of its currency, altered that view considerably. Moreover, a number of speculators who found themselves caught in highly unusual market conditions added to the growing uncertainty in U.S. capital markets.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1

In response to the global tumult, the Federal Reserve Board ("Fed") signaled a shift in policy from vigilance against inflation toward concerns of global deflation by cutting short-term interest rates 0.25% at its September 1998 meeting. The rate cut was the first action by the Fed since March 1997.

After the close of the reporting period, the Fed took an extraordinary and unexpected action of cutting short-term interest rates again by another 0.25% on October 15, 1998. This latest action brings the federal-funds rate to 5.00% and the largely symbolic discount rate to 4.75%. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates. The discount rate is the interest rate the Federal Reserve charges its member banks for loans.)

Foreign investors, who do not benefit from the tax-exempt status of municipal bonds, have been large buyers of U.S. Treasury securities. As a result, yields for U.S. Treasury securities have declined further than those of municipal bonds. Municipal bond yields are currently yielding as much as 100% of equivalent maturity U.S. Treasury bonds. Municipal bonds are considered by many investors to be a good value when they yield about 85% of U.S. Treasury bonds. At their present levels, we believe that tax-exempt bonds can now provide a competitive income stream for risk-averse investors of almost any income tax bracket.

In contrast to the diminishing U.S. Treasury security supply, municipal bond issuance continued at record levels. New issue volume reached its peak in 1993 when $293 billion in new municipal bonds were sold. So far this year, municipal bond volume is on pace to exceed $300 billion. This disparity in supply and demand between U.S. Treasury bonds and municipal bonds is a primary reason for municipal bond underperformance relative to U.S. Treasurys.

Georgia Portfolio's Performance and Investment Strategy

For the six months ended September 30, 1998, the Georgia Portfolio generated a total return of 5.21% for Class A shares and significantly outperformed its Lipper Analytical Services, Inc. peer group average of 4.52%. (Lipper is a major fund tracking organization.)

In view of current market conditions, we have maintained a fairly long average life of our holdings and continued to place emphasis on call protection and credit quality. As of September 30, 1998, the call-adjusted average life was
14.6 years and 95.2% of the Portfolio was rated investment grade. In addition, approximately 53.0% of the Portfolio had a triple-A rating, the highest credit rating. The Portfolio's largest holdings are concentrated in housing bonds (21.0%), water and sewer bonds (15.6%) and utility bonds (11.4%).


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

We are pleased to report that your Portfolio has been given a four-star rating overall for Class A and B and Class L from Morningstar, Inc.* as of September 30, 1998.

Georgia Economic Highlights

Our outlook for Georgia's economy remains very bright. The Peach State continues to earn high marks from major credit rating agencies due in large part to its prudent debt management and conservative fiscal policies. Moreover, a booming economy in Georgia has led to increased tax revenues and solid gains in employment. Compared to its previous fiscal year, personal income tax revenues grew by 14.8% and corporate income taxes rose substantially. Like many other states, job growth in Georgia has been concentrated mainly in the service industries.

By many accounts, Georgia has been highly successful in attracting new entrepreneurship. According to Georgia Secretary of State Lewis Massey, corporate activity had increased by more than 10% by the end of 1997. In addition, the State has also demonstrated that it can compete aggressively in world export markets. Despite economic woes in many parts of the world, Georgia's exports grew by more than 3% overall in the first half of 1998 over the same period in 1997. Exports to major U.S. trading partners such as Canada and Mexico grew respectably while market share in strategic European Union nations such as France and Spain increased substantially. In our view, Georgia is well positioned to take advantage of current economic globalization trends.

Pennsylvania Portfolio's Performance and Investment Strategy

For the six months ended September 30, 1998, the Pennsylvania Portfolio posted a total return of 4.83% for Class A shares and significantly outperformed its Lipper peer group average of 3.91%.

We have continued to lengthen the Portfolio's maturity structure and have extended the call-adjusted average life of the Portfolio from 12.8 years on March 31, 1998 to 13.2 years. Average stated call protection was also extended from 9.3 years to 9.8 years. The emphasis on longer maturities and call protection is designed to help preserve a competitive stream of income over the long term in a low-interest rate environment.

----------
* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through September 30, 1998. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar, Inc. ratings are calculated from the Portfolio's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. For Class A shares, the Portfolio received 4 stars for the overall, 4 stars for the 3-year period. For Class B shares, the Portfolio received 4 stars for the overall and 4 stars for the 3-year period. For Class L shares, the Portfolio received 4 stars for the overall and 3-year periods. It was rated among 1,581 municipal bond funds for the 3-year period, 943 municipal bond funds for the 5-year period. The top 10% of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star. Different classes share a common portfolio of securities.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

As of September 30, 1998, 94.1% of the Portfolio was rated investment grade. In addition, approximately 42.0% of the Portfolio had a triple-A rating, the highest credit rating. The Portfolio's largest holdings are concentrated in hospital bonds (26.3%), transportation bonds (16.2%) and industrial development (8.8%).

We are pleased to report that the Portfolio has been given a four-star rating overall for Class A and B and Class L from Morningstar, Inc.** as of September 30, 1998.

Pennsylvania Economic Highlights

Pennsylvania continues to make great strides in reforming its economy and rehabilitating its image as a former rustbelt state. Only three years ago, annual job growth in the Commonwealth was ranked 45th in the nation. Today, annual job growth stands at 17th thanks in large part to the development of high technology and advanced manufacturing businesses. In recognition of these positive changes, the July 27, 1998 edition of Business Week cited Pennsylvania as one of its Top Ten in its economic development report card.

A vibrant economy, fiscal restraint and effective debt management has enabled the Commonwealth to accumulate reserves even while lowering taxes for individuals and businesses. In our opinion, Pennsylvania is well-positioned for continued economic growth for the foreseeable future.

National Outlook

As noted earlier, we believe that municipal bonds represent excellent values under the current market conditions. With the stock market's recent volatility, many investors may be looking to reallocate their existing portfolios. In our opinion, this may be a timely opportunity for many of these investors to consider further diversifying their portfolios with municipal bonds.

We believe that economic conditions should remain supportive for the municipal bond market over the near term. The U.S. economy remains sound despite the widely reported economic distress of many other countries. Although U.S. economic growth will likely slow over the coming months, we expect the economy to expand modestly. Moreover, the Fed should continue to gradually lower short-term interest rates and that in turn should help correct some of the imbalances that exist in the overall bond market today.

----------
** Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through September 30, 1998. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Portfolio's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. For Class A shares, the Portfolio received 4 stars for the overall and 4 stars for the 3-year period. For Class B shares, the Portfolio received 4 stars for the overall and 4 stars for the 3-year period. For Class L shares, the Portfolio received 4 stars for the overall and 3-year periods. It was rated among 1,581 municipal bond funds for the 3-year period and 943 municipal bond funds for the 5-year period. The top 10% of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star. Different classes share a common portfolio of securities.


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

On a more somber note, we report with much sadness the passing of Emeritus Trustee C. Richard Youngdahl. Dick made many valuable contributions to the Board and the Portfolios during his tenure and he will be missed.

In closing, thank you for investing in the Smith Barney Muni Funds - Georgia and Pennsylvania Portfolios. We look forward to helping you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                /s/ Peter M. Coffey

Heath B. McLendon                    Peter M. Coffey
Chairman                             Vice President

October 16, 1998


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

--------------------------------------------------------------------------------
                                Georgia Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------
                      Net Asset Value
                    -------------------
                    Beginning    End of      Income    Capital Gain     Total
Period Ended        of Period    Period     Dividends  Distributions  Returns(1)
================================================================================
9/30/98              $13.43      $13.79       $0.33       $0.00         5.21%+
--------------------------------------------------------------------------------
3/31/98               12.48       13.43        0.67        0.08        13.85
--------------------------------------------------------------------------------
3/31/97               12.50       12.48        0.67        0.08         5.95
--------------------------------------------------------------------------------
3/31/96               12.10       12.50        0.70        0.05         9.67
--------------------------------------------------------------------------------
Inception* - 3/31/95  12.00       12.10        0.62        0.00         6.29+
================================================================================
Total                                         $2.99       $0.21
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------
                      Net Asset Value
                    -------------------
                    Beginning    End of      Income    Capital Gain     Total
Period Ended        of Period    Period     Dividends  Distributions  Returns(1)
================================================================================
9/30/98              $13.43      $13.78       $0.29       $0.00         4.87%+
--------------------------------------------------------------------------------
3/31/98               12.47       13.43        0.60        0.08        13.39
--------------------------------------------------------------------------------
3/31/97               12.50       12.47        0.61        0.08         5.33
--------------------------------------------------------------------------------
3/31/96               12.11       12.50        0.65        0.05         9.08
--------------------------------------------------------------------------------
Inception* - 3/31/95  12.27       12.11        0.49        0.00         2.88+
================================================================================
Total                                         $2.64       $0.21
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------
                      Net Asset Value
                    -------------------
                    Beginning    End of      Income    Capital Gain     Total
Period Ended        of Period    Period     Dividends  Distributions  Returns(1)
================================================================================
9/30/98              $13.41      $13.77       $0.29       $0.00         4.91%+
--------------------------------------------------------------------------------
3/31/98               12.46       13.41        0.59        0.08        13.23
--------------------------------------------------------------------------------
3/31/97               12.49       12.46        0.60        0.08         5.28
--------------------------------------------------------------------------------
3/31/96               12.09       12.49        0.64        0.05         9.12
--------------------------------------------------------------------------------
Inception* - 3/31/95  12.06       12.09        0.56        0.00         5.11+
================================================================================
Total                                         $2.68       $0.21
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                                Georgia Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                   Without Sales Charge(1)
                                           -------------------------------------
                                           Class A       Class B      Class L(2)
================================================================================
Six Months Ended 9/30/98+                    5.21%         4.87%         4.91%
--------------------------------------------------------------------------------
Year Ended 9/30/98                           9.70          9.07          9.07
--------------------------------------------------------------------------------
Inception* through 9/30/98                   9.11          8.25          8.41
================================================================================

                                                    With Sales Charge(3)
                                           -------------------------------------
                                           Class A       Class B      Class L(2)
================================================================================
Six Months Ended 9/30/98+                    1.00%         0.37%         2.82%
--------------------------------------------------------------------------------
Year Ended 9/30/98                           1.54          4.57          7.01
--------------------------------------------------------------------------------
Inception* through 9/30/98                   8.12          8.07          8.17
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                      Without Sales Charge(1)
================================================================================
Class A (Inception* through 9/30/98)                           47.95%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/98)                           40.54
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/98)(2)                        43.44
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 4, 1994, June 15, 1994 and April 14, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Georgia Portfolio
--------------------------------------------------------------------------------

               Growth of $10,000 Invested in Class A Shares of the
        Georgia Portfolio vs. Lehman Brothers Municipal Long Bond Index,
                      Lehman Brothers Municipal Bond Index
                and Lehman Brothers Georgia Municipal Bond Index+
--------------------------------------------------------------------------------
                          April 1994 -- September 1998

   [The following table was depicted as a line graph in the printed material.]



                                    Municiple      Georgia      Municiple
                       Georgia      Long Bond     Municiple        Bond
                      Portfolio       Index       Bond Index      Index
                      ---------       -----       ----------      -----

        4/4/94           9600         10000         10000         10000
        3/95            10193         10903         10744         10795
        3/96            11179         11733         11645         11675
        3/96            11844         12424         12278         12289
        3/98            13485         13986         13594         13573
        9/30/98         14188         14737         14225         14215

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 1998. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* It is the opinion of management that the Lehman Brothers Municipal Bond Index is a more appropriate broad-based benchmark for the market in which the Georgia Portfolio invests rather than the Lehman Brothers Municipal Long Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Georgia Municipal Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Municipal Long Bond Index. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) and the Lehman Brothers Georgia Municipal Bond Index (consisting of Georgia municipal bonds) are each a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                             Pennsylvania Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------
                      Net Asset Value
                    -------------------
                    Beginning    End of      Income    Capital Gain     Total
Period Ended        of Period    Period     Dividends  Distributions  Returns(1)
================================================================================
9/30/98              $13.54      $13.84       $0.35       $0.00         4.83%+
--------------------------------------------------------------------------------
3/31/98               12.66       13.54        0.69        0.11        13.52
--------------------------------------------------------------------------------
3/31/97               12.62       12.66        0.71        0.00         6.11
--------------------------------------------------------------------------------
3/31/96               12.40       12.62        0.72        0.05         8.08
--------------------------------------------------------------------------------
Inception* - 3/31/95  12.00       12.40        0.62        0.00         8.82+
================================================================================
Total                                         $3.09       $0.16
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------
                      Net Asset Value
                    -------------------
                    Beginning    End of      Income    Capital Gain     Total
Period Ended        of Period    Period     Dividends  Distributions  Returns(1)
================================================================================
9/30/98              $13.52      $13.82       $0.31       $0.00         4.57%+
--------------------------------------------------------------------------------
3/31/98               12.64       13.52        0.62        0.11        12.97
--------------------------------------------------------------------------------
3/31/97               12.61       12.64        0.65        0.00         5.56
--------------------------------------------------------------------------------
3/31/96               12.39       12.61        0.66        0.05         7.61
--------------------------------------------------------------------------------
Inception* - 3/31/95  12.35       12.39        0.48        0.00         4.48+
================================================================================
Total                                         $2.72       $0.16
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------
                      Net Asset Value
                    -------------------
                    Beginning    End of      Income    Capital Gain     Total
Period Ended        of Period    Period     Dividends  Distributions  Returns(1)
================================================================================
9/30/98              $13.51      $13.81       $0.31       $0.00         4.55%+
--------------------------------------------------------------------------------
3/31/98               12.64       13.51        0.62        0.11        12.84
--------------------------------------------------------------------------------
3/31/97               12.61       12.64        0.65        0.00         5.51
--------------------------------------------------------------------------------
3/31/96               12.39       12.61        0.66        0.05         7.56
--------------------------------------------------------------------------------
Inception* - 3/31/95  12.00       12.39        0.56        0.00         8.14+
================================================================================
Total                                         $2.80       $0.16
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

--------------------------------------------------------------------------------
                             Pennsylvania Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                   Without Sales Charge(1)
                                           -------------------------------------
                                           Class A       Class B      Class L(2)
================================================================================
Six Months Ended 9/30/98+                    4.83%         4.57%         4.55%
--------------------------------------------------------------------------------
Year Ended 9/30/98                           5.86          5.53          5.42
--------------------------------------------------------------------------------
Inception* through 9/30/98                   9.20          8.21          8.59
================================================================================

                                                    With Sales Charge(3)
                                           -------------------------------------
                                           Class A       Class B      Class L(2)
================================================================================
Six Months Ended 9/30/98+                    0.67%         0.07%         2.47%
--------------------------------------------------------------------------------
Year Ended 9/30/98                           1.59          1.03          3.34
--------------------------------------------------------------------------------
Inception* through 9/30/98                   8.22          8.03          8.35
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                  Without Sales Charge(1)
================================================================================
Class A (Inception* through 9/30/98)                      48.52%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/98)                      40.19
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/98)(2)                   44.76
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 4, 1994, June 20, 1994 and April 5, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

               Growth of $10,000 Invested in Class A Shares of the
      Pennsylvania Portfolio vs. Lehman Brothers Municipal Long Bond Index,
                      Lehman Brothers Municipal Bond Index
             and Lehman Brothers Pennsylvania Municipal Bond Index+
--------------------------------------------------------------------------------
                          April 1994 -- September 1998

   [The following table was depicted as a line graph in the printed material.]

                                    Municiple    Pennsylvania    Municiple
                    Pennsylvania    Long Bond   Municiple Bond     Bond
                      Portfolio       Index         Index         Index
                      ---------       -----         -----         -----

        4/4/94           9600         10000         10000         10000
        3/95            10447         10903         10744         10765
        3/96            11290         11733         11645         11638
        3/97            11980         12424         12278         12282
        3/98            13601         13986         13594         13529
        9/30/98         14258         14737         14225         14123

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 1998. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* It is the opinion of management that the Lehman Brothers Municipal Bond Index is a more appropriate broad-based benchmark for the market in which the Pennsylvania Portfolio invests rather than the Lehman Brothers Municipal Long Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Pennsylvania Municipal Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Municipal Long Bond Index. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) and the Lehman Brothers Pennsylvania Municipal Bond Index (consisting of Pennsylvania municipal bonds) are each a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                          September 30, 1998
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

       FACE
      AMOUNT       RATING                           SECURITY                                      VALUE
=========================================================================================================
Education -- 7.0%
    $1,000,000     AAA       Bibb County Development Authority Revenue, (Wesleyan
                                College Project), AMBAC-Insured, 5.000% due 10/1/18           $ 1,011,250
     1,000,000     AA        Fulton County School District, 5.375% due 1/1/18                   1,087,500
     1,000,000     Aa1*      Private Colleges & Universities Authority Revenue, (Emory
                                University Project), Series A, 5.000% due 11/1/15               1,018,750
---------------------------------------------------------------------------------------------------------
                                                                                                3,117,500
---------------------------------------------------------------------------------------------------------
Escrowed to Maturity (a) -- 9.1%
                             Cobb County Kennestone Hospital Authority Revenue,
                                MBIA-Insured:
       205,000     AAA           10.250% due 2/1/02                                               225,756
       660,000     AAA           Series 86A, 7.750% due 2/1/07                                    767,250
     1,875,000     Aaa*      Colquitt County Development Authority Revenue,
                                Sub-Series C, zero coupon due 12/1/21                             557,813
       290,000     AAA       Fulton County Water & Sewer Revenue, FGIC-Insured,
                                6.375% due 1/1/14                                                 342,562
       485,000     AAA       Puerto Rico Commonwealth Aqueduct & Sewer
                                Authority Revenue, 10.250% due 7/1/09(b)                          671,725
       165,000     Aaa*      Richmond County Water and Sewer Revenue,
                                9.875% due 4/1/02                                                 185,831
     1,000,000     Aaa*      Savannah EDA, zero coupon due 12/1/21                                300,000
       320,000     AAA       Tri City Hospital Authority Revenue, South Fulton
                                Hospital, FGIC-Insured, 10.250% due 7/1/06(b)                     419,200
     2,000,000     Aaa*      Washington Wilkes Payroll Development Authority
                                Revenue, zero coupon due 12/1/21                                  592,500
---------------------------------------------------------------------------------------------------------
                                                                                                4,062,637
---------------------------------------------------------------------------------------------------------
General Obligation -- 11.0%
     2,000,000     AAA       Georgia Local Government, Public Improvement Grant,
                                Series A, MBIA-Insured, 4.750% due 6/1/28                       1,967,500
     2,000,000     A         Puerto Rico Commonwealth, Public Improvement,
                                4.500% due 7/1/23                                               1,877,500
     1,000,000     BBB-      Virgin Islands Public Financing Authority Revenue,
                                Sr. Lien, Series A, 5.500% due 10/1/18                          1,025,000
---------------------------------------------------------------------------------------------------------
                                                                                                4,870,000
---------------------------------------------------------------------------------------------------------
Hospitals -- 6.5%
     1,000,000     AAA       Fulco Hospital Authority Revenue, Catholic Health East,
                                Series A, 4.875% due 11/15/15                                   1,006,250
       500,000     BBB       Puerto Rico Industrial Tourist Educational, Medical &
                                Enviromental Control Facility Finance Authority,
                                (Ryder Memorial Hospital Project), Series A,
                                6.700% due 5/1/24                                                 546,875

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

       FACE
      AMOUNT       RATING                           SECURITY                                      VALUE
=========================================================================================================
Hospitals -- 6.5% (continued)
                             Savannah Hospital Authority Revenue:
    $  500,000     Ba1*        Refunding & Improvement, Candler Hospital,
                                  7.000% due 1/1/11(b)                                        $   569,375
       725,000     Aaa*        St. Josephs/Candler Health Systems, Series A,
                                  5.250% due 7/1/14                                               757,625
---------------------------------------------------------------------------------------------------------
                                                                                                2,880,125
---------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 15.0%
       500,000     AAA       Acworth Housing Authority Revenue, (Wingate Falls
                                Apartments Project), 6.125% due 3/1/17(c)                         537,500
                             Atlanta Urban Residential Finance Authority,
                                Multi-Family Housing Revenue:
     1,180,000     A             Cascade Pines Housing Project,
                                  6.250% due 9/1/10(b)(c)                                       1,267,025
     1,000,000     AAA           New Community, GNMA Collateralized,
                                  Series A-1, 5.450% due 11/20/17(c)                            1,023,750
       240,000     A         Cobb County Housing Authority Refunding, (Signature
                                Place Project), Series A, 6.875% due 10/1/17                      256,500
                             De Kalb County Housing Authority,
                                Multi-Family Housing Revenue, Series A:
     1,000,000     Aa2*          Friendly Hills Apartments, FHA-Insured,
                                  7.050% due 1/1/39(c)                                          1,136,250
       300,000     AAA           Valley Brook Apartments Project, Revenue
                                  Refunding, MBIA-Insured, 7.750% due 1/1/26                      318,000
     1,000,000     A         Fulton County Multi-Family Housing Authority Revenue,
                                (Concorde Place Apartment Project),
                                6.300% due 7/1/16(c)                                            1,070,000
     1,000,000     AAA       Lawrenceville Housing Authority, Multi-Family Revenue,
                                (Knollwood Park Apartments Project),
                                6.250% due 12/1/29(c)                                           1,083,750
---------------------------------------------------------------------------------------------------------
                                                                                                6,692,775
---------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 6.0%
       155,000     AAA       Fulton County Housing Authority, Single-Family Mortgage
                                Revenue, Series A, GNMA-Collateralized,
                                6.600% due 3/1/28(c)                                              167,206
                             Georgia State HFA, Single-Family Mortgage Revenue:
       350,000     AAA         Series A, FHA-Insured, 6.600% due 12/1/23(c)                       375,375
     1,000,000     AAA         Series A-1, 5.300% due 6/1/17                                    1,022,500
       305,000     AA+       Georgia State Residential Finance Authority, Home
                                Ownership Mortgage, Series A,  FHA-Insured,
                                7.250% due 12/1/21(c)                                             329,019
       495,000     AAA       Puerto Rico Housing Bank and Finance Agency,
                                Single-Family Mortgage, Affordable Housing Mortgage,
                                Portfolio I, GNMA/FNMA Collateralized,
                                6.250% due 4/1/29(c)                                              532,744

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

       FACE
      AMOUNT       RATING                           SECURITY                                      VALUE
=========================================================================================================
Housing: Single-Family -- 6.0% (continued)
    $  235,000     AAA       Virgin Islands HFA, Single-Family Mortgage Revenue,
                                Series A, GNMA-Collateralized, 6.450% due 3/1/16(c)           $   252,038
---------------------------------------------------------------------------------------------------------
                                                                                                2,678,882
---------------------------------------------------------------------------------------------------------
Industrial Development -- 1.3%
       500,000     A1*       Savannah EDA, PCR, (Union Camp Corp. Project),
                                6.150% due 3/1/17                                                 572,500
---------------------------------------------------------------------------------------------------------
Miscellaneous -- 1.4%
       500,000     BBB       Puerto Rico Housing Bank and Finance Agency,
                                7.500% due 12/1/06(b)                                             598,125
---------------------------------------------------------------------------------------------------------
Pollution Control -- 4.6%
       345,000     AAA       Burke County Development Authority PCR, (Oglethorpe
                                Power Co. Vogtle Project), MBIA-Insured,
                                7.500% due 1/1/03                                                 373,031
       500,000     A         Monroe County Development Authority PCR,
                                (Oglethorpe Power Co. Scherer Project), Series A,
                                6.800% due 1/1/12                                                 595,000
     1,000,000     NR        Rockdale County Development Authority, Solid Waste
                                Disposal Revenue, (Visy Paper Project),
                                7.500% due 1/1/26                                               1,082,500
---------------------------------------------------------------------------------------------------------
                                                                                                2,050,531
---------------------------------------------------------------------------------------------------------
Public Facilities -- 3.5%
       250,000     AAA       Butts County COP, MBIA-Insured, 6.750% due 12/1/14                   285,625
     1,100,000     AAA       Cobb-Marietta Counties Coliseum and Exhibit Hall Authority
                                Revenue, MBIA-Insured, 5.625% due 10/1/26                       1,273,250
---------------------------------------------------------------------------------------------------------
                                                                                                1,558,875
---------------------------------------------------------------------------------------------------------
Short-Term(d) -- 1.1%
       300,000     VMIG1*    Burke County Development Authority PCR, Power Co.
                                Vogtle, 3rd Series, 4.150% due 9/1/25                             300,000
       200,000     VMIG1*    Georgia State Hospital Financing Authority Revenue,
                                Pooled Hospital Loan Program, 4.150% due 3/1/01                   200,000
---------------------------------------------------------------------------------------------------------
                                                                                                  500,000
---------------------------------------------------------------------------------------------------------
Transportation -- 6.5%
     1,000,000     AAA       Georgia State Tollway Authority Revenue Refunding,
                                (Georgia 400 Project), 5.000% due 7/1/10                        1,075,000
       250,000     AAA       Metro Atlanta Rapid Transit Authority Revenue Refunding,
                                Series P, AMBAC-Insured, 6.250% due 7/1/20                        301,875
     1,500,000     A         Puerto Rico Commonwealth Highway & Transportation
                                Authority Revenue, Series Y, 5.000% due 7/1/36                  1,530,000
---------------------------------------------------------------------------------------------------------
                                                                                                2,906,875
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

       FACE
      AMOUNT       RATING                           SECURITY                                      VALUE
=========================================================================================================
Utilities -- 11.4%
                             Georgia Municipal Electric Authority Revenue:
    $  600,000     AAA          Series EE, AMBAC-Insured, 7.250% due 1/1/24(b)                $   819,000
     1,000,000     AAA          Series Z,  MBIA-Insured, 5.500% due 1/1/20                      1,090,000
                             Georgia Municipal Gas Authority Revenue:
       500,000     Aaa*         Buford Project, FSA-Insured, 5.000% due 11/1/13                   515,000
       500,000     A-           Southern Storage Gas Project, 6.300% due 7/1/09                   553,750
     1,000,000     AA        Hogansville Combined Public UtiIity System,
                                Asset Guaranty, 5.850% due 10/1/15                              1,125,000
     1,000,000     AAA       Puerto Rico Electric Power Authority Revenue Refunding,
                                Series EE, MBIA-Insured, 4.500% due 7/1/18                        965,000
---------------------------------------------------------------------------------------------------------
                                                                                                5,067,750
---------------------------------------------------------------------------------------------------------
Water & Sewer -- 15.6%
       500,000     A+        Cartersville Development Authority Revenue Refunding,
                                Sewer Facilities, Anheuser Busch, 6.125% due 5/1/27(c)            550,625
     1,000,000     AA        Clayton County Water Authority Revenue,
                                5.100% due 5/1/16                                               1,048,750
       625,000     AAA       Douglasville-Douglas County Water & Sewer Authority
                                Revenue, AMBAC-Insured, 5.625% due 6/1/15                         702,344
     1,000,000     Baa2*     Effingham County Development Authority, Solid Waste
                                Disposal Revenue, (Fort James Project),
                                5.625% due 7/1/18(c)                                            1,010,000
                             Fulton County Water & Sewer Revenue, FGIC-Insured:
        10,000     AAA          6.375% due 1/1/14                                                  11,850
     1,000,000     AAA          5.000% due 1/1/18                                               1,010,000
     1,000,000     AAA          4.750% due 1/1/28                                                 980,000
       500,000     AAA       Milledgeville Water & Sewer Revenue, FSA-Insured,
                                6.000% due 12/1/21                                                589,375
     1,000,000     AA        Peachtree City Water & Sewer Authority, Sewer System
                                Revenue, Series A, 5.375% due 3/1/22                            1,055,000
---------------------------------------------------------------------------------------------------------
                                                                                                6,957,944
---------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost-- $41,282,965**)                                           $44,514,519
=========================================================================================================

(a) Bond is escrowed to maturity with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b)   Security segregated by Custodian for open purchase commitment.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 20 and 21 for definitions of ratings and certain security.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

       FACE
      AMOUNT       RATING                           SECURITY                                      VALUE
=========================================================================================================
Education  --  6.0%
    $  500,000     AAA       Butler Area School District, GO, Series B, FGIC-Insured,
                                4.750% due 10/1/22                                            $   490,000
       700,000     BBB-      Chester County Health & Education Facilities Authority
                                College Revenue, Immaculata College,
                                5.600% due 10/15/18                                               720,125
     1,000,000     Aaa*      Delaware County Authority University Revenue,
                                Villanova University, Series A, 5.000% due 12/1/98              1,013,750
     1,000,000     AAA       Erie School District, Capital Appreciation, Refunding,
                                zero coupon to yield 5.000% due 9/1/14                            475,000
     1,050,000     AAA       McKeesport Area School District, Series B, FGIC-Insured,
                                zero coupon to yield 6.100% due 10/1/20                           360,937
---------------------------------------------------------------------------------------------------------
                                                                                                3,059,812
---------------------------------------------------------------------------------------------------------
Escrowed to Maturity(a) -- 3.1%
       500,000     AAA       Cambria County Hospital Development Authority,
                                Conemaugh Valley Memorial Hospital,
                                7.625% due 9/1/11                                                 604,375
       435,000     AAA       Lewisburg Area School District Building, AMBAC-Insured,
                                9.750% due 2/15/04(b)                                             525,806
       250,000     AAA       Southeastern Greene School District, 9.375% due 7/1/03               285,313
       150,000     AAA       York County GO, Refunding, AMBAC-Insured,
                                8.875% due 6/1/06                                                 181,313
---------------------------------------------------------------------------------------------------------
                                                                                                1,596,807
---------------------------------------------------------------------------------------------------------
General Obligation -- 3.3%
     1,000,000     A         Puerto Rico Commonwealth GO, Public Improvement,
                                4.500% due 7/1/23                                                 938,750
     2,000,000     AAA       Westmoreland County GO, FGIC-Insured,
                                zero coupon to yield 5.970% due 12/1/18                           752,500
---------------------------------------------------------------------------------------------------------
                                                                                                1,691,250
---------------------------------------------------------------------------------------------------------
Hospital -- 26.3%
                             Allegheny County Hospital Development Authority
                                Revenue:
     1,000,000     AAA           Catholic Health East, Series A, 4.875% due 11/15/18              982,500
       500,000     AAA           General Hospital Project, Series A, MBIA-Insured,
                                  6.250% due 9/1/20                                               534,375
     1,000,000     BBB       Allentown Area Hospital Authority Revenue, Sacred
                                Heart Hospital, 6.750% due 11/15/14                             1,093,750
     1,000,000     AA-       Berks County Municipal Authority Health Care,
                                (Pooled Fing Project), 5.000% due 3/1/28                          980,000
     1,000,000     BBB+      Hazelton Health Services Authority Revenue,
                                St. Joseph's Medical Center, 6.200% due 7/1/26                  1,091,250
     1,000,000     BBB       Horizon Hospital System Authority Revenue, Horizon
                                Hospital Systems Inc., 6.350% due 5/15/26                       1,088,750

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

       FACE
      AMOUNT       RATING                           SECURITY                                      VALUE
=========================================================================================================
Hospital -- 26.3% (continued)
    $1,000,000     NR        Philadelphia Authority for Industrial Development,
                                Health Care Facility Revenue, Baptist Home of
                                Philadelphia, Series A, 5.600% due 11/15/28                   $   986,250
     1,600,000     AAA       Philadelphia Hospital & Higher Education Facilities
                                Authority, Hospital Revenue, FHA-Insured,
                                Series A, 5.300% due 1/1/18                                     1,648,000
     1,000,000     AA        Potter County Hospital Authority Revenue, Asset
                                Guaranteed, 6.050% due 8/1/24                                   1,083,750
       500,000     BBB       Puerto Rico Industrial, Tourist, Educational, Medical
                                & Environmental Control Facilities, (Ryder Memorial
                                Hospital Project), Series A, 6.700% due 5/1/24                    546,875
                             Scranton-Lackawanna Health & Welfare Authority Revenue:
       500,000     BBB-++      Allied Services Rehabilitation Hospitals, (Project-A),
                                  7.600% due 7/15/20                                              556,250
       750,000     BBB-         Moses Taylor Hospital Project, 6.250% due 7/1/20                  806,250
       500,000     AAA       Sharon Regional Health System Authority Revenue,
                                5.000% due 12/1/18                                                505,000
                             St. Mary Hospital Authority, Bucks County, Catholic
                                Health Initiatives, Series A:
       500,000     AA            5.375% due 12/1/13                                               524,375
     1,000,000     AA            5.000% due 12/1/18                                               992,500
---------------------------------------------------------------------------------------------------------
                                                                                               13,419,875
---------------------------------------------------------------------------------------------------------
Housing: Multi-Family --  3.5%
     1,500,000     BBB+++    Montgomery County Redevelopment Authority,
                                Multi-Family Housing Revenue, (KBF Associates L.P.
                                Project), Series A, 6.375% due 7/1/12                           1,563,750
       205,000     AAA       Pittsburgh Urban Redevelopment Authority, Mortgage
                                Revenue, FNMA/GNMA-Collateralized, Series B,
                                6.950% due 10/1/10(c)                                             218,069
---------------------------------------------------------------------------------------------------------
                                                                                                1,781,819
---------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.6%
                             Allegheny County, Residential Mortgage Refunding,
                                Single-Family Housing, GNMA-Collateralized:
       970,000     Aaa*          6.875% due 5/1/26(b)(c)                                        1,062,150
     1,675,000     Aaa*          Zero coupon to yield 7.500% due 5/1/27(c)                        205,187
       990,000     AAA       Puerto Rico Single-Family Housing Mortgage Revenue,
                                GNMA/FNMA/ FHLMC-Collateralized,
                                6.250% due 4/1/29(c)                                            1,065,488
---------------------------------------------------------------------------------------------------------
                                                                                                2,332,825
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

       FACE
      AMOUNT       RATING                           SECURITY                                      VALUE
=========================================================================================================
Industrial Development -- 8.8%
    $1,000,000     BBB-      Allegheny County IDA Refunding Environmental
                                Improvement, USX Corp., 6.700% due 12/1/20(b)                 $ 1,108,750
     1,000,000     A3*       Bradford County IDA Solid Waste, International Paper Co.,
                                6.600% due 3/1/19(c)                                            1,126,250
     1,000,000     A-        Delaware County IDA Revenue, Resource
                                Recovery Facility, Series A, 6.200% due 7/1/19                  1,105,000
     1,000,000     A3*       Erie County IDA Environmental Improvement Revenue,
                                (International Paper Co. Project), Series A,
                                7.625% due 11/1/18(b)(c)                                        1,177,500
---------------------------------------------------------------------------------------------------------
                                                                                                4,517,500
---------------------------------------------------------------------------------------------------------
Life-Care -- 5.2%
                             Montgomery County IDA, Retirement Community Revenue:
     1,500,000     A-           Series A, 5.875% due 11/15/22                                   1,588,125
     1,000,000     A-           Series B, 5.625% due 11/15/12                                   1,053,750
---------------------------------------------------------------------------------------------------------
                                                                                                2,641,875
---------------------------------------------------------------------------------------------------------
Miscellaneous -- 8.4%
                             Dauphin County General Authority:
     1,000,000     NR           Hotel & Conference Center, Hyatt Regency,
                                  6.200% due 1/1/29                                               998,750
     1,000,000     NR           Office & Package, Riverfront Office, 6.000% due 1/1/25          1,007,500
     1,000,000     BBB       Puerto Rico Housing Bank & Finance Agency,
                                7.500% due 12/1/06                                              1,196,250
     1,000,000     AAA       York County Solid Waste & Refuse Authority, Waste
                                System Revenue, FGIC-Insured, 5.500% due 12/1/14                1,101,250
---------------------------------------------------------------------------------------------------------
                                                                                                4,303,750
---------------------------------------------------------------------------------------------------------
Pollution Control -- 3.2%
     1,000,000     AAA       Northhampton County IDA, Metropolitan Edison, Series A,
                                MBIA-Insured, 6.100% due 7/15/21                                1,097,500
       500,000     BBB-      Pennsylvania Economic Development Financing Authority,
                                Resource Recovery Revenue, (Colver Project), Series D,
                                7.150% due 12/1/18(c)                                             558,125
---------------------------------------------------------------------------------------------------------
                                                                                                1,655,625
---------------------------------------------------------------------------------------------------------
Pre-Refunded(d) -- 2.2%
       870,000     Aaa*      Philadelphia Hospital Revenue, (United Hospital Inc. Project),
                                (Call 7/1/05 @ 100), 10.875% due 7/1/08(b)                      1,121,212
---------------------------------------------------------------------------------------------------------
Solid Waste -- 2.2%
     1,000,000     A-        New Morgan IDA Solid Waste Disposal, Browning Ferris
                                Industries Inc., 6.500% due 4/1/19(c)                           1,095,000
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

       FACE
      AMOUNT       RATING                           SECURITY                                      VALUE
=========================================================================================================
Transportation -- 16.2%
    $1,200,000     AAA       Allegheny County Airport Revenue, Pittsburgh International
                                Airport, Series B, MBIA-Insured, 5.000% due 1/1/17            $ 1,215,000
     1,250,000     AAA       Delaware Valley Regional Financing Authority, Local
                                Government Revenue, AMBAC-Insured, Series A,
                                5.500% due 8/1/28                                               1,379,688
                             Pennsylvania State Turnpike Common Oil Franchise,
                                Tax Revenue Subsidiary, Series B:
     1,000,000     AAA          5.000% due 12/1/18                                              1,012,500
       500,000     AAA          4.750% due 12/1/27                                                490,000
     1,000,000     AAA       Philadelphia Authority For Industrial Development,
                                Airport Revenue, (Philadelphia Airport System Project),
                                Series A, 5.000% due 7/1/15                                     1,010,000
     1,825,000     A         Puerto Rico Commonwealth Highway & Transportation
                                Authority, 5.000% due 7/1/36                                    1,861,500
     1,200,000     BBB-      Puerto Rico Ports Authority Revenue, American Airlines,
                                Series A, 6.250% due 6/1/26(c)                                  1,321,500
---------------------------------------------------------------------------------------------------------
                                                                                                8,290,188
---------------------------------------------------------------------------------------------------------
Utilities -- 4.7%
       400,000     BBB       Guam Power Authority Revenue, Series A,
                                6.750% due 10/1/24                                                446,500
                             Puerto Rico Electric Power Authority, Power Revenue:
     1,000,000     AAA          Series EE, MBIA-Insured, 4.500% due 7/1/18                        965,000
     1,000,000     AAA          Series GG, FSA-Insured, 4.750% due 7/1/21                         985,000
---------------------------------------------------------------------------------------------------------
                                                                                                2,396,500
---------------------------------------------------------------------------------------------------------
Water and Sewer -- 2.3%
     1,000,000     AAA       Philadelphia Water & Wastewater Revenue, MBIA-Insured,
                                6.250% due 8/1/12                                               1,183,750
---------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost-- $47,567,717**)                                           $51,087,788
=========================================================================================================

(a) Bond is escrowed to maturity with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b)   Security segregated by Custodian for open purchase commitment.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Pre-refunded bond escrowed with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 20 and 21 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those that are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's") or those that are identified by a double dagger (++) are rated by Fitch IBCA, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB       -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds rated "Baa" are considered to be medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes in this class.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch    -- Ratings may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major rating categories.

BBB      -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

NR       -- Indicates that the bond is not rated by Standard & Poor's,
            Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

VMIG 1   -- Moody's highest rating for issues having a demand feature --
            VRDO.

VMIG 2   -- Moody's second highest rating for issues having a demand feature -- VRDO.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG     -- Association of Bay Area Governments
AIG      -- American International Guaranty
AMBAC    -- AMBAC Indemnity Corporation
BAN      -- Bond Anticipation Notes
BIG      -- Bond Investors Guaranty
CGIC     -- Capital Guaranty Insurance Company
CHFCLI   -- California Health Facility Construction Loan Insurance
CONNIE
 LEE     -- College Construction Loan Insurance Association
COP      -- Certificate of Participation
EDA      -- Economic Development Authority
ETM      -- Escrowed to Maturity
FGIC     -- Financial Guaranty Insurance Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage Corporation
FLAIRS   -- Floating Adjustable Interest Rate Securities
FNMA     -- Federal National Mortgage Association
FRTC     -- Floating Rate Trust Certificates
FSA      -- Financial Security Assurance
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National Mortgage Association
GO       -- General Obligation
HDC      -- Housing Development Corporation
HFA      -- Housing Finance Authority
IDA      -- Industrial Development Authority
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
INFLOS   -- Inverse Floaters
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance Corporation
MVRICS   -- Municipal Variable Rate Inverse Coupon Security
PCR      -- Pollution Control Revenue
RAN      -- Revenue Anticipation Notes
RIBS     -- Residual Interest Bonds
RITES    -- Residual Interest Tax-Exempt Securities
SYCC     -- Structured Yield Curve Certificate
TAN      -- Tax Anticipation Notes
TECP     -- Tax-Exempt Commercial Paper
TOB      -- Tender Option Bonds
TRAN     -- Tax and Revenue Anticipation Notes
VA       -- Veterans Administration
VRWE     -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)              September 30, 1998
--------------------------------------------------------------------------------

                                                                 Georgia     Pennsylvania
                                                                Portfolio      Portfolio
=========================================================================================
ASSETS:
    Investments, at value (Cost -- $41,282,965
      and $47,567,717, respectively)                           $44,514,519    $51,087,788
    Cash                                                             2,848             --
    Interest receivable                                            665,422        817,520
    Receivable for Fund shares sold                                 26,000        170,117
    Receivable for securities sold                                   5,000             --
-----------------------------------------------------------------------------------------
    Total Assets                                                45,213,789     52,075,425
-----------------------------------------------------------------------------------------
LIABILITIES:
    Management fees payable                                        104,052         26,531
    Distribution fees payable                                        5,223          6,236
    Payable to bank                                                     --        388,788
    Accrued expenses                                                24,000         31,805
-----------------------------------------------------------------------------------------
    Total Liabilities                                              133,275        453,360
-----------------------------------------------------------------------------------------
Total Net Assets                                               $45,080,514    $51,622,065
=========================================================================================
NET ASSETS:
    Par value of shares of beneficial interest                 $     3,271    $     3,734
    Capital paid in excess of par value                         41,593,543     47,412,330
    Undistributed (overdistributed) net
      investment income                                            (34,038)       111,832
    Accumulated net realized gain
      on security transactions                                     286,184        574,098
    Net unrealized appreciation of investments                   3,231,554      3,520,071
-----------------------------------------------------------------------------------------
Total Net Assets                                               $45,080,514    $51,622,065
=========================================================================================
Shares Outstanding:
    Class A                                                      1,945,668      1,457,851
    -------------------------------------------------------------------------------------
    Class B                                                        906,397      1,596,147
    -------------------------------------------------------------------------------------
    Class L                                                        419,297        679,890
    -------------------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption price)                             $     13.79    $     13.84
    -------------------------------------------------------------------------------------
    Class B *                                                  $     13.78    $     13.82
    -------------------------------------------------------------------------------------
    Class L **                                                 $     13.77    $     13.81
    -------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
    Class A (net asset value plus 4.17% of net asset value)    $     14.36    $     14.42
    -------------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value)    $     13.91    $     13.95
=========================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 4).

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1998

                                                  Georgia      Pennsylvania
                                                 Portfolio       Portfolio
===========================================================================
INVESTMENT INCOME:
    Interest                                   $  1,058,274    $  1,307,446
---------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 4)                         88,862         106,260
    Distribution fees (Note 4)                       72,554         110,407
    Shareholder and system servicing fees             7,583          10,000
    Audit and legal                                   4,739           5,000
    Shareholder communications                        3,655           2,000
    Registration fees                                 2,292           5,000
    Pricing service fees                              1,375           3,000
    Trustees' fees                                      911           1,000
    Custody                                             855             800
    Other                                             1,734           1,338
---------------------------------------------------------------------------
    Total Expenses                                  184,560         244,805
    Less: Management fee waiver (Note 4)            (23,319)        (79,729)
---------------------------------------------------------------------------
    Net Expenses                                    161,241         165,076
---------------------------------------------------------------------------
Net Investment Income                               897,033       1,142,370
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 5):
    Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                        13,120,860      12,500,020
      Cost of securities sold                    12,897,139      12,419,471
---------------------------------------------------------------------------
    Net Realized Gain                               223,721          80,549
---------------------------------------------------------------------------
    Change in Net Unrealized Appreciation
    of Investments:
      Beginning of period                         2,327,721       2,526,007
      End of period                               3,231,554       3,520,071
---------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation         903,833         994,064
---------------------------------------------------------------------------
Net Gain on Investments                           1,127,554       1,074,613
---------------------------------------------------------------------------
Increase in Net Assets From Operations         $  2,024,587    $  2,216,983
===========================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1998 (unaudited) and the Year Ended March 31, 1998

Georgia Portfolio                                      September 30        March 31
===================================================================================
OPERATIONS:
    Net investment income                              $    897,033    $  1,427,411
    Net realized gain                                       223,721         239,588
    Increase in net unrealized appreciation                 903,833       1,890,050
-----------------------------------------------------------------------------------
    Increase in Net Assets From Operations                2,024,587       3,557,049
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
    Net investment income                                  (928,932)     (1,426,979)
    Net realized gains                                           --        (176,258)
-----------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                        (928,932)     (1,603,237)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
    Net proceeds from sale of shares                      9,163,494      10,292,258
    Net asset value of shares issued
      for reinvestment of dividends                         612,152       1,042,371
    Cost of shares reacquired                            (1,645,386)     (2,503,707)
-----------------------------------------------------------------------------------
    Increase in Net Assets From
      Fund Share Transactions                             8,130,260       8,830,922
-----------------------------------------------------------------------------------
Increase in Net Assets                                    9,225,915      10,784,734

NET ASSETS:
    Beginning of period                                  35,854,599      25,069,865
-----------------------------------------------------------------------------------
    End of period*                                     $ 45,080,514    $ 35,854,599
===================================================================================
* Includes overdistributed net investment income of:   $    (34,038)   $     (2,139)
===================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1998 (unaudited) and the Year Ended March 31, 1998

Pennsylvania Portfolio                                 September 30        March 31
===================================================================================
OPERATIONS:
    Net investment income                              $  1,142,370    $  2,045,063
    Net realized gain                                        80,549         825,414
    Increase in net unrealized appreciation                 994,064       1,986,606
-----------------------------------------------------------------------------------
    Increase in Net Assets From Operations                2,216,983       4,857,083
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
    Net investment income                                (1,127,248)     (1,946,032)
    Net realized gains                                           --        (322,194)
-----------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                      (1,127,248)     (2,268,226)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
    Net proceeds from sale of shares                     12,697,471       8,372,759
    Net asset value of shares issued
      for reinvestment of dividends                         754,615       1,490,181
    Cost of shares reacquired                            (5,872,070)     (5,941,286)
-----------------------------------------------------------------------------------
    Increase in Net Assets From
      Fund Share Transactions                             7,580,016       3,921,654
-----------------------------------------------------------------------------------
Increase in Net Assets                                    8,669,751       6,510,511

NET ASSETS:
    Beginning of period                                  42,952,314      36,441,803
-----------------------------------------------------------------------------------
    End of period*                                     $ 51,622,065    $ 42,952,314
===================================================================================
* Includes undistributed net investment income of:     $    111,832    $     96,710
===================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Georgia and Pennsylvania Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and six other separate investment portfolios: Florida, New York, National, Limited Term, California Money Market and New York Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securi ties and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

2. Portfolio Concentration

Since the Georgia and Pennsylvania Portfolios invest primarily in obligations of issuers within Georgia and Pennsylvania, respectively, each Portfolio is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.

3. Exempt-Interest Dividends and Other Distributions

Each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Portfolios. The Portfolios pay MMC a management fee calculated at an annual rate of 0.45% of their respective average daily net assets. This fee is calculated daily and paid monthly. MMC waived a portion of its management fees for the Portfolios for the six months ended September 30, 1998.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), was the Fund's distributor. SSB (as well as certain other broker-dealers) continues to sell Fund shares to the public as a member of the selling group.

On June 12, 1998, the Fund's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

For the six months ended September 30, 1998, CDSC's paid to SSB and sales charges received by SSB were approximately:

                                        CDSC's                  Sales Charges
                                ---------------------       --------------------
Portfolio                       Class A       Class B       Class A      Class L
================================================================================
Georgia                              --       $ 6,000       $77,000       $7,000
--------------------------------------------------------------------------------
Pennsylvania                     $6,000        12,000        74,000        6,000
================================================================================

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. The Portfolios also pay a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the six months ended September 30, 1998, total Distribution Plan fees incurred were:

Portfolio                                Class A         Class B         Class L
================================================================================
Georgia                                  $17,121         $37,679         $17,754
--------------------------------------------------------------------------------
Pennsylvania                              13,563          67,015          29,829
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

5. Investments

During the six months ended September 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                     Georgia        Pennsylvania
                                                    Portfolio         Portfolio
================================================================================
Purchases                                          $19,125,223       $19,603,144
--------------------------------------------------------------------------------
Sales                                               13,120,860        12,500,020
================================================================================

At September 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     Georgia        Pennsylvania
                                                    Portfolio         Portfolio
================================================================================
Gross unrealized appreciation                       $3,231,554        $3,520,071
Gross unrealized depreciation                               --                --
--------------------------------------------------------------------------------
Net unrealized appreciation                         $3,231,554        $3,520,071
================================================================================


--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Shares of Beneficial Interest

At September 30, 1998, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At September 30, 1998, total paid-in capital amounted to the following for each class and their respective Portfolio:

Portfolio                           Class A           Class B           Class L
================================================================================
Georgia                           $24,805,074       $11,467,953       $5,323,787
--------------------------------------------------------------------------------
Pennsylvania                       18,444,938        20,308,198        8,662,928
================================================================================

Transactions in shares of each class were as follows:

                                  Six Months Ended             Year Ended
                                 September 30, 1998          March 31, 1998
                               ----------------------   -----------------------
Georgia Portfolio               Shares         Amount     Shares         Amount
===============================================================================
Class A
Shares sold                    480,297    $ 6,507,896    428,273    $ 5,703,527
Shares issued on reinvestment   27,419        370,556     44,976        594,980
Shares redeemed                (88,401)    (1,197,593)  (108,781)    (1,404,440)
--------------------------------------------------------------------------------
Net Increase                   419,315    $ 5,680,859    364,468    $ 4,894,067
================================================================================
Class B
Shares sold                    121,062    $ 1,628,951    244,140    $ 3,233,404
Shares issued on reinvestment   11,512        155,453     22,249        294,164
Shares redeemed                (24,015)      (324,406)   (58,133)      (759,900)
--------------------------------------------------------------------------------
Net Increase                   108,559    $ 1,459,998    208,256    $ 2,767,668
================================================================================
Class L*
Shares sold                     76,117    $ 1,026,647    101,894    $ 1,355,327
Shares issued on reinvestment    6,382         86,143     11,606        153,227
Shares redeemed                 (9,209)      (123,387)   (26,031)      (339,367)
--------------------------------------------------------------------------------
Net Increase                    73,290    $   989,403     87,469    $ 1,169,187
================================================================================
*     On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       29

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                   Six Months Ended            Year Ended
                                  September 30, 1998          March 31, 1998
                                 ---------------------   -----------------------
Pennsylvania Portfolio            Shares      Amount      Shares       Amount
================================================================================
Class A
Shares sold                      539,397   $ 7,372,412    192,029   $ 2,564,480
Shares issued on reinvestment     27,106       369,239     52,700       701,357
Shares redeemed                 (286,632)   (3,945,378)  (263,300)   (3,525,081)
--------------------------------------------------------------------------------
Net Increase (Decrease)          279,871   $ 3,796,273    (18,571)  $  (259,244)
================================================================================
Class B
Shares sold                      237,173   $ 3,220,014    265,068   $ 3,525,937
Shares issued on reinvestment     19,796       268,981     42,873       570,003
Shares redeemed                  (85,996)   (1,168,196)  (113,579)   (1,504,701)
--------------------------------------------------------------------------------
Net Increase                     170,973   $ 2,320,799    194,362   $ 2,591,239
================================================================================
Class L*
Shares sold                      155,149   $ 2,105,046    171,289   $ 2,282,342
Shares issued on reinvestment      8,567       116,395     16,451       218,821
Shares redeemed                  (55,815)     (758,497)   (69,192)     (911,504)
--------------------------------------------------------------------------------
Net Increase                     107,901   $ 1,462,944    118,548   $ 1,589,659
================================================================================
*     On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
30                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                                                   Class A Shares
                                      --------------------------------------------------------------------
Georgia Portfolio                       1998(1)          1998          1997         1996        1995(2)
==========================================================================================================
Net Asset Value, Beginning of Period  $    13.43      $    12.48    $    12.50    $   12.10    $   12.00
----------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                  0.32            0.67          0.69         0.70         0.62
  Net realized and unrealized gain          0.37            1.03          0.04         0.45         0.10*
----------------------------------------------------------------------------------------------------------
Total Income From Operations                0.69            1.70          0.73         1.15         0.72
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.33)          (0.67)        (0.67)       (0.70)       (0.62)
  Net realized gains                          --           (0.08)        (0.08)       (0.05)          --
----------------------------------------------------------------------------------------------------------
Total Distributions                        (0.33)          (0.75)        (0.75)       (0.75)       (0.62)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $    13.79      $    13.43    $    12.48    $   12.50    $   12.10
----------------------------------------------------------------------------------------------------------
Total Return                                5.21%++        13.85%         5.95%        9.67%        6.29%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $   26,820      $   20,502    $   14,495    $   9,744    $   8,520
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)(4)                            0.59%+          0.50%         0.48%        0.38%        0.28%+
  Net investment income                     4.76+           5.10          5.49         5.57         5.43+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       33%             36%           81%          63%          34%
==========================================================================================================

(1)   For the six months ended September 30, 1998 (unaudited).
(2)   For the period from April 4, 1994 (inception date) to March 31, 1995.
(3) The Manager has waived all or part of its fees for the six months ended September 30, 1998 and the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratios
              Net Investment Income              Without Fee Waivers and/or
               Per Share Decreases                Expense Reimbursements(4)
        ----------------------------------  ------------------------------------
        1998(1)  1998   1997   1996   1995  1998(1)  1998   1997   1996    1995
        ------  -----  -----  -----  -----  ------   -----  -----  -----  ------
Class A  $0.01  $0.04  $0.04  $0.11  $0.12  0.71%+   0.83%  0.90%  1.23%  1.20%+

(4) As a result of voluntary expense limitations, expense ratios will not exceed 0.80% for Class A shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       31

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                                                      Class B Shares
                                           ---------------------------------------------------------------------
Georgia Portfolio                            1998(1)          1998          1997          1996      1995(2)(3)
================================================================================================================
Net Asset Value, Beginning of Period       $    13.43      $    12.47    $    12.50    $   12.11    $   12.27
----------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                       0.29            0.61          0.62         0.64         0.49
  Net realized and unrealized gain (loss)        0.35            1.03          0.04         0.45        (0.16)*
----------------------------------------------------------------------------------------------------------------
Total Income From Operations                     0.64            1.64          0.66         1.09         0.33
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.29)          (0.60)        (0.61)       (0.65)       (0.49)
  Net realized gains                               --           (0.08)        (0.08)       (0.05)          --
----------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.29)          (0.68)        (0.69)       (0.70)       (0.49)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $    13.78      $    13.43    $    12.47    $   12.50    $   12.11
----------------------------------------------------------------------------------------------------------------
Total Return                                     4.87%++        13.39%         5.33%        9.08%        2.88%++
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $   12,488      $   10,712    $    7,354    $   5,461    $   2,551
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)(5)                                 1.11%+          1.02%         1.00%        0.92%        0.85%+
  Net investment income                          4.24+           4.58          4.97         5.20         5.37+
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            33%             36%           81%          63%          34%
================================================================================================================

(1)   For the six months ended September 30, 1998 (unaudited).
(2)   For the period from June 15, 1994 (inception date) to March 31, 1995.
(3) On November 7, 1994, the former Class E shares were renamed Class B shares.
(4) The Manager has waived all or part of its fees the six months ended September 30, 1998 and the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratios
               Net Investment Income              Without Fee Waivers and/or
                Per Share Decreases                Expense Reimbursements(5)
         ----------------------------------  -----------------------------------
         1998(1)  1998   1997   1996   1995  1998(1)  1998   1997   1996   1995
         ------  -----  -----  -----  -----  ------   -----  -----  ----- ------
Class B   $0.01  $0.04  $0.05  $0.10  $0.11  1.23%+   1.35%  1.42%  1.77% 1.82%+

(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.30% for Class B shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
32                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                                               Class L Shares(1)
                                      ------------------------------------------------------------------
Georgia Portfolio                      1998(2)          1998        1997          1996      1995(3)(4)
========================================================================================================
Net Asset Value, Beginning of Period  $   13.41      $   12.46    $   12.49    $   12.09    $   12.06
--------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(5)                 0.28           0.60         0.62         0.63         0.55
  Net realized and unrealized gain         0.37           1.02         0.03         0.46         0.04*
--------------------------------------------------------------------------------------------------------
Total Income From Operations               0.65           1.62         0.65         1.09         0.59
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.29)         (0.59)       (0.60)       (0.64)       (0.56)
  Net realized gains                         --          (0.08)       (0.08)       (0.05)          --
--------------------------------------------------------------------------------------------------------
Total Distributions                       (0.29)         (0.67)       (0.68)       (0.69)       (0.56)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $   13.77      $   13.41    $   12.46    $   12.49    $   12.09
--------------------------------------------------------------------------------------------------------
Total Return                               4.91%++       13.23%        5.28%        9.12%        5.11%++
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $   5,773      $   4,641    $   3,221    $   2,914    $   1,295
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(5)(6)                           1.15%+         1.06%        1.04%        0.97%        0.90%+
  Net investment income                    4.20+          4.54         4.93         5.18         5.22+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      33%            36%          81%          63%          34%
========================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2)   For the six months ended September 30, 1998 (unaudited).
(3)   For the period from April 14, 1994 (inception date) to March 31, 1995.
(4) On November 7, 1994, the former Class B shares were renamed Class C shares.
(5) The Manager has waived all or part of its fees for the six months ended September 30, 1998 and the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratios
                 Net Investment Income            Without Fee Waivers and/or
                  Per Share Decreases              Expense Reimbursements(6)
         ----------------------------------   ----------------------------------
         1998(1)  1998   1997   1996   1995   1998(1) 1998   1997   1996   1995
         ------  -----  -----  -----  -----   ------  -----  -----  ----- ------
Class L   $0.01  $0.04  $0.05  $0.10  $0.12   1.27%+  1.39%  1.46%  1.82% 1.85%+

(6) As a result of voluntary expense limitations, expense ratios will not exceed 1.35% for Class L shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       33

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                                                     Class A Shares
                                      -------------------------------------------------------------------------
Pennsylvania Portfolio                  1998(1)          1998          1997         1996(2)       1995(3)(4)
===============================================================================================================
Net Asset Value, Beginning of Period  $    13.54      $    12.66    $    12.62    $    12.40      $    12.00
---------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(5)                  0.34            0.73          0.71          0.70            0.67
  Net realized and unrealized gain          0.31            0.95          0.04          0.29            0.35*
---------------------------------------------------------------------------------------------------------------
Total Income From Operations                0.65            1.68          0.75          0.99            1.02
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.35)          (0.69)        (0.71)        (0.72)          (0.62)
  Net realized gains                          --           (0.11)           --         (0.05)             --
---------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.35)          (0.80)        (0.71)        (0.77)          (0.62)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $    13.84      $    13.54    $    12.66    $    12.62      $    12.40
---------------------------------------------------------------------------------------------------------------
Total Return                                4.83%++        13.52%         6.11%         8.08%           8.82%++
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $   20,180      $   15,955    $   15,152    $   11,847      $    7,974
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(5)(6)                            0.37%+          0.37%         0.37%         0.38%           0.29%+
  Net investment income                     5.16+           5.46          5.66          5.57            5.76+
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       27%             81%          122%           88%             38%
===============================================================================================================

(1)   For the six months ended September 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from April 4, 1994 (inception date) to March 31, 1995.
(4) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(5) The Manager has waived all or part of its fees for the six months ended September 30, 1998 and the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                        Expense Ratios
                Net Investment Income             Without Fee Waivers and/or
                 Per Share Decreases               Expense Reimbursements(6)
         ----------------------------------   ----------------------------------
         1998(1)  1998   1997   1996   1995   1998(1) 1998   1997   1996   1995
         ------  -----  -----  -----  -----   ------  -----  -----  ----- ------
Class A   $0.01  $0.05  $0.06  $0.07  $0.09   0.48%+  0.79%  0.82%  0.93% 1.03%+

(6) As a result of voluntary expense limitations, expense ratios will not exceed 0.80% for Class A shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
34                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                                                     Class B Shares
                                      -------------------------------------------------------------------------
Pennsylvania Portfolio                  1998(1)          1998          1997         1996(2)       1995(3)(4)
===============================================================================================================
Net Asset Value, Beginning of Period  $    13.52      $    12.64    $    12.61    $    12.39      $    12.35
---------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(5)                  0.31            0.65          0.65          0.64            0.51
  Net realized and unrealized gain          0.30            0.96          0.03          0.29            0.01*
---------------------------------------------------------------------------------------------------------------
Total Income From Operations                0.61            1.61          0.68          0.93            0.52
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.31)          (0.62)        (0.65)        (0.66)          (0.48)
  Net realized gains                          --           (0.11)           --         (0.05)             --
---------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.31)          (0.73)        (0.65)        (0.71)          (0.48)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $    13.82      $    13.52    $    12.64    $    12.61      $    12.39
---------------------------------------------------------------------------------------------------------------
Total Return                                4.57%++        12.97%         5.56%         7.61%           4.48%++
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $   22,053      $   19,268    $   15,559    $   13,131      $    4,850
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(5)(6)                            0.89%+          0.89%         0.88%         0.88%           0.82%+
  Net investment income                     4.65+           4.94          5.15          5.07            5.31+
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       27%             81%          122%           88%             38%
===============================================================================================================

(1)   For the six months ended September 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from June 20, 1994 (inception date) to March 31, 1995.
(4) On November 7, 1994, the former Class E shares were renamed Class B shares.
(5) The Manager has waived all or part of its fees for the six months ended September 30, 1998 and the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratios
                 Net Investment Income            Without Fee Waivers and/or
                  Per Share Decreases              Expense Reimbursements(6)
         ----------------------------------   ----------------------------------
         1998(1)  1998   1997   1996   1995   1998(1) 1998   1997   1996   1995
         ------  -----  -----  -----  -----   ------  -----  -----  ----- ------
Class B   $0.01  $0.05  $0.06  $0.07  $0.08   1.00%+  1.31%  1.33%  1.44% 1.58%+

(6) As a result of voluntary expense limitations, expense ratios will not exceed 1.30% for Class B shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       35

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                                              Class L Shares(1)
                                      --------------------------------------------------------------------
Pennsylvania Portfolio                 1998(2)          1998         1997       1996(3)       1995(4)(5)
==========================================================================================================
Net Asset Value, Beginning of Period  $   13.51      $   12.64    $   12.61    $   12.39      $   12.00
----------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(6)                 0.31           0.64         0.64         0.64           0.59
  Net realized and unrealized gain         0.30           0.96         0.04         0.29           0.36*
----------------------------------------------------------------------------------------------------------
Total Income From Operations               0.61           1.60         0.68         0.93           0.95
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.31)         (0.62)       (0.65)       (0.66)         (0.56)
  Net realized gains                         --          (0.11)          --        (0.05)            --
----------------------------------------------------------------------------------------------------------
Total Distributions                       (0.31)         (0.73)       (0.65)       (0.71)         (0.56)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $   13.81      $   13.51    $   12.64    $   12.61      $   12.39
----------------------------------------------------------------------------------------------------------
Total Return                               4.55%++       12.84%        5.51%        7.56%          8.14%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $   9,389      $   7,729    $   5,731    $   4,682      $   3,337
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(6)(7)                           0.94%+         0.94%        0.94%        0.94%          0.86%+
  Net investment income                    4.59+          4.89         5.09         5.00           5.04+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      27%            81%         122%          88%            38%
==========================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2)   For the six months ended September 30, 1998 (unaudited).
(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(4)   For the period from April 5, 1994 (inception date) to March 31, 1995.
(5) On November 7, 1994, the former Class B shares were renamed Class C shares.
(6) The Manager has waived all or part of its fees for the six months ended September 30, 1998 and the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                        Expense Ratios
                Net Investment Income              Without Fee Waivers and/or
                 Per Share Decreases                Expense Reimbursements(7)
         ----------------------------------  -----------------------------------
         1998(1)  1998   1997   1996   1995  1998(1) 1998   1997   1996    1995
         ------  -----  -----  -----  -----  ------  -----  -----  -----  ------
Class L   $0.01  $0.05  $0.06  $0.07  $0.09  1.06%+  1.36%  1.39%  1.49%  1.56%+

(7) As a result of voluntary expense limitations, expense ratios will not exceed 1.35% for Class L shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
36                                       1998 Semi-Annual Report to Shareholders

                                                            SALOMON SMITH BARNEY
                                                     A member of citigroup[LOGO]

Trustees

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus


Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Manager

Mutual Management Corp.


Distributor

CFBDS, Inc.


Custodian

PNC Bank, N.A.


Shareholder
Servicing Agent

First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Muni Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01563 11/98

[GRAPHIC]

Smith Barney Muni Funds

New York Money
Market Portfolio

New York Portfolio

------------------
SEMI-ANNUAL REPORT
------------------

September 30, 1998


[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(R)

Smith Barney
Muni Funds

                                               [PHOTO]           [PHOTO]
                                               HEATH B.          JOSEPH
                                               MCLENDON          BENEVENTO

                                               Chairman          Vice President

                                                                 [PHOTO]
                                                                 PETER M.
                                                                 COFFEY

                                                                 Vice President

DEAR SHAREHOLDER:

We are pleased to provide you with the semi-annual report for the Smith Barney Muni Funds - New York Money Market Portfolio and New York Portfolio ("Portfolios") for the period ended September 30, 1998. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined each Portfolio's investment strategy. A detailed summary of performance can be found in the appropriate sections that follow.

NEW YORK MONEY MARKET PORTFOLIO
The New York Money Market Portfolio seeks to provide investors with income exempt from federal income tax (other than the alternative minimum tax) and New York State and City personal income taxes by investing in a portfolio of high quality, short-term New York municipal obligations selected for liquidity and stability of principal.

As of September 30, 1998, the Portfolio's 7-day current yield was 3.12%. The Portfolio's 7-day effective yield, which reflects compounding, was 3.17%.

The Portfolio invests only in short-term securities that carry minimal credit risk. All of the Portfolio's holdings are rated within the top two short-term credit rating categories or are of comparable quality. During the reporting period, the Portfolio's average weighted maturity was approximately 51 days.

While the Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance this goal will be achieved. The U.S. government neither insures nor guarantees an investment in the New York Money Market Portfolio.

NEW YORK PORTFOLIO'S PERFORMANCE AND INVESTMENT STRATEGY
The New York Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes and from New York State and City personal income taxes as is consistent with prudent investing.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1

For the six months ended September 30, 1998, the Class A shares of the New York Portfolio generated a total return of 4.78% and outperformed its New York municipal bond fund peer group average total return of 4.49% for the same time period, according to Lipper Analytical Services, Inc. (Lipper is an independent fund-tracking organization.)

Based on its net asset value ("NAV") of $14.21 as of September 30, 1998 and the current monthly income dividend of $0.058 for Class A, this equates to an annualized distribution rate of 4.90%. For a New York resident in the combined federal and state income tax bracket of 43.22%, the New York Portfolio's tax-free yield of 4.90% is equivalent to a taxable yield of 8.63%. (This figure assumes a federal income tax bracket of 36.0%, which represents 10.0% of all U.S. federal taxpayers according to the Internal Revenue Service.) For performance information on the Portfolio's other share classes, please see pages 6 and 7.

We are pleased to report that the Fund has been given a four-star rating overall for its Class A and Class B shares from Morningstar, Inc.* as of September 30, 1998.

Given the present market conditions, we have continued to emphasize credit quality and call protection in the Portfolio. As of the close of the reporting period 91% of the Portfolio's bond holdings were rated "A" or better and average stated call protection was 8.8 years. The Portfolio's holdings were concentrated among the following industries: hospital bonds (14.7%), education bonds (11.9%), transportation bonds (11.4%), pre-refunded bonds (11.0%) and housing bonds (10.2%).

MARKET AND ECONOMIC OVERVIEW
Bond market performance was shaped primarily by surging demand for U.S. Treasury securities and a massive issuance of municipal bonds in the past six months. During the reporting period, municipal bond prices remained relatively flat with coupon interest providing most of the returns for municipal bonds.

----------

* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through September 30, 1998. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar, Inc. ratings are calculated from the Portfolio's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. For Class A shares, the Portfolio received 4 stars for the overall, 4 stars for the 3-year period, 4 stars for the 5-year period and 4 stars for the ten year period. For Class B shares, the Portfolio received 4 stars for the overall and 4 stars for the 3-year period. For Class L shares, the Portfolio received 3 stars overall, 4 stars for the 3-year period and 3 stars for the 5-year period. It was rated among 1,581 municipal bond funds for the 3-year period, 943 municipal bond funds for the 5-year period and 359 municipal bond funds for the ten-year period. The top 10% of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars 22.5% receive 2 stars and 10% receive 1 star.


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

Troubled financial markets abroad and a strengthening U.S. dollar further exacerbated an already dramatic flight of capital from foreign countries into U.S. markets. The U.S. Treasury bond, considered to be the global benchmark for credit quality, was the chief beneficiary of these capital inflows. The large flows of money into U.S. Treasury securities drove their prices upward and their yields lower. On September 30, 1998, the yield of the bellwether 30-year U.S. Treasury bond fell to 4.95%, the lowest level for long-term government debt since 1967. Since the close of the reporting period, long-term U.S. Treasury yields fell even further before drifting upward in recent days.

Up until July, many bond investors had been focused on any signs of the reappearance of inflation. However, developments in the Pacific Rim, such as Japan's failure to shore up its ailing banking system and Russia's unexpected devaluation of its currency, altered that view considerably. Moreover, a number of speculators who found themselves caught in highly unusual market conditions added to the growing uncertainty in U.S. capital markets.

In response to global tumult, the Federal Reserve Board ("Fed") signaled a shift in policy from vigilance against inflation toward concerns of global deflation by cutting short-term interest rates 0.25% at its September 1998 meeting. The rate cut was the first action by the Fed since March 1997.

After the close of the reporting period, the Fed took an extraordinary and unexpected action of cutting short-term interest rates again by another 0.25% on October 15, 1998. This latest action brings the federal-funds rate to 5.0% and the largely symbolic discount rate to 4.75%. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates. The discount rate is the interest rate the Federal Reserve charges its member banks for loans.)

Foreign investors, who do not benefit from the tax-exempt status of municipal bonds, have been large buyers of U.S. Treasury securities. As a result, yields for U.S. Treasury securities have declined further than those of municipal bonds. Municipal bond yields are currently yielding as much as 100% of equivalent maturity U.S. Treasury bonds. Municipal bonds are considered by many investors to be a good value when they yield about 85% of U.S. Treasury bonds. At their present levels, we believe that tax-exempt bonds can now provide a competitive income stream for risk-averse investors of almost any income tax bracket.

In contrast to the diminishing U.S. Treasury security supply, municipal bond issuance continued at record levels. New issue volume reached its peak in 1993 when $293 billion in new municipal bonds were sold. So far this year, municipal bond volume is on pace to exceed $300 billion. This disparity in supply and


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3
demand between U.S. Treasury bonds and municipal bonds is a primary reason for municipal bond underperformance relative to U.S. Treasurys.

NEW YORK ECONOMIC HIGHLIGHTS
Economic recovery continued in New York State, driven mostly by a booming downstate economy. Employment in New York City grew at its fastest pace in decades accompanied by real gains in wages. The service sector, especially financial services and tourism industries, continues to fuel the economic expansion in New York. In addition, the tremendous success of Wall Street in recent years has helped revive a previously floundering real estate market and has also led to higher spending in the adjacent suburbs. As a result of the increased economic activity, New York City generated a record budget surplus of $2.1 billion in fiscal year 1998.

Nonetheless, the Empire State may soon be feeling the effects of the spreading global deflationary pressures. A number of prominent Wall Street firms have already reported diminished earnings and downsizing as a direct result of the recent market turmoil. Although we expect New York City to experience declining revenues, it should not result in budget shortfalls as in previous market downturns because New York City officials have already begun to lower its financial forecasts. Because Wall Street is such a significant contributor to New York City's financial health, as well as New York State, its near-term prospects will be closely tied to the resolution of current market unrest. However, we continue to be optimistic about New York's long-term financial future.

OUTLOOK
We believe that municipal bonds represent excellent values under the current market conditions. With the stock market's recent volatility, many investors may be looking to reallocate their existing portfolios. In our opinion, this may be a timely opportunity for many of these investors to consider further diversifying their portfolios with municipal bonds.

We anticipate that economic conditions should remain supportive for the municipal bond market over the near term. The U.S. economy remains sound despite the widely reported economic distress of many other countries. Although U.S. economic growth will likely slow over the coming months, we expect the economy to expand modestly. Moreover, the Fed should continue to gradually lower short-term interest rates and that in turn should help correct some of the imbalances that exist in the overall bond market today.

On a more somber note, we report with much sadness the passing of Emeritus Trustee C. Richard Youngdahl. Dick made many valuable contributions to the Board and the Fund during his tenure and he will be missed.


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

In closing, thank you for investing in the Smith Barney Muni Funds - New York Money Market Portfolio and New York Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                   /s/ Joseph Benevento

Heath B. McLendon                       Joseph Benevento
Chairman                                Vice President
                                        New York Money Market Portfolio

/s/ Peter M. Coffey

Peter M. Coffey
Vice President
New York Portfolio

October 16, 1998


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

--------------------------------------------------------------------------------
                               New York Portfolio
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                    Net Asset Value
                 ---------------------
                 Beginning      End       Income     Capital Gain      Total
Period Ended     of Period   of Period   Dividends   Distributions   Returns(1)
================================================================================
9/30/98           $13.91      $14.21        $0.35        $0.00         4.78%+
--------------------------------------------------------------------------------
3/31/98            13.16       13.91         0.73         0.05        11.83
--------------------------------------------------------------------------------
3/31/97            13.19       13.16         0.74         0.00         5.48
--------------------------------------------------------------------------------
3/31/96            12.83       13.19         0.74         0.00         8.71
--------------------------------------------------------------------------------
3/31/95            12.83       12.83         0.77         0.00         6.32
--------------------------------------------------------------------------------
3/31/94            13.25       12.83         0.79         0.00         2.66
--------------------------------------------------------------------------------
3/31/93            12.33       13.25         0.81         0.00        14.48
--------------------------------------------------------------------------------
3/31/92            11.80       12.33         0.81         0.00        11.98
--------------------------------------------------------------------------------
3/31/91            11.67       11.80         0.85         0.00         8.74
--------------------------------------------------------------------------------
3/31/90            11.48       11.67         0.87         0.00         9.28
--------------------------------------------------------------------------------
3/31/89            11.25       11.48         0.86         0.00        10.03
================================================================================
Total                                       $8.32        $0.05
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                          ---------------------
                          Beginning      End       Income     Capital Gain      Total
Period Ended              of Period   of Period   Dividends   Distributions   Returns(1)
========================================================================================
9/30/98                    $13.89      $14.20       $0.32       $0.00        4.57%+
----------------------------------------------------------------------------------------
3/31/98                     13.15       13.89        0.66        0.05       11.19
----------------------------------------------------------------------------------------
3/31/97                     13.18       13.15        0.67        0.00        4.96
----------------------------------------------------------------------------------------
3/31/96                     12.84       13.18        0.68        0.00        8.05
----------------------------------------------------------------------------------------
Inception* - 3/31/95        11.96       12.84        0.29        0.00        9.92+
========================================================================================
Total                                               $2.62       $0.05
========================================================================================


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                               New York Portfolio
--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                             Net Asset Value
                          ---------------------
                          Beginning      End       Income     Capital Gain      Total
Period Ended              of Period   of Period   Dividends   Distributions   Returns(1)
========================================================================================
9/30/98                    $13.88      $14.18       $0.31       $0.00        4.45%+
----------------------------------------------------------------------------------------
3/31/98                     13.14       13.88        0.65        0.05       11.13
----------------------------------------------------------------------------------------
3/31/97                     13.17       13.14        0.67        0.00        4.91
----------------------------------------------------------------------------------------
3/31/96                     12.83       13.17        0.68        0.00        8.07
----------------------------------------------------------------------------------------
3/31/95                     12.82       12.83        0.68        0.00        5.66
----------------------------------------------------------------------------------------
3/31/94                     13.24       12.82        0.70        0.00        1.96
----------------------------------------------------------------------------------------
Inception* - 3/31/93        12.84       13.24        0.12        0.00        4.04+
========================================================================================
Total                                               $3.81       $0.05
========================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                              Without Sales Charges(1)
                                    --------------------------------------------
                                    Class A          Class B          Class L(2)
================================================================================
Six Months Ended 9/30/98+             4.78%             4.57%           4.45%
--------------------------------------------------------------------------------
Year Ended 9/30/98                    9.26              8.69            8.60
--------------------------------------------------------------------------------
Five Years Ended 9/30/98              6.51               N/A            5.86
--------------------------------------------------------------------------------
Ten Years Ended 9/30/98               8.72               N/A             N/A
--------------------------------------------------------------------------------
Inception* through 9/30/98            7.78              9.99            7.02
================================================================================

                                              With Sales Charges(3)
                                    --------------------------------------------
                                    Class A          Class B          Class L(2)
================================================================================
Six Months Ended 9/30/98+             0.58%            0.07%            2.41%
--------------------------------------------------------------------------------
Year Ended 9/30/98                    4.91             4.19             6.50
--------------------------------------------------------------------------------
Five Years Ended 9/30/98              5.65              N/A             5.65
--------------------------------------------------------------------------------
Ten Years Ended 9/30/98               8.28              N/A              N/A
--------------------------------------------------------------------------------
Inception* through 9/30/98            7.41             9.60             6.83
================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

--------------------------------------------------------------------------------
                               New York Portfolio
--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                Without Sales Charges(1)
================================================================================
Class A (9/30/88 through 9/30/98)                       130.76%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/98)                     44.95
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/98)(2)                  47.49
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are January 16, 1987, November 11, 1994 and January 8, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                           the New York Portfolio vs.
                    Lehman Brothers Municipal Long Bond Index
                    and Lehman Brothers Municipal Bond Index+

--------------------------------------------------------------------------------
                        September 1988 -- September 1998

                                 [LINE GRAPH]

          New York         Lehman Brothers               Lehman Brothers
          Portfolio    Municipal Long Bond Index       Municipal Bond Index
9/88       9,600                10,000                        10,000
3/89       9,903                10,397                        10,254
3/90      10,791                11,551                        11,336
3/91      11,700                12,643                        12,381
3/92      13,065                14,082                        13,618
3/93      14,919                16,144                        15,322
3/94      15,280                16,328                        15,678
3/95      16,222                17,743                        16,844
3/96      17,636                19,373                        18,256
3/97      18,602                20,594                        19,250
3/98      20,802                23,184                        21,312
9/98      21,796                24,429                        22,301

+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1988, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994 and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 1998. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* It is the opinion of management that the Lehman Brothers Municipal Bond Index is a more appropriate broad-based benchmark for the market in which the New York Portfolio invests, rather than the Lehman Brothers Municipal Long Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Municipal Long Bond Index. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to any management and trading expenses of a mutual fund.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                          September 30, 1998
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                         VALUE
================================================================================

                       Albany IDA IDR, 540 Broadway Project:
$ 1,255,000   A-1        Series B-2 4.200% due 12/1/98(a)(c)         $ 1,255,000
  1,250,000   A-1        Series B-3 4.250% due 12/1/98(a)(c)           1,250,000
  3,600,000   NR++     Chautauqua County IDA (Red Wing Co. Inc.
                         Project) 3.900%(b)                            3,600,000
  4,950,000   A-1      Columbia County IDA (Rural Manufacturing
                         Project) Series A 3.700%(a)(b)                4,950,000
  5,000,000   MIG 1*   Deer Park UFSD TAN 1998 4.000% due 6/25/99      5,014,138
  5,000,000   A-1+     Dutchess County IDA (Marist College) 1998
                         Series A 3.850%(b)                            5,000,000
  8,600,000   MIG 1*   East Meadow UFSD TAN 4.000% due 6/28/99         8,624,558
 10,000,000   NR+      Eastern Suffolk BOCES RAN 4.000% due
                         6/23/99                                      10,016,045
                       Erie County IDA:
                         Colad Group:
  2,160,000   A-1          Series A 3.700%(a)(b)                       2,160,000
  2,229,000   A-1          Series B 3.700%(a)(b)                       2,229,000
  3,660,000   P-1*       Rosina Food Products, Inc. 3.700%(a)(b)       3,660,000
  2,240,000   A-1      Fulton County IDR (Fiber Conversion Inc.
                         Project) 3.700%(a)(b)                         2,240,000
  1,630,000   A-1      Hudson County (Emsig Manufacturing Corp.)
                         Series 98 3.800%(a)(b)                        1,630,000
                       Jefferson County IDA IDR:
  1,160,000   A-1        The Climax Manufacturing Co. Project
                           3.700%(a)(b)                                1,160,000
  2,300,000   A-1        Fisher Gauge 3.700%(a)(b)                     2,300,000
  1,170,000   A-1      Lewis County IDA IDR (The Climax
                         Manufacturing Co. Project) 3.700%(a)(b)       1,170,000
                       Long Island Power Authority:
 32,900,000   A-1+       Series 1 1998 3.350%(b)                      32,900,000
 15,100,000   A-1+       Series 2 3.500%(b)                           15,100,000
 12,000,000   A-1+       Series 3 TECP 3.400% due 10/20/98            12,000,000
 13,000,000   A-1+       Series 3 TECP 3.700% due 11/20/98            13,000,000
  4,300,000   A-1+       Series 3 TECP 3.500% due 12/7/98              4,300,000
  1,400,000   A-1+       Series 5 4.000%(b)                            1,400,000
 10,000,000   VMIG 1*    Series 1998-10 FSA-Insured PART 4.170%(b)    10,000,000
  8,500,000   NR+      Madison County BOCES RAN 4.000% due 6/25/99     8,527,266
                       Monroe County IDA IDR:
  4,565,000   A-1        Granite Building 3.600%(b)                    4,565,000
  6,200,000   A-1        Jada Precision Plastic 3.700%(a)(b)           6,200,000
                       Municipal Assistance Corp.:
 10,800,000   A-1+       Series F AMBAC-Insured 3.900%(b)             10,800,000
  5,000,000   A-1+       Series L 5.000% due 7/1/99                    5,047,936
                       Nassau County:
 34,655,000   SP-1       BAN Series C 4.250% due 5/18/99              34,787,662
 13,419,000   NR+        Hempstead BAN Series D 4.000% due 10/15/98   13,419,991
  6,350,000   A-1+       Hempstead IDA IDR Nassau Energy 3.350%(b)     6,350,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                       VALUE
================================================================================

$17,000,000   NR+        Hempstead UFSD TAN Series 99 4.000%
                           due 6/30/99                               $17,036,586
                       New York City GO:
  1,400,000   A-1+       Series 92D FGIC-Insured 3.250%(b)             1,400,000
  4,200,000   A-1+       Series 92D FGIC-Insured 3.450%(b)             4,200,000
  4,500,000   A-1+       Series 92D FGIC-Insured 3.500%(b)             4,500,000
 16,100,000   A-1+       Series 94 B-8 3.350%(b)                      16,100,000
  1,600,000   A-1+       Series 94E 4.100%(b)                          1,600,000
  2,200,000   A-1+       Series 95 F-2 3.300%(b)                       2,200,000
  8,400,000   A-1+       Series 95 F-6 3.300%(b)                       8,400,000
  7,050,000   A-1+       Series A-4 3.800%(b)                          7,050,000
  3,525,000   A-1+       Series B FGIC-Insured 4.250%(b)               3,525,000
  6,400,000   A-1+       Series B-6 MBIA-Insured 3.950%(b)             6,400,000
  4,000,000   A-1+       Series F-3 3.300%(b)                          4,000,000
  1,100,000   A-1+       Sub-Series 94 B-5 MBIA-Insured 3.950%(b)      1,100,000
  2,200,000   A-1+       Sub-Series 94 B-10 3.250%(b)                  2,200,000
 16,100,000   A-1+       Sub-Series 95 F-4 3.300%(b)                  16,100,000
  1,300,000   A-1+       Sub-Series 96 J-3 TECP 3.550% due 12/10/98    1,300,000
  4,300,000   A-1+       Sub-Series A-7 4.100%(b)                      4,300,000
  4,150,000   A-1+       Sub-Series B-2 4.250%(b)                      4,150,000
  5,000,000   A-1        Sub-Series E AMBAC-Insured PART
                           3.800% due 10/2/98(c)                       5,000,000
  2,500,000   A-1+       Sub-Series E-2 4.100%(b)                      2,500,000
                       New York City HDC Multi-Family Housing:
                         400 West 59th Street:
  8,300,000   A-1+         Series A-1 3.350%(a)(b)                     8,300,000
  6,700,000   A-1+         Series A-2 3.350%(a)(b)                     6,700,000
 13,570,000   A-1+       Columbus Apartments Series A 3.350%(b)       13,570,000
 10,400,000   A-1        York Avenue Project 3.900%(a)(b)             10,400,000
                       New York City Health & Hospital Revenue:
  4,500,000   A-1+       Series A 3.350%(b)                            4,500,000
  2,500,000   A-1+       Series C 3.350%(b)                            2,500,000
                       New York City IDA:
 19,000,000   A-1        Air Express International Corp.
                           Project 3.700%(a)(b)                       19,000,000
  3,126,000   VMIG 1*    Berkeley Carroll School Project 3.700%(b)     3,126,000
 10,000,000   A-1+       Children's Oncology Society 3.250%(b)        10,000,000
  2,050,000   A-1        Columbia Grammar School Project 3.550%(b)     2,050,000
  3,900,000   A-1+       Guggenheim Foundation 4.100%(b)               3,900,000
 12,000,000   A-1+       USA Waste Services 3.850%(a)(b)              12,000,000
  7,820,000   A-1+     New York City Metro Transportation
                         Authority
                         PART AMBAC-Insured 4.140%(b)                  7,820,000
                       New York City Municipal Water & Finance
                         Authority:
  9,015,000   A-1        PART FGIC-Insured 3.800% due 11/4/98(c)       9,015,000
 12,805,000   VMIG 1*      Series 2 PART 3.810%(b)                    12,805,000
 20,000,000   A-1+         Series 4 TECP 3.600% due 11/5/98           20,000,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                       VALUE
================================================================================

$18,700,000   A-1+       Series 5 TECP 3.600% due 10/20/98           $18,700,000
  8,400,000   A-1+       Series 5A TECP 3.600% due 10/13/98            8,400,000
  4,685,000   A-1+       Series 94B PART MBIA-Insured 3.600%(b)        4,685,000
  2,600,000   A-1+       Series A FGIC-Insured 4.150%(b)               2,600,000
  3,640,000   AAA        Series A FGIC-Insured (Pre-Refunded--
                           Escrowed with U.S. government
                           securities to 6/15/99 Call @ 101.50
                           6.750% due 6/15/14)                         3,762,888
  9,700,000   A-1+       Series G FGIC-Insured 4.000%(b)               9,700,000
                       New York City Transitional Finance Authority:
 20,000,000   A-1+       Series 98B PART 4.140%(b)                    20,000,000
  6,500,000   VMIG 1*    Series C 3.950%(b)                            6,500,000
                       New York State Dormitory Authority:
  8,625,000   A-1+       Colgate University PART FGIC-Insured
                           3.600%(b)                                   8,625,000
                         Memorial Sloan Kettering TECP:
  1,000,000   A-1          Series 89B 3.350% due 12/9/98               1,000,000
 11,525,000   A-1          Series 89C 3.350% due 12/9/98              11,525,000
  7,235,000   A-1+       Mental Health Services PART FSA-Insured
                           4.140%(b)                                   7,235,000
  2,000,000   A-1+       PART FGIC-Insured 3.650%(b)                   2,000,000
  6,245,000   A-1+       United Health Services PART AMBAC-Insured
                           3.900% due 10/1/98(c)                       6,245,000
                       New York State Energy Research & Development
                         Authority Gas Facilities:
                           Brooklyn Union Gas MBIA-Insured:
  4,400,000   A-1+           3.300%(b)                                 4,400,000
 14,320,000   A-1+           3.400%(b)                                14,320,000
                           Long Island Lighting Co.:
 14,000,000   VMIG 1*        Series A 3.350%(a)(b)                    14,000,000
 10,500,000   VMIG 1*        Series A 3.450%(a)(b)                    10,500,000
                           Niagara Mohawk:
  1,100,000   A-1+           PCR 4.150%(a)(b)                          1,100,000
  5,900,000   P-1*           Series 87A 4.100%(b)                      5,900,000
  3,300,000   A-1+           Series A 4.100%(b)                        3,300,000
  1,800,000   A-1+           Series B PCR 4.150%(a)(b)                 1,800,000
                           Rochester Gas & Electric:
 14,700,000   A-1+           Series 97A MBIA-Insured 3.350%(a)(b)     14,700,000
 18,000,000   A-1+           Series B MBIA-Insured 3.350%(b)          18,000,000
                       New York State Environmental Quality
                         Series TECP:
 22,100,000   A-1+       General Electric 3.750% due 10/6/98(a)       22,100,000
 10,000,000   A-1+       Series 98A 3.550% due 10/7/98                10,000,000
 10,000,000   A-1+       Series 98A 3.550% due 10/8/98                10,000,000
 21,000,000   VMIG 1*  New York State GO PART AMBAC-Insured
                         4.000%(b)                                    21,000,000
                       New York State Housing Finance Authority:
 24,500,000   A-1        250 West 50th Street 3.450%(a)(b)            24,500,000
  6,600,000   A-1+       Normandie Court Project Series 91A
                           3.300%(b)                                   6,600,000
 20,000,000   VMIG 1*    Saxony Housing Series 97A 3.350%(a)(b)       20,000,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                       VALUE
================================================================================

                       New York State Job Development Authority:
$ 2,900,000   VMIG 1*    Series A-1 to A-21 4.100%(b)                $ 2,900,000
  1,900,000   VMIG 1*    Series A-1 to A-25 4.100%(a)(b)               1,900,000
  2,000,000   VMIG 1*    Series B 4.100%(a)(b)                         2,000,000
                       New York State Local Government
                         Assistance Corp.:
  3,000,000   A-1+       PART AMBAC-Insured 3.850%(b)                  3,000,000
  5,880,000   A-1+       Series 93A 3.250%(b)                          5,880,000
 28,685,000   A-1+       Series 95B 3.350%(b)                         28,685,000
 16,020,000   A-1+       Series 95C 3.250%(b)                         16,020,000
 19,500,000   A-1+       Series 95C 3.350%(b)                         19,500,000
 14,100,000   A-1+       Series 95E 3.250%(b)                         14,100,000
                       New York State Medical Care Facility
                         Finance Agency:
  7,700,000   VMIG 1*    Lenox Hill Hospital 3.300%(b)                 7,700,000
 12,125,000   VMIG 1*    St. Lukes PART FHA-Insured 4.100%(b)         12,125,000
                       New York State Mortgage Agency Revenue PART:
  4,560,000   VMIG 1*    Series 11 4.150%(a)(b)                        4,560,000
 13,100,000   VMIG 1*    Series 38 4.150%(a)(b)                       13,100,000
  5,285,000   VMIG 1*    Series KK 3.400% due 4/8/99(a)(c)             5,285,000
 23,600,000   A-1      New York State Power Authority General
                         TECP Series 2 3.400% due 12/1/98             23,600,000
 23,095,000   A-1+     New York State Thruway PART Series
                         1997 3.600%(b)                               23,095,000
 14,595,000   A-1      New York State UDC 93A PART FSA-Insured
                         3.900% due 10/14/98(c)                       14,595,000
  8,000,000   A-1+     Niagara County IDA (American Re-Fuel Co.)
                         3.500%(a)(b)                                  8,000,000
  3,760,000   NR+      North Tonawanda BAN 4.000% due 6/24/99          3,768,710
                       Onadaga County IDA:
                         Southern Container:
  4,500,000   NR++         Series A 3.600%(a)(b)                       4,500,000
  1,725,000   NR++         Series B 3.950%(a)(b)                       1,725,000
  3,125,000   A-1        Syracuse Research Corp. 3.900%(b)             3,125,000
  3,000,000   A-1      Oneida County IDR (Harden Furniture)
                         3.700%(a)(b)                                  3,000,000
 10,000,000   NR+      Oyster Bay BAN 4.000% due 2/25/99              10,020,233
 10,000,000   MIG 1    Patchogue-Medford UFSD TAN 4.000%
                         due 6/29/99                                  10,028,783
  7,745,000   A-1+     Port Authority NY/NJ PART 3.700%
                         due 6/10/99(c)                                7,745,000
  4,100,000   A-1+     Puerto Rico GDB MBIA-Insured 3.125%(b)          4,100,000
  6,000,000   NR+      Puerto Rico Industrial Medical PCR
                         (Abbott Laboratory) Series 1983 3.550%
                         due 3/1/99(c)                                 6,000,000
 18,330,000   A-1      Puerto Rico Public Finance Corp.
                         PART AMBAC-Insured 4.070%(b)                 18,330,000
  1,100,000   NR++     Rensselaer County IDA IDR (Millers
                         Supermarket Inc. Project) 3.750% due
                         3/1/99(a)(c)                                  1,100,000
 13,000,000   NR+      Rochester BAN Series 1998 I 4.000% due
                         3/9/99                                       13,023,510
  6,215,000   NR++     Rochester Series A AMBAC-Insured 4.625%
                         due 8/15/99                                   6,267,653

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                       VALUE
================================================================================

$ 1,000,000   A-1      Rotterdam IDA IDR Rotterdam Park
                         3.600%(b)                                $    1,000,000
                       Schenectady County IDA IDR:
  6,325,000   A-1        Feuz Holding Co. Series 98A 3.700%(a)(b)      6,325,000
  1,800,000   A-1        Scotia Industrial Park Project Series
                           94A 3.700%(b)                               1,800,000
  7,000,000   A-1      Seneca County IDA (Chiropractic College)
                         3.550%(b)                                     7,000,000
                       Suffolk County:
  3,000,000   MIG 1*     Brentwood UFSD TAN 4.000% due 6/30/99         3,008,091
 12,000,000   MIG 1*     Half Hollow Hills CSD TAN 4.000% due
                           6/25/99                                    12,034,687
  5,600,000   A-1+     Suffolk County IDR (JBC Reality/Wilbar
                         International) 3.700%(b)                      5,600,000
 20,000,000   SP-1+    Suffolk County TAN 1998 Series 2 4.000%
                         due 9/9/99                                   20,118,091
                       Syracuse:
 20,000,000   SP-1       BAN Series B 4.000% due 12/18/98             20,007,371
 11,304,000   SP-1       BAN Series C 4.250% due 12/18/98             11,312,082
  3,600,000   A-1+       University of Syracuse 4.100%(b)              3,600,000
                       Triborough Bridge & Tunnel Authority:
  3,000,000   Aa3*       Series A 4.250% due 1/1/99                    3,005,520
  8,525,000   AAA        Series P (Pre-Refunded--Escrowed with
                         U.S. government securities to 1/1/99
                         Call @ 101.50 6.500% due 1/1/15)              8,714,432
  2,650,000   A-1+     United Nations Development Corp.
                         PART 4.170%(b)                                2,650,000
--------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $1,211,556,233**)                 $1,211,556,233
================================================================================

(a) Income from this issue is considered a preference item for the purposes of calculating the alternative minimum tax.
(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(c)   Variable rate obligation payable at par on demand on the date indicated.
++ Security has not been rated by either Moody's Investors Service or Standard & Poor's Ratings Services. However, the Board of Trustees has determined the security to be considered a first tier quality issue due to enhancement features such as insurance or irrevocable letters of credit.
+ Security has not been rated by either Moody's Investors Service or Standard & Poor's Ratings Services. However, the Board of Trustees has determined that the security presents minimal credit risk.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 25 through 27 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                       VALUE
================================================================================

Education -- 11.9%
                       New York State Dormitory Authority Revenue Bonds:
                         City University Systems:
$ 7,750,000   BBB+         Series 2, 5.000% due 7/1/28              $  7,653,125
                           Series A:
  5,825,000   BBB+           5.625% due 7/1/16                         6,422,063
  5,000,000   AAA            FGIC-Insured, 5.000% due 7/1/16           5,081,250
  7,000,000   BBB+         Series B, 6.000% due 7/1/14                 8,058,750
  2,500,000   BBB+         Series C, 7.500% due 7/1/10(a)              3,103,125
  2,000,000   AAA        Columbia University, 5.000% due 7/1/18        2,030,000
                         Cornell University, Series A:
  2,000,000   AA           7.375% due 7/1/20                           2,162,500
  1,000,000   AA           7.375% due 7/1/30                           1,081,250
    200,000   Baa1*      Department of Health, State of New
                           York Issue, 7.250% due 7/1/02                 215,000
  2,700,000   AA         Manhattan College, Asset Guaranty,
                           6.500% due 7/1/19                           2,963,250
                         New York Medical College:
  1,050,000   AAA          7.250% due 10/1/03                          1,066,265
    220,000   AA           Asset Guaranty, 6.700% due 7/1/01             236,775
  2,000,000   AAA        Rockefeller University, 4.750% due
                           7/1/37                                      1,957,500
  3,400,000   AAA        St. Johns University, MBIA-Insured,
                           5.250% due 7/1/18                           3,548,750
  3,575,000   Aaa*       State University Athletic Facility,
                           MBIA-Insured, 4.500% due 7/1/21             3,387,313
                         State University Educational Facility:
                           Series A:
 12,110,000   A-             5.875% due 5/15/17                       13,623,750
  6,450,000   AAA            MBIA-Insured, 4.750% due 5/15/25          6,296,813
                           Series B:
  1,000,000   A-             7.500% due 5/15/11                        1,245,000
  7,000,000   A-             5.000% due 5/15/18                        7,008,750
  5,000,000   AAA            FGIC-Insured, 5.250% due 5/15/19          5,387,500
  7,370,000   A+         University of Rochester, Series A,
                           6.500% due 7/1/19                           8,245,187
    285,000   BBB+       Upstate Community College, Series B,
                           7.100% due 7/1/01                             309,225
--------------------------------------------------------------------------------
                                                                      91,083,141
--------------------------------------------------------------------------------
Escrowed to Maturity(b) -- 0.9%

  1,495,000   AAA      Commonwealth of Puerto Rico, Aquaduct
                         & Sewer Authority Revenue Bonds,
                         10.250% due 7/1/09                            2,070,575
  3,150,000   AAA      New York City GO, AMBAC-Insured, Series I,
                         7.250% due 8/15/14                            3,284,537
  1,470,000   AAA      New York State Power Authority Revenue
                         & General Purpose, 9.500% due 1/1/01          1,550,850
--------------------------------------------------------------------------------
                                                                       6,905,962
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                       VALUE
================================================================================

Finance -- 8.1%

                       New York City Transitional Finance
                         Authority Revenue, Future Tax:
                           Series B:
$10,000,000   AA             4.750% due 11/15/23                    $  9,725,000
 10,000,000   AA             4.500% due 11/15/27                       9,325,000
 11,000,000   AA           Series C, 4.750% due 5/1/23                10,697,500
                       New York State Local Government
                         Assistance Corp.:
                           Series B, MBIA-Insured:
  8,000,000   AAA            5.000% due 4/1/18                         8,080,000
 10,000,000   AAA            4.875% due 4/1/20                         9,925,000
  5,000,000   AAA            5.000% due 4/1/21                         5,018,750
  6,450,000   A+           Series C, 5.500% due 4/1/17                 7,119,187
                       New York State Municipal Bond Bank Agency,
                         Special Revenue Program:
  1,000,000   BBB+         City of Buffalo, 6.875% due 3/15/06         1,087,500
  1,500,000   AAA          City of Rochester, 6.750% due 3/15/11       1,651,875
--------------------------------------------------------------------------------
                                                                      62,629,812
--------------------------------------------------------------------------------
General Obligation -- 6.8%
                       Green Island GO:
    100,000   Baa*       9.375% due 11/1/01                              113,875
    125,000   Baa*       9.375% due 11/1/02                              146,875
                       New York City Refunding Bonds, GO:
    275,000   A-         Series A, 7.750% due 8/15/16                    305,938
                         Series C:
  5,000,000   A-           6.660% due 8/1/09                           5,312,500
  5,875,000   A-           5.000% due 8/15/14                          5,948,437
  6,000,000   A-         Series F, 5.000% due 8/1/23                   5,947,500
                         Series H:
    220,000   A-           7.000% due 2/1/21                             241,725
 10,000,000   A-           6.125% due 8/1/25                          11,000,000
    115,000   AAA        Series I, 7.250% due 8/15/14                    120,032
  6,625,000   A-         Series J, 5.000% due 8/1/23                   6,567,031
                       New York State GO:
  1,000,000   A          12.000% due 11/15/03(a)                       1,371,250
  2,750,000   A          9.875% due 11/15/05(a)                        3,736,562
  1,500,000   Aaa*     North Hempstead GO, Series B,
                         FGIC-Insured, 4.750% due 3/1/18               1,490,625
  3,210,000   Aa2*     Orange County GO, 5.000% due 7/15/21            3,242,100
  7,400,000   A        Puerto Rico Commonwealth, Public
                         Improvement, Refunding Bonds,
                         4.500% due 7/1/23                             6,946,750
--------------------------------------------------------------------------------
                                                                      52,491,200
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                       VALUE
================================================================================

Government Facilities -- 3.6%
                       New York State Urban Development Corp.
                         Revenue:
                         Correctional Facilities Service
                           Contract:
$ 5,000,000   AAA          FSA-Insured, 5.000% due 1/1/20            $ 5,031,250
 15,700,000   BBB+         Series A, 5.000% due 1/1/19                15,621,500
  3,700,000   BBB+       Sports Facilities Assistance Program,
                           Series A, 5.000% due 4/1/18                 3,686,125
  3,000,000   BBB+       State Facilities, 5.700% due 4/1/20           3,337,500
--------------------------------------------------------------------------------
                                                                      27,676,375
--------------------------------------------------------------------------------
Hospitals -- 14.7%
    680,000   B1*      Monroe County IDA Revenue, Civic
                         Facilities, Genesee Hospital, Series A,
                           6.500% due 11/1/99                            690,418
                       New York State Dormitory Authority
                         Revenue:
  5,350,000   Aa3*       Lutheran Center at Poughkeepsie, LOC
                           Key Bank, 6.050% due 7/1/26                 5,804,750
  5,000,000   AAA        Memorial Sloan Kettering Cancer Center,
                           Series C, MBIA-Insured, 5.500% due
                           7/1/23                                      5,543,750
                         Mental Health Services Facilities:
                           Series B:
  2,500,000   A-             5.000% due 2/15/18                        2,490,625
  7,000,000   A-             5.625% due 2/15/21                        7,402,500
 11,505,000   AAA          Series D, MBIA-Insured, 5.000% due
                             8/15/17                                  11,605,669
 17,000,000   AAA        New York & Presbyterian Hospital,
                           FHA-Insured, 4.750% due 8/1/16             16,787,500
 16,615,000   BBB+       New York State Department of Health,
                           5.000% due 7/1/18                          16,698,075
  3,000,000   AA         St. Luke's Home, Residential Health,
                           FHA-Insured, 6.375% due 8/1/35              3,300,000
  2,450,000   AAA        St. Vincent's Hospital & Medical
                           Center, FHA-Insured, 7.400%
                           due 8/1/30                                  2,691,937
                       New York State Medical Care Facilities Finance
                         Agency Revenue:
  2,080,000   A-           8.875% due 8/15/07                          2,128,942
    550,000   A-           7.700% due 2/15/18                            562,661
                           Hospital & Nursing Home Insured Mortgage,
                             FHA-Insured:
                               Series A:
     70,000   AA                 6.100% due 2/15/02                       74,425
  4,855,000   AA                 6.200% due 2/15/21                    5,267,675
  4,065,000   AA                 7.450% due 8/15/31                    4,491,825
    990,000   AA               Series B, 7.000% due 8/15/32            1,119,938
  2,385,000   AA               Series C, 6.650% due 8/15/32            2,614,556

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                       VALUE
================================================================================

Hospitals -- 14.7% (continued)

                                Series A:
$ 2,500,000   BB                  Central Suffolk Hospital
                                    Mortgage Project, 6.125%
                                    due 11/1/16                     $  2,543,750
  1,000,000   Aa2*                Health Center Projects,
                                    Secured Mortgage Program,
                                    6.375% due 11/15/19                1,112,500
  6,800,000   AA                  Methodist Hospital, FHA-Insured,
                                    6.700% due 8/15/23                 7,420,500
  4,000,000   AA                  Mortgage Project, FHA-Insured,
                                    6.375% due 8/15/24                 4,580,000
                                Series B:
  1,860,000   AAA                 Long Term Healthcare, FSA-Insured,
                                    6.450% due 11/1/14                 2,039,025
  3,500,000   AA                  Mortgage Project, FHA-Insured,
                                    6.100% due 2/15/15                 3,810,625
                                Series F, Mental Health Services
                                  Facilities Improvement:
    710,000   A-                    6.500% due 8/15/12                   783,663
    730,000   A-                    6.500% due 2/15/19                   791,138
    705,000   A        Valley Health Development Corp., Mortgage
                         Revenue Bonds, Mortgage Loan, FHA-Insured,
                         11.300% due 2/1/23                              841,594
--------------------------------------------------------------------------------
                                                                     113,198,041
--------------------------------------------------------------------------------
Housing: Multi-Family -- 5.5%

  6,470,000   BBB      Commonwealth of Puerto Rico, Urban
                         Renewal & Housing Corp. Revenue Bonds,
                         7.875% due 10/1/04                            6,829,926
                       New York City Housing Development Corp.:
  1,543,393   NR         Cadman Project, 6.500% due 11/15/18           1,621,829
    979,447   NR         Heywood Towers Project, 6.500% due
                           10/15/17                                    1,028,429
  1,245,421   NR         Kelly Project, 6.500% due 2/15/18             1,308,340
  1,189,693   AAA        Pass Through Certificates, AMBAC-Insured,
                           6.500% due 12/20/01                         1,250,665
  1,596,765   NR         Riverside Project, 6.500% due 11/15/18        1,680,068
                         Series A, FHA-Insured:
  4,000,000   AAA          6.600% due 4/1/30                           4,265,000
  5,000,000   AAA          Multi-Unit Mortgage Refunding, 7.350%
                             due 6/1/19                                5,300,000
                       New York State Housing Finance Agency
                         Revenue, FHA-Insured:
  2,000,000   Aa1*         Secured Mortgage, Series A, 6.200%
                             due 8/15/15(c)                            2,165,000
  1,500,000   AAA          Series C, 6.500% due 8/15/24                1,605,000
  3,430,000   AAA        Housing Project Mortgage, Series A,
                           FSA-Insured, 6.125% due 11/1/20             3,704,400

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                       VALUE
================================================================================

Housing: Multi-Family -- 5.5% (continued)
                         Secured Mortgage Project, SONYMA-Insured:
                           Series A:
$   500,000   Aa1*           7.000% due 8/15/12(c)                  $    541,250
    500,000   Aa1*           7.050% due 8/15/24(c)                       537,500
  6,870,000   Aa1*         Series B, 6.250% due 8/15/29(c)             7,385,250
  1,750,000   Aa1*         Series C, 6.600% due 8/15/27                1,896,562
    990,000   A1*      Rensselaer Housing Authority, Multi-Family
                         Mortgage Revenue, Rensselaer Elderly
                         Apartments, Series A, 7.750% due 1/1/11       1,067,962
--------------------------------------------------------------------------------
                                                                      42,187,181
--------------------------------------------------------------------------------
Housing: Single-Family -- 4.7%
                       New York State Mortgage Agency Revenue:
  1,000,000   Aaa*       Series 41-A, 6.450% due 10/1/14               1,086,250
                         Homeowner Mortgage:
  2,625,000   Aa2*         Series 37-A, 6.375% due 10/1/14             2,848,125
  4,000,000   Aa2*         Series 42, FHA-Insured, 6.650%
                             due 4/1/26(c)                             4,320,000
  9,790,000   Aa2*         Series 46, 6.650% due 10/1/25(c)           10,622,150
  4,400,000   Aa2*         Series 65, 5.850% due 10/1/28(c)            4,609,000
  5,000,000   Aa2*         Series 67, 5.800% due 10/1/28(c)            5,218,750
  6,500,000   Aa2*         Series 71, 5.350% due 10/1/18               6,613,750
    460,000   Aa2*         Series SS, FHA-Insured, 7.950%
                             due 10/1/22(c)                              487,025
--------------------------------------------------------------------------------
                                                                      35,805,050
--------------------------------------------------------------------------------
Industrial Development -- 8.6%
  3,470,000   Aaa*     Allegany County IDA, Civic Facilities
                         Revenue, (Alfred University Civic
                         Facilities), MBIA-Insured, 5.000%
                         due 8/1/18                                    3,496,025
  2,250,000   A3*      Essex County IDA Revenue, Solid Waste,
                         (International Paper Co. Project),
                         Series A, 6.150% due 4/1/21(c)                2,458,125
    500,000   A+       Monroe County IDA, Public Improvement,
                         Canal Ponds Park, Series A, 7.000%
                           due 6/15/13                                   556,250
                       Nassau County IDA, Civic Facilities Revenue,
                         (Hofstra University Project):
  8,000,000   AAA          4.750% due 7/1/28                           7,820,000
  1,000,000   AAA          Capital Appreciation, zero coupon
                             due 7/1/18                                  382,500
                       New York City IDA:
  5,000,000   BBB-       Brooklyn Navy Yard Cogen Partners,
                           5.750% due 10/1/36(c)                       5,181,250
                         Civic Facilities Revenue:
  1,000,000   BBB          College of Aeronautics Project,
                             5.450% due 5/1/18                         1,027,500
                           The Lighthouse Project:
  1,000,000   AA             6.375% due 7/1/10                         1,075,000
  2,250,000   AA             6.500% due 7/1/22                         2,418,750

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                       VALUE
================================================================================

Industrial Development -- 8.6% (continued)
$   925,000   Aa1*       Prime Laboratories Inc., Series C,
                           7.700% Mandatory Tender 11/1/00          $    928,654
  1,450,000   Baa1*      Special Facilities Revenue, (1990
                           American Airlines Inc. Project),
                           8.000% due 7/1/20(c)                        1,490,759
  8,000,000   AAA      Onondaga County IDA Sewer Facilities
                         Revenue, (Bristol-Myers Squibb Co.
                         Project), 5.750% due 3/1/24(c)                9,060,000
  1,600,000   AA       Oswego County IDA, (Seneca Hill Project),
                         Series A, FHA-Insured, 5.650% due 8/1/37      1,680,000
                       Port Authority of New York & New Jersey:
  8,000,000   BBB-       Delta Airlines Inc. Project, Series 1R,
                           6.950% due 6/1/08                           8,800,000
 12,000,000   NR         Special Project, 5th Installment,
                           6.750% due 10/1/19(c)                      13,515,000
  1,410,000   A+       Rensselear County IDA, Albany
                         International Corp., 7.550% due
                         6/1/07(a)(c)                                  1,690,237
  1,000,000   AAA      St. Lawrence County IDA, Civic
                         Facilities Revenue, (St. Lawrence
                         University Project), Series A,
                         MBIA-Insured, 5.375% due 7/1/18               1,052,500
  1,250,000   AAA      Syracuse GO, IDA, James Square Association,
                         FHA-Insured, 7.000% due 8/1/25(a)             1,351,563
  2,230,000   B2*      Warren & Washington Counties IDA, Resource
                         Recovery Revenue Bonds, Series A,
                         7.900% due 12/15/07                           2,313,134
--------------------------------------------------------------------------------
                                                                      66,297,247
--------------------------------------------------------------------------------
Life Care Systems -- 4.2%
  7,450,000   AAA      Castle Residential Health Care
                         Facility Mortgage Revenue,
                         FHA-Insured, 5.750% due 8/1/37                7,850,438
                       New York State Dormitory Authority
                         Revenue Bonds:
  1,100,000   Aa3*       Chapel Oaks Inc, 5.375% due 7/1/17            1,131,625
                         FHA-Insured:
  1,230,000   AAA          Crouse Community Center, 7.500%
                             due 8/1/29                                1,305,337
                           Genessee Valley:
  1,000,000   AA             Series A, 6.900% due 2/1/32               1,088,750
    685,000   AA             Series B, 6.850% due 8/1/16                 746,650
  3,815,000   AA           Hebrew Nursing Home, 6.125% due 2/1/37      4,139,275
  1,305,000   AAA          Heritage House Nursing Center, 7.000%
                             due 8/1/31                                1,417,556
  2,450,000   AA-          Iroquois Nursing Home, 7.050% due
                             2/1/31                                    2,636,813
  2,150,000   AAA          Jewish Geriatric Center, 7.150% due
                             8/1/14                                    2,480,563
  1,500,000   AAA          Menorah Campus, Nursing Home,
                             6.100% due 2/1/37                         1,657,500
  1,600,000   AA           Niagara Frontier Home, Mortgage Revenue,
                             6.200% due 2/1/15                         1,768,000
  3,350,000   AA           Wesley Garden Nursing Home, 6.125%
                             due 8/1/35                                3,638,938

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                       VALUE
================================================================================

Life Care Systems -- 4.2% (continued)
$ 2,160,000   A        Oneida Health Care Corp. Mortgage
                         Revenue, Series A, FHA-Insured,
                         7.200% due 8/1/31                          $  2,311,200
--------------------------------------------------------------------------------
                                                                      32,172,645
--------------------------------------------------------------------------------
Pollution Control Revenue -- 2.3%
  4,500,000   AAA      Dutchess County Resource Recovery
                         Agency Revenue Bonds, Solid Waste
                         Management, Series A, FGIC-Insured,
                         7.500% due 1/1/09                             4,781,250
                       New York State Energy, Research &
                         Development Authority:
                           MBIA-Insured, Central Hudson Gas &
                             Electric:
  1,100,000   AAA            Series B, 7.375% due 10/1/14(a)           1,171,720
  1,000,000   A              Series C, 8.375% due 12/1/28(c)           1,026,900
  2,660,000   AAA          Rochester Gas & Electric, FSA-Insured,
                             8.375% due 12/1/28(c)                     2,733,549
                       New York State Environmental Facilities
                         Corp.:
  1,595,000   Baa1*      Huntington Project, 7.375% due 10/1/99        1,641,351
                         PCR, State Water Revolving Fund,
                           Series A:
    805,000   Aaa*         7.250% due 6/15/10                            892,544
  1,950,000   Aa2*         7.500% due 6/15/12                          2,110,875
  1,000,000   AAA      North Country Development Authority,
                         Solid Waste Management System Revenue
                         Refunding, FSA-Insured, 6.000% due
                         5/15/15                                       1,167,500
  1,710,000   Aa3*     Puerto Rico Industrial, Medical &
                         Environmental Pollution Control
                         Facilities Finance Authority Revenue,
                         Series A, American Airlines Inc.,
                         6.450% due 12/1/25                            1,895,963
--------------------------------------------------------------------------------
                                                                      17,421,652
--------------------------------------------------------------------------------

Pre-Refunded(d) -- 11.0%
     35,000   AAA      Battery Park City Authority Housing
                         Revenue, FHA-Insured, (Call
                         6/1/05 @ 100), 8.625% due 6/1/23                 44,494
  1,000,000   AAA      Buffalo Municipal Water Finance
                         Authority, Water Systems Revenue,
                         FGIC-Insured, (Call 7/1/06 @ 102),
                         6.100% due 7/1/26                             1,153,750
  2,150,000   AAA      Monroe County Water Authority
                         Revenue, AMBAC-Insured, (Call
                         8/1/04 @ 101), 7.000% due 8/1/19              2,518,188
                       New York City GO:
     55,000   AAA        Series A, (Call 8/15/01 @ 101.5),
                           7.750% due 8/15/16                             61,737
  4,000,000   AAA        Series B1, MBIA-Insured, (Call
                           8/15/04 @ 101), 6.950% due 8/15/12          4,675,000
  2,155,000   AAA        Series H, (Call 2/1/02 @ 101.5),
                           7.000% due 2/1/21                           2,397,437
  3,270,000   AAA      New York City Municipal Water
                         Finance Authority, Water
                         & Sewer System Revenue, Series A,
                         FSA-Insured, (Call 6/15/01 @ 101),
                         7.000% due 6/15/15                            3,539,775

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                       VALUE
================================================================================

Pre-Refunded(d) -- 11.0% (continued)
                       New York State Dormitory Authority
                         Revenue:
$ 5,000,000   Baa1*      Department of Education, State of
                           New York Issue, (Call 7/1/01 @ 102),
                           7.750% due 7/1/21(a)                     $  5,606,250
    990,000   AAA        United Health Services Inc.,
                         FHA-Insured Mortgage, (Call 2/1/00 @
                           102), 7.350% due 8/1/29(d)                  1,056,825
                       New York State Medical Care Facilities
                         Finance Agency Revenue:
  1,320,000   AAA          Call 2/15/00 @ 102, 7.750% due 2/15/20      1,417,350
                           Hospital & Nursing Home, FHA-Insured:
  6,950,000   AA             Series A, (Call 2/15/04 @ 102),
                               6.200% due 2/15/21                      7,844,812
    115,000   AA             Series C, (Call 8/15/02 @ 102),
                               6.650% due 8/15/32                        128,656
                           MBIA-Insured:
    830,000   AAA            Call 2/15/00 @ 102, 7.750% due
                               2/15/20                                   891,212
    135,000   AAA            Partially Pre-Refunded, (Call
                                2/15/00 @ 102), 7.750% due
                                2/15/20                                  144,281
                           Mental Health Improvement, Series F,
                             (Call 8/15/02 @ 102):
  4,010,000   A-               6.500% due 8/15/12                      4,466,137
  3,885,000   A-               6.500% due 2/15/19                      4,326,919
    515,000   A-           Partially Pre-Refunded, (Call 2/15/00
                             @ 102), 7.750% due 2/15/20                  550,406
                           Series A:
  3,000,000   AAA            Beth Israel Medical Center,
                               MBIA-Insured, (Call 11/1/00
                               @ 102), 7.500% due 11/1/10              3,288,750
  4,000,000   AAA        Brookdale Hospital Medical Center,
                           (Call 2/15/05 @ 102), 6.800%
                             due 8/15/12                               4,710,000
  4,700,000   AAA        New York Downtown Hospital,
                           (Call 2/15/05 @ 102), 6.800% due
                           2/15/20                                     5,534,250
                         New York Hospital, Series A,
                           FHA-Insured, (Call 2/15/05 @ 102):
  8,500,000   AAA               6.800% due 8/15/24(a)                 10,008,750
  7,600,000   AAA               6.500% due 8/15/29                     8,825,500
  2,500,000   AAA               6.900% due 8/15/34(a)                  2,959,375
  5,000,000   AAA            Secured Hospital Revenue Bonds 1991,
                                (Call 8/15/01 @ 102), 7.400%
                                  due 8/15/21                          5,587,500
  1,700,000   AAA            St. Luke's Hospital, Series B,
                               FHA-Insured, (Call 2/15/00 @ 102),
                                 7.450% due 2/15/29                    1,819,000
  1,000,000   A1*      Orangetown Housing Authority, Housing
                         Facility Revenue, Orangetown Senior
                         Housing Center, (Call 10/1/00 @ 102),
                         7.600% due 4/1/30                             1,093,750
--------------------------------------------------------------------------------
                                                                      84,650,104
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                       VALUE
================================================================================

Public Facilities -- 0.5%
$ 1,000,000   A        Albany Parking Authority Revenue
                         Refunding, (Green & Hudson Street
                         Garage Project), Series A, 7.150%
                         due 9/15/16                                $  1,072,500
    915,000   BBB+     New York State COP, (Hanson Redevelopment
                         Project), 8.375% due 5/1/08                   1,133,456
  1,500,000   BBB+     Triborough Bridge & Tunnel Authority,
                         (Convention Center Project), Series E,
                         7.250% due 1/1/10(a)                          1,816,875
--------------------------------------------------------------------------------
                                                                       4,022,831
--------------------------------------------------------------------------------
Short-Term -- 0.7%
    700,000   VMIG 1*  New York City GO, Series A-7, 4.100%
                         due 8/1/21                                      700,000
  3,000,000   VMIG 1*  New York City Municipal Water Finance
                         Authority, Water & Sewer System
                         Revenue, Series G, 3.600% due 6/15/24         3,000,000
    400,000   VMIG 1*  New York State Job Development Authority,
                         Series A-1 thru A-25, 4.100% due
                         3/1/07                                          400,000
  1,000,000   VMIG 1*  Syracuse IDA, Civic Facilities Revenue,
                         (Syracuse University Project), 4.100%
                         due 3/1/23                                    1,000,000
--------------------------------------------------------------------------------
                                                                       5,100,000
--------------------------------------------------------------------------------
Transportation -- 11.4%
                       Metropolitan Transportation Authority:
  6,945,000   AAA        Commuter Facility Revenue, Series B,
                           4.750% due 7/1/26                           6,788,737
  5,000,000   AAA        Series A, FGIC-Insured, 4.750% due 4/1/28     4,881,250
                         Transit Facilities Revenue:
                           Series A, MBIA-Insured:
  5,000,000   AAA            4.750% due 7/1/21                         4,900,000
 10,000,000   AAA            5.625% due 7/1/25                        10,712,500
  5,000,000   BBB+         Series N, 7.125% due 7/1/09                 5,618,750
  2,250,000   AAA      Monroe County Airport Authority,
                         Airport Revenue, Greater Rochester
                         International, MBIA-Insured,
                         7.250% due 1/1/19(c)                          2,379,375
  4,230,000   AAA      New York State Highway Authority,
                         Emergency Services, Construction &
                         Reconstruction, Series A, FSA-Insured,
                         6.600% due 3/1/01                             4,520,812
                       New York State Thruway Authority,
                         Local Highway & Bridge Authority
                         FGIC-Insured:
  5,000,000   AAA          Series B, 5.250% due 4/1/14                 5,262,500
  3,000,000   AAA          Series C, 5.250% due 4/1/15                 3,142,500
  1,000,000   AAA      Niagara Falls Bridge Authority, Toll
                         Revenue, Series B, FGIC-Insured,
                         5.250% due 10/1/15                            1,082,500
  2,840,000   AAA      Niagara Frontier Authority Airport
                         Revenue, Buffalo Niagara International
                         Airport, FGIC-Insured, 5.000% due 4/1/13      2,893,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1998
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING                    SECURITY                       VALUE
================================================================================

Transportation -- 11.4% (continued)
                       Puerto Rico Commonwealth Highway
                         & Transportation Authority Revenue
                         Refunding:
$ 7,000,000   A            Series A, 4.750% due 7/1/38              $  6,903,750
                           Series Y:
 10,000,000   A              5.000% due 7/1/36                        10,200,000
 17,000,000   A              5.500% due 7/1/36                        18,551,250
--------------------------------------------------------------------------------
                                                                      87,837,174
--------------------------------------------------------------------------------
Utilities -- 3.1%
  4,000,000   AAA      Long Island Power Authority, Series A,
                         FSA-Insured, 5.000% due 12/1/15               4,080,000
                       New York State Energy, Research &
                         Development Authority, Facilities
                         Revenue Bonds:
  3,000,000   A1*          Brooklyn Union Gas Co. Project,
                             Regular RIBS, Series B, 9.939%
                             due 7/1/26(c)(e)                          4,001,250
  5,750,000   A+           Consolidated Edison Co. Inc. Project,
                             Series A, 7.125% due 12/1/29(a)(c)        6,641,250
  1,500,000   Baa2*        Corning National Gas Corp., Series A,
                             8.250% due 12/1/18(c)                     1,554,630
                           Long Island Lighting Co. Project:
  4,000,000   A-             Series A, 7.150% due 12/1/20(c)           4,400,000
  3,000,000   A-             Series B, 7.150% due 2/1/22(c)            3,300,000
--------------------------------------------------------------------------------
                                                                      23,977,130
--------------------------------------------------------------------------------

Water & Sewer -- 2.0%
  8,000,000   A1*      New York City Municipal Water Finance
                         Authority, Water & Sewer System
                         Revenue, Series D, 4.750% due 6/15/25         7,750,000
                       New York State Environmental Facilities Corp.,
                         Clean Water & Drinking Revolving Funds:
  6,520,000   Aa2*         Series C, 5.000% due 6/15/16                6,625,950
  1,000,000   Aa2*         Series F, 5.250% due 6/15/14                1,050,000
--------------------------------------------------------------------------------
                                                                      15,425,950
--------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $710,384,041**)                     $768,881,495
================================================================================

(a)   Security segregated by Custodian for open purchase agreements.
(b) Bond is escrowed to maturity by U.S. government securities and is considered by the Manager to be triple-A rated even if isssuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Bond is escrowed by U.S. government securities and is considered by the Manager to be triple-A rated even if isssuer has not applied for new ratings.
(e) Residual interest bond -- coupon varies inversely with level of short-term tax-exempt interest rates.
**    Aggregate cost for Federal income tax purposes is substanially the same.

      See pages 25 through 27 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                      1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except those which are identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB      -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards.
           Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR      -- Indicates the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1   -- Moody's highest rating for short-term municipal obligations.
MIG 2   -- Moody's second highest rating for short-term municipal obligations.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
BOCES   -- Board of Cooperative Education Services
CGIC    -- Capital Guaranty Insurance Company
COP     -- Certificate of Participation
CSD     -- Central School District
ETM     -- Escrowed to Maturity
Fairs   -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financial Security Assurance
GDB     -- Government Development Bank
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority


--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Security Descriptions (unaudited) (continued)
--------------------------------------------------------------------------------

IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
Inflos  -- Inverse Floaters
IRB     -- Industrial Revenue Bonds
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PART    -- Partnership Structure
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
SAVRS   -- Select Auction Variable Rate Securities
SONYMA  -- State of New York Mortgage Association
SWAP    -- SWAP Structure
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bond Structure
TRAN    -- Tax and Revenue Anticipation Notes
UFSD    -- Union Free School District
VRDD    -- Variable Rate Demand Note
VRWE    -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)              September 30, 1998
--------------------------------------------------------------------------------


                                                                      New York Money        New York
                                                                     Market Portfolio       Portfolio
========================================================================================================
ASSETS:
  Investments, at value (Cost -- $1,211,556,233 and
    $710,384,041, respectively)                                       $ 1,211,556,233    $   768,881,495
  Interest receivable                                                       8,222,267         11,959,017
  Receivable for securities sold                                                   --          4,156,417
  Receivable for Fund shares sold                                                  --            901,608
  Other assets                                                                104,410                863
--------------------------------------------------------------------------------------------------------
  Total Assets                                                          1,219,882,910        785,899,400
========================================================================================================

LIABILITIES:
  Payable for securities purchased                                         16,100,000          9,842,714
  Dividends payable                                                         1,668,182                 --
  Management fees payable                                                     471,491            322,881
  Distribution fees payable                                                    39,120             72,770
  Deferred compensation                                                         8,560                 --
  Payable to bank                                                                  --             35,369
  Accrued expenses                                                             88,300            117,581
--------------------------------------------------------------------------------------------------------
  Total Liabilities                                                        18,375,653         10,391,315
--------------------------------------------------------------------------------------------------------
Total Net Assets                                                      $ 1,201,507,257    $   775,508,085
========================================================================================================

NET ASSETS:
  Par value of shares of beneficial interest                          $     1,201,691    $        54,599
  Capital paid in excess of par value                                   1,200,489,578        702,697,739
  Overdistributed net investment income                                            --           (166,735)
  Accumulated net realized gain (loss)
    from security transactions                                               (184,012)        14,425,028
  Net unrealized appreciation of investments                                       --         58,497,454
--------------------------------------------------------------------------------------------------------
Total Net Assets                                                      $ 1,201,507,257    $   775,508,085
========================================================================================================

Shares Outstanding:
  Class A                                                               1,201,691,269         39,964,218
  ------------------------------------------------------------------------------------------------------
  Class B                                                                          --         13,704,616
  ------------------------------------------------------------------------------------------------------
  Class L                                                                          --            930,548
  ------------------------------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                      $          1.00    $         14.21
  ------------------------------------------------------------------------------------------------------
  Class B *                                                                        --    $         14.20
  ------------------------------------------------------------------------------------------------------
  Class L **                                                                       --    $         14.18
  ------------------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)                --    $         14.80
  ------------------------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)                --    $         14.32
========================================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
28                                      1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1998


                                                                       New York Money       New York
                                                                      Market Portfolio      Portfolio
========================================================================================================
INVESTMENT INCOME:
  Interest                                                            $    20,266,760    $    21,693,503
--------------------------------------------------------------------------------------------------------

EXPENSES:
  Management fees (Note 4)                                                  2,827,496          1,896,141
  Distribution fees (Note 4)                                                  565,031          1,084,200
  Shareholder and system servicing fees                                       186,969            146,772
  Registration fees                                                            42,563              7,521
  Shareholder communications                                                   21,177             25,119
  Audit and legal                                                              14,706              9,928
  Trustees' fees                                                                7,825              3,008
  Custody                                                                          --             18,049
  Pricing service fees                                                             --             12,634
  Other                                                                        21,174              4,363
--------------------------------------------------------------------------------------------------------
  Total Expenses                                                            3,686,941          3,207,735
--------------------------------------------------------------------------------------------------------
Net Investment Income                                                      16,579,819         18,485,768
--------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities*):
    Proceeds from sales                                                    27,938,248        233,611,672
    Cost of securities sold                                                27,917,855        229,541,425
--------------------------------------------------------------------------------------------------------
  Net Realized Gain                                                            20,393          4,070,247
--------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                                            --         46,069,781
    End of period                                                                  --         58,497,454
--------------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                          --         12,427,673
--------------------------------------------------------------------------------------------------------
Net Gain on Investments                                                        20,393         16,497,920
--------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $    16,600,212    $    34,983,688
========================================================================================================

* Represents net realized gains only from the sale of short-term securities for the New York Money Market Portfolio.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       29

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1998 (unaudited) and the Year Ended March 31, 1998

New York Money Market Portfolio                September 30          March 31
================================================================================
OPERATIONS:
  Net investment income                      $    16,579,819    $    30,888,796
  Net realized gain                                   20,393             55,246
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations          16,600,212         30,944,042
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                          (16,579,819)       (30,888,796)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                (16,579,819)       (30,888,796)
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares             2,255,857,890      4,017,556,068
  Net asset value of shares issued
    for reinvestment of dividends                 15,941,632         29,748,114
  Cost of shares reacquired                   (2,231,313,070)    (3,823,473,761)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                       40,486,452        223,830,421
--------------------------------------------------------------------------------

Increase in Net Assets                            40,506,845        223,885,667

NET ASSETS:
  Beginning of period                          1,161,000,412        937,114,745
--------------------------------------------------------------------------------
  End of period                              $ 1,201,507,257    $ 1,161,000,412
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
30                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1998 (unaudited) and the Year Ended March 31, 1998

New York Portfolio                               September 30        March 31
================================================================================
OPERATIONS:
  Net investment income                          $  18,485,768    $  38,359,402
  Net realized gain                                  4,070,247       19,378,043
  Increase in net unrealized appreciation           12,427,673       23,850,130
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations            34,983,688       81,587,575
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                            (18,647,629)     (38,599,604)
  Net realized gains                                        --       (2,539,192)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                  (18,647,629)     (41,138,796)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                  42,963,992       73,045,552
  Net asset value of shares issued
    for reinvestment of dividends                   11,155,128       25,013,632
  Cost of shares reacquired                        (54,200,074)    (105,052,560)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                            (80,954)      (6,993,376)
--------------------------------------------------------------------------------
Increase in Net Assets                              16,255,105       33,455,403

NET ASSETS:
  Beginning of period                              759,252,980      725,797,577
--------------------------------------------------------------------------------
  End of period*                                 $ 775,508,085    $ 759,252,980
================================================================================
* Includes overdistributed net investment
  income of:                                     $    (166,735)   $      (4,874)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       31

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The New York Money Market and New York Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and six other separate investment portfolios: Florida, Georgia, Pennsylvania, Limited Term, National and California Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the directions of the Board of Trustees; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. PORTFOLIO CONCENTRATION

Since each Portfolio invests primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.


--------------------------------------------------------------------------------
32                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

The New York Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in Portfolio shares on the payable date. Furthermore, each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The New York Money Market Portfolio pays MMC a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. The New York Portfolio pays MMC a management fee calculated at the annual rate of 0.50% of its average daily net assets. These fees are calculated daily and paid monthly.

On October 8, 1998 CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), was the Fund's distributor. SSB (as well as certain other broker-dealers) continues to sell Fund shares to the public as members of the selling group.

On June 12, 1998, the Fund's Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares of the New York Portfolio are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. In addition, Class A shares of the New York Portfolio also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       33

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

For the six months ended September 30, 1998, SSB received sales charges of approximately $268,000 and $17,000 on sales of the New York Portfolio's Class A and Class L shares, respectively. In addition, for the six months ended September 30, 1998, CDSCs paid to SSB were approximately:

                                                           Class A      Class B
================================================================================
New York Portfolio                                         $3,000       $82,000
================================================================================

Pursuant to a Distribution Plan, the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the New York Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the six months ended September 30, 1998, total Distribution Plan fees incurred were:

Portfolio                                   Class A       Class B       Class L
================================================================================
New York Money Market                      $565,031             --           --
--------------------------------------------------------------------------------
New York                                    415,093       $629,031      $40,076
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

5. INVESTMENTS

During the six months ended September 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                        New York Money                New York
                                       Market Portfolio               Portfolio
================================================================================
Purchases                                            --             $221,646,548
--------------------------------------------------------------------------------
Sales                                                --              233,611,672
================================================================================


--------------------------------------------------------------------------------
34                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At September 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                        New York Money                New York
                                       Market Portfolio               Portfolio
================================================================================
Gross unrealized appreciation                        --              $58,497,454
Gross unrealized depreciation                        --                       --
--------------------------------------------------------------------------------
Net unrealized appreciation                          --              $58,497,454
================================================================================

6. CAPITAL LOSS CARRYFORWARD

At March 31, 1998, the New York Money Market Portfolio had, for Federal income tax purposes, $206,000 of loss carryforwards expiring March 31, 2000 which are available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

7. SHARES OF BENEFICIAL INTEREST

At September 30, 1998, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At September 30, 1998, total paid-in capital amounted to the following for each class and their respective Portfolio:

Portfolio                             Class A          Class B         Class L
================================================================================
New York Money Market            $1,201,691,269               --             --
--------------------------------------------------------------------------------
New York                            502,097,448     $188,119,063    $12,535,827
================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       35

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                          Six Months Ended                         Year Ended
                                         September 30, 1998                      March 31, 1998
New York                          --------------------------------      --------------------------------
Money Market Portfolio               Shares            Amount              Shares            Amount
=========================================================================================================
Class A
Shares sold                       2,255,857,890    $ 2,255,857,890      4,017,556,068    $ 4,017,556,068
Shares issued on reinvestment        15,941,632         15,941,632         29,748,114         29,748,114
Shares redeemed                  (2,231,313,070)    (2,231,313,070)    (3,823,473,761)    (3,823,473,761)
---------------------------------------------------------------------------------------------------------
Net Increase                         40,486,452    $    40,486,452        223,830,421    $   223,830,421
=========================================================================================================

New York Portfolio
=========================================================================================================

Class A
Shares sold                           2,249,076    $    31,407,312          3,850,913    $    53,040,777
Shares issued on reinvestment           600,225          8,373,599          1,362,472         18,669,863
Shares redeemed                      (2,724,839)       (37,934,121)        (5,700,162)       (78,035,339)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 124,462    $     1,846,790           (486,777)   $    (6,324,699)
=========================================================================================================

Class B
Shares sold                             598,592    $     8,350,971          1,316,193    $    18,054,603
Shares issued on reinvestment           186,619          2,601,604            436,910          5,982,453
Shares redeemed                      (1,090,341)       (15,198,881)        (1,800,898)       (24,706,176)

---------------------------------------------------------------------------------------------------------
Net Decrease                           (305,130)   $    (4,246,306)           (47,795)   $      (669,120)
=========================================================================================================

Class L*
Shares sold                             229,784    $     3,205,709            143,210    $     1,950,172
Shares issued on reinvestment            12,908            179,925             26,418            361,316
Shares redeemed                         (76,776)        (1,067,072)          (170,356)        (2,311,045)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 165,916    $     2,318,562               (728)   $           443
=========================================================================================================

* On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
36                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                                New York Money Market Portfolio
                                  ----------------------------------------------------------
Class A Shares                    1998(1)      1998      1997     1996      1995       1994
--------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period             $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------
  Net investment income(2)        0.015       0.030     0.028     0.038     0.025     0.018
  Dividends from
    net investment income        (0.015)     (0.030)   (0.028)   (0.038)   (0.025)   (0.018)
--------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                   $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------
Total Return                       1.48%++     3.04%     2.85%     3.17%     2.49%     1.77%
--------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)       $1,202      $1,161      $937      $882      $708       $82
--------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses(2)                      0.66%+      0.65%     0.67%     0.67%     0.68%     0.60%
  Net investment income            2.93+       2.99      2.80      3.11      2.94      1.73
============================================================================================

(1)   For the six months ended September 30, 1998 (unaudited).
(2) The manager has waived all or part of its fees for the year ended March 31, 1994. If such fees were not waived, the per share decrease on net investment income would have been $0.001 and the expense ratio would have been 0.67%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       37

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                                    New York Portfolio
                               ---------------------------------------------------------------------
Class A Shares                 1998(1)        1998        1997        1996       1995(2)      1994
====================================================================================================
Net Asset Value,
   Beginning of Period         $13.91        $13.16      $13.19      $12.83      $12.83      $13.25
----------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income         0.35          0.72        0.74        0.75        0.76        0.78
   Net realized and
     unrealized gain (loss)      0.30          0.81       (0.03)       0.35        0.01*      (0.41)
----------------------------------------------------------------------------------------------------
Total Income
   From Operations               0.65          1.53        0.71        1.10        0.77        0.37
----------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income        (0.35)        (0.73)      (0.74)      (0.74)      (0.77)      (0.79)
   Net realized gains              --         (0.05)         --          --          --          --
----------------------------------------------------------------------------------------------------
Total Distributions             (0.35)        (0.78)      (0.74)      (0.74)      (0.77)      (0.79)
----------------------------------------------------------------------------------------------------
Net Asset Value,
   End of Period               $14.21        $13.91      $13.16      $13.19      $12.83      $12.83
----------------------------------------------------------------------------------------------------
Total Return                     4.78%++      11.83%       5.48%       8.71%       6.32%       2.66%
----------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (millions)      $568          $554        $531        $558         $83         $70
----------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
   Expenses(3)                   0.70%+        0.71%       0.75%       0.72%       0.63%       0.55%
   Net investment income         5.02+         5.28        5.58        5.84        6.00        5.79
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate            29%           71%         53%         36%         30%         20%
====================================================================================================

(1)   For the six months ended September 30, 1998 (unaudited).
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 0.85% for Class A shares.
* Includes the per share effect of shareholder sale and redemption activity during the year, most of which occurred at a net asset value less than the net asset value at the beginning of the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
38                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                                     New York Portfolio
                                 ---------------------------------------------------------
Class B Shares                   1998(1)        1998        1997        1996       1995(2)
==========================================================================================
Net Asset Value,
  Beginning of Period            $13.89        $13.15      $13.18      $12.84      $11.96
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income            0.31          0.65        0.67        0.67        0.31
  Net realized and
    unrealized gain (loss)         0.32          0.80       (0.03)       0.35        0.86*
------------------------------------------------------------------------------------------
Total Income From Operations       0.63          1.45        0.64        1.02        1.17
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.32)        (0.66)      (0.67)      (0.68)      (0.29)
  Net realized gains                 --         (0.05)         --          --          --
------------------------------------------------------------------------------------------
Total Distributions               (0.32)        (0.71)      (0.67)      (0.68)      (0.29)
------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                  $14.20        $13.89      $13.15      $13.18      $12.84
------------------------------------------------------------------------------------------
Total Return                       4.57%++      11.19%       4.96%       8.05%       9.92%++
------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)         $195          $195        $185        $181          $4
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                      1.23%+        1.23%       1.27%       1.25%       1.27%+
  Net investment income            4.50+         4.76        5.06        5.45        5.76+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate              29%           71%         53%         36%         30%
==========================================================================================

(1)   For the six months ended September 30, 1998 (unaudited).
(2)   For the period from November 11, 1994 (inception date) to March 31, 1995.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 1.35% for Class B shares.
* Includes the per share effect of shareholder sale and redemption activity during the year, most of which occurred at a net asset value less than the net asset value at the beginning of the year.
++ Total return is not annualized, as the result may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       39

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                                          New York Portfolio
                                   ------------------------------------------------------------
Class L Shares(1)                  1998(2)       1998       1997      1996     1995(3)    1994
================================================================================================
Net Asset Value,
  Beginning of Period              $13.88       $13.14     $13.17    $12.83    $12.82    $13.24
------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income              0.31         0.64       0.66      0.66      0.68      0.68
  Net realized and
    unrealized gain (loss)           0.30         0.80      (0.02)     0.36      0.01*    (0.40)
------------------------------------------------------------------------------------------------
Total Income From Operations         0.61         1.44       0.64      1.02      0.69      0.28
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.31)       (0.65)     (0.67)    (0.68)    (0.68)    (0.70)
  Net realized gains                   --        (0.05)        --        --        --        --
------------------------------------------------------------------------------------------------
Total Distributions                 (0.31)       (0.70)     (0.67)    (0.68)    (0.68)    (0.70)
------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                    $14.18       $13.88     $13.14    $13.17    $12.83    $12.82
------------------------------------------------------------------------------------------------
Total Return                         4.45%++     11.13%      4.91%     8.07%     5.66%     1.96%
------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)            $13,197      $10,611    $10,055    $8,931    $5,896    $5,461
------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses(4)                        1.27%+       1.28%      1.32%     1.28%     1.28%     1.23%
  Net investment income              4.45+        4.71       5.01      5.02      5.38      4.98
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                29%          71%        53%       36%       30%       20%
================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2)   For the six months ended September 30, 1998 (unaudited).
(3)   On November 7, 1994, the former Class B shares were renamed Class C shares.
(4) As a result of voluntary expense limitations, the expense ratio will not exceed 1.40% for Class C shares.
* Includes the per share effect of shareholder sale and redemption activity during the year, most of which occurred at a net asset value less than the net asset value at the beginning of the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
40                                       1998 Semi-Annual Report to Shareholders

                          Salomon Smith Barney
                          ---------------------------
                          A member of citigroup[LOGO]

TRUSTEES
Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Joseph Benevento
Vice President

Irving P. David
Controller -- New York
Money Market Portfolio

Thomas M. Reynolds
Controller -- New York Portfolio

Christina T. Sydor
Secretary

INVESTMENT MANAGER
Mutual Management Corp.

DISTRIBUTOR
CFBDS, Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Muni Funds--New York Money Market and New York Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


Smith Barney Muni Funds
388 Greenwich Street, MF2
New York, New York 10013


www.smithbarney.com


FD0807 11/98